UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Performance Food Group Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF

ANNUAL

MEETING OF

STOCKHOLDERS

2024

PROXY

STATEMENT

At Performance Food Group, we are proud of the heritage, talent and local knowledge of our family of companies. Across all locations, our shared culture unites us and helps us to consistently deliver the goods. PFG In Action guides how we show up for each other, our customers and our communities. At PFG, our commitment to our associates, customers and communities can be summed up in a simple phrase: We Deliver the Goods.

\2023 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice of 2024 Virtual
Annual Meeting of Stockholders

Logistics

WHEN Wednesday, November 20, 2024 8:00 A.M. Eastern Time	WHERE Meeting live via the internet – please visit www.virtualshareholdermeeting. com/PFGC2024

WHO CAN VOTE

You may vote at the Annual Meeting of Stockholders to be held on November 20, 2024 (the “Annual Meeting”) if you were a stockholder of record at the close of business on September 30, 2024.

Items of Business

Proposal		BOARD RECOMMENDATION
1	To elect the 12 director nominees listed in this Proxy Statement.	FOR each director nominee
2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025.	FOR
3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.	FOR
4	To approve the PFG 2024 Omnibus Incentive Plan.	FOR

Stockholders will also consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Proxy votes must be received no later than 11:59 P.M., Eastern Time, on November 19, 2024.

If you plan to participate virtually in the Annual Meeting, please see the instructions in the “Questions and Answers about Voting and the Annual Meeting” section of this Proxy Statement. Stockholders will be able to listen, vote electronically and submit questions online during the Annual Meeting. There will be no physical location for stockholders to attend. Stockholders may only participate online at www.virtualshareholdermeeting.com/PFGC2024.

This Proxy Statement, together with a form of proxy card and the Annual Report on Form 10-K for the fiscal year ended June 29, 2024 (the “Annual Report”), are first being sent to stockholders on or about October 10, 2024.

Your vote is important to us. Thank you for voting.

Ways To Vote Your Proxy

BY INTERNET

Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card to obtain your records and to vote by internet.

BY TELEPHONE

From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card in order to vote by telephone.

BY MAIL

Mark your selections on the proxy card.

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the enclosed postage-paid envelope provided to you in time to be received before the deadline.

By Order of the Board of Directors,

A. BRENT KING Executive Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, NOVEMBER 20, 2024:
This Proxy Statement and our Annual Report are available free of charge on the Annual Report and Proxy tab in the Financial Information section in the Investors section of our website (https://investors.pfgc.com/financials/annual-reports/default.aspx; https://investors.pfgc.com/ financials/proxy/default.aspx).

Message from Our
Chairman & CEO

Our Company had an outstanding fiscal year, achieving record profit results while continuing our journey as one of the leading distributors of food and foodservice products in the U.S. We have set ourselves apart by expanding into new and exciting markets and broadening our range of products. As a result, we are increasing our share of the food-away-from-home market and engagement with consumers.

Our sales growth has placed us among some of the largest companies in the country. In 2024, PFG moved higher on the Fortune 500 list, securing the No. 84 position. This marks the second consecutive year that we were among the top 100 largest companies in the U.S., according to Fortune.

We lead with our Foodservice segment, which is one of the country's largest suppliers of food to independent and chain restaurants. PFG’s substantial and expanding salesforce is an important competitive advantage, propelling our business to new heights. We have consistently increased our market share, especially in the independent restaurant space, which remains a significant and profitable opportunity. Through our continuous development of proprietary brands, we believe we are at the forefront of this important channel and have substantial room to grow.

In fiscal 2024, our Vistar segment also achieved solid growth by expanding into new and growing channels such as online fulfillment and e-commerce platforms. Vistar is uniquely positioned as one of the largest distributors of candy, snacks, and beverages to a range of customers including movie theaters, vending machine operators, retail stores, schools, and hotels, among others.

The Company achieved $58.3 billion in net revenue, $435.9 million in net income and $1.5 billion in Adjusted EBITDA(1) during fiscal 2024, marking solid growth in several areas, including excellent performance in independent restaurants.

Executing Strategic M&A

In addition to a strong organic performance, PFG successfully expanded our business through targeted acquisitions in key geographies. In July 2024, PFG acquired José Santiago, Inc., the largest foodservice distributor in Puerto Rico, marking our Company’s first operating company located in the Caribbean. We expect strong growth opportunities in the future from this acquisition. In August 2024, we announced our intention to acquire Cheney Bros, Inc., a leading foodservice distributor in the Southeastern U.S. We closed the transaction on October 8th, adding to our strong foodservice distribution platform. This acquisition increases our scale and geographic reach. We believe that these deals will build on PFG’s legacy strength and drive sales and profit growth in the long term.

2

“Our sales growth has placed us among some of the largest companies in the country. In 2024, PFG moved higher on the Fortune 500 list, securing the No. 84 position. This marks the second consecutive year that we were among the top 100 largest companies in the U.S., according to Fortune.”

George Holm, Chairman & CEO

Message from Our Chairman & CEO

In fiscal 2024, PFG also acquired Green Rabbit, a company focused on online order fulfillment that ships directly to consumers and businesses. The transaction added three warehouses dedicated to this business, effectively doubling PFG’s fulfillment facilities. We are optimistic about the prospects for this platform going forward.

Earlier in fiscal 2024, PFG also acquired OLM Foods, which is focused on developing and selling high- quality food products and programs. OLM has partnered with our Core-Mark business to sell in the convenience store channel. Convenience is an important growth vehicle for PFG, and OLM is another avenue for our company to capture this growth.

Making Progress on ESG Initiatives

Throughout fiscal 2024, we have also made substantial strides in achieving our environmental, social and governance (ESG) goals, encompassing areas such as responsible sourcing, energy efficiency, renewable energy, waste management, and associate engagement and development. Noteworthy accomplishments include reducing power consumption intensity and reaching our goal of an 80 percent diversion rate for operational waste seven years ahead of schedule. On the road, we’ve started a collaborative pilot program to use all-electric refrigeration technology on battery-electric trucks. We have also introduced zero-emission, heavy-duty yard trucks to reduce our carbon footprint and ensure the safety of our drivers. Additionally, in the workplace we established PFG’s first Inclusion Council and formed Associate Resource Groups (ARGs) to encourage important conversations. I am extremely impressed by the organization’s dedication to fulfilling our ESG commitments and our ability to adapt and evolve along the way.

PFG ended fiscal 2024 in a strong financial position. During fiscal 2024, we generated strong cash flow which allowed us to return cash to stockholders through strategic share repurchases and pursue M&A opportunities. We spent $395.6 million of capital expenditures to expand warehouse capacity and add to our fleet to keep pace with our growth trajectory. Additionally, we completed $307.7 million in acquisitions (excluding José Santiago, Inc.) and $78.1 million in share repurchases. We also used our cash flow to reduce our outstanding debt.

In summary, I am very proud of our Company’s achievements during fiscal 2024. More importantly, I am excited for the future and building upon the momentum we have gathered over the past several years.

Best regards,

George L. Holm
Chairman & CEO

(1)
This Proxy Statement includes several metrics, including Adjusted EBITDA and Adjusted Diluted EPS, that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most comparable financial measures calculated in accordance with GAAP.

2024 Proxy Statement	3

LEADING FOOD AND FOODSERVICE DISTRIBUTOR

OVER

37,000

associates nationwide

OVER

372M

miles logged with one of the

nation’s largest truck fleets

MORE THAN

300,000

customer locations PFG

delivers to

144

distribution centers

APPROXIMATELY

250,000

national and proprietary

branded food and food-related

products PFG delivers

•

FOODSERVICE is one of the largest broadline distributors by net sales in the U.S., and markets and distributes food and food-related products to independent restaurants, chain restaurants, and other institutional “food-away-from-home” locations.

VISTAR is a leading national distributor of candy, snacks and beverages to vending and office coffee service distributors, retailers, theaters, hospitality providers and other channels.

•

•

CONVENIENCE is one of the largest foodservice and wholesale consumer products distributors in the convenience retail industry in North America.

PROXY SUMMARY

Proxy Summary

Performance Food Group Company is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. PFG’s success as a Fortune 100 company is achieved through our more than 37,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve.

This summary highlights information about Performance Food Group Company (the “Company” or “PFG”). This summary does not contain all of the information you should consider in voting your shares; therefore, you should read the entire Proxy Statement carefully before voting. Except where the context requires otherwise, references to “the Company,” "PFG," “we,” “us” and “our” refer to Performance Food Group Company and our subsidiaries. Capitalized terms used but not defined herein have the meanings set forth in our Annual Report.

PFG at a Glance

4

78

Foodservice

27

Vistar

39

Convenience

144

distribution

centers(1)

PROXY SUMMARY

Our Geographic Footprint

(1) Excludes José Santiago, Inc., which was acquired in July 2024.

Fiscal 2024 Performance Highlights(1)

(1)
Percentages presented for segments exclude corporate overhead and other non-reportable segments.
(2)
Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most comparable financial measures calculated in accordance with GAAP.

2024 Proxy Statement	5

PROXY SUMMARY

Voting Roadmap

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote FOR the election of the 12 director nominees. See page 13 for further information.

Name		principal Occupation	A	HC	NCG	T	Independent

	George L. Holm Age: 69 Director Since: 2002	Chairman and Chief Executive Officer of Performance Food Group Company

	Manuel A. Fernandez Age: 78 Director Since: 2017	Lead Independent Director. Managing Director of SI Ventures. Former Chief Executive Officer of Gartner, Inc.

	Barbara J. Beck Age: 64 Director Since: 2019	Executive Advisor to American Securities LLC

	DANIELLE M. BROWN Age: 53 Director Since: 2024	Senior Vice President and Chief Information Officer of Whirlpool Corporation

	William F. Dawson, Jr. Age: 60 Director Since: 2002	Chairman and Chief Executive Officer of Northway Partners LLC

	Laura Flanagan Age: 56 Director Since: 2021	Chief Executive Officer of Ripple Foods

	Matthew C. Flanigan Age: 62 Director Since: 2019	Former Executive Vice President and Chief Financial Officer of Leggett & Platt, Incorporated

	Kimberly S. Grant Age: 53 Director Since: 2017	Former Global Head of Restaurants and Bars for Four Seasons Hotels and Resorts

	Jeffrey M. Overly Age: 66 Director Since: 2013	Former Operating Partner of The Blackstone Group

	David V. Singer Age: 69 Director Since: 2019	Former Chief Executive Officer of Snyder’s-Lance, Inc.

	Randall N. Spratt Age: 72 Director Since: 2018	Former Executive Vice President, Chief Information Officer and Chief Technology Officer of McKesson Corporation

	Warren M. Thompson Age: 65 Director Since: 2020	Chairman of the Board and President of Thompson Hospitality

A Audit and Finance		HC Human Capital and Compensation	NCG Nominating and Corporate Governance	T Technology and Cybersecurity
Member	C Chair

6

PROXY SUMMARY

Board Snapshot

Corporate Governance Highlights

Stockholder Rights

•
Majority voting standard for the election of directors in uncontested elections
•
Proxy access bylaw provision enabling a stockholder who has owned a significant amount of our common stock for a significant amount of time to submit director nominees
•
Majority voting standard for amending our governing documents
•
Majority voting standard for removing directors
•
Right to call a special meeting

Board Independence

•
The Board has determined that all of our directors, other than our CEO, are independent under applicable New York Stock Exchange (“NYSE”) rules and our Corporate Governance Guidelines
•
Fully independent Audit and Finance, Human Capital and Compensation, Nominating and Corporate Governance and Technology and Cybersecurity Committees
•
Executive sessions of independent directors without members of management present at all regularly scheduled Board and committee meetings

Board Expertise
Other Board and Board Committee Practices • Stock ownership requirements for directors and executive officers	• Two members of our Audit and Finance Committee qualify as an “audit committee financial expert”
•
Policies prohibiting hedging and pledging our shares
•
All of our directors are elected annually
•
Annual Board and committee self-evaluations
•
Nominating and Corporate Governance Committee oversight of ESG
•
Technology and Cybersecurity Committee oversight of our cybersecurity program

Policies and Guidelines

•
Corporate Governance Guidelines place limits on the number of public company directorships held by our directors
•
Any director who has a significant change in principal employment or occupation must offer to resign

2024 Proxy Statement	7

OUR ESG PROGRAM

As an industry leader and one of the largest foodservice distribution companies in North America, PFG strives to preserve the environment, strengthen our social impact, and execute effective governance. We intend to advance our ESG goals by continuing to develop procedures, programs, and partnerships across our value chain.

Our ESG strategy is focused on the following key areas important to our business and stakeholders:

Environmental

Stewardship

Social

Stewardship

Governance

PROXY SUMMARY

Corporate Social Responsibility

PFG is committed to preserving the environment, strengthening our social impact, and continuing effective governance. In fiscal 2024, we prioritized efforts to advance our ESG strategy and goals in our operations and throughout our value chain.

We have made consistent progress on our ESG goals since we began our ESG initiatives in 2021. In a relatively short span, we have not only set ambitious targets but have also made substantial strides towards achieving them.

PFG IN ACTION

Our shared culture unites us and helps us consistently deliver for our customers. This includes our dedication to sustainability. We are committed to doing the right thing and embracing ESG best practices while serving the communities where our customers, suppliers, and associates live and work.

We believe our ESG strategies are strong initial steps toward creating meaningful change, and we are making a tangible difference through our actions. Our inspired associates, innovative products, and impactful environmental policies are a testament to our commitment to making conscious and intentional steps toward creating a better world for all.

We know our success depends on strengthening the communities where we live and work and on preserving our environment. We continue to evaluate what we do and how we do it, and look for ways to become better every day.

We do the
right thing.

• We act with integrity and communicate openly, even when it’s difficult.

• We are considerate, treat others with dignity and respect, and act safely.

• We are accountable for our decisions and actions.

We deliver for our customers.

• We are committed to our customers’ success.

• We respond to our customers’ needs by listening and questioning with curiosity.

• We are action and solution oriented, determined to deliver on our customers’ expectations.

We win as a team.

• We respect and care for each other.

• We foster a culture of trust, opportunity, and inclusion through our decisions and actions.

• We embrace individuality while working as one team, having fun and cheering on each other.

We embrace change with courage.

• We encourage and support those that speak up and rally around solutions together.

• We seek out and embrace new and different perspectives to make us better.

• We are agile, good-natured and adapt to challenges with optimism and creativity.

We believe in better for all.

• We are committed to the safety and wellbeing of our associates and their continued development.

• We are committed to sustainability, responsible sourcing, and being good stewards of natural resources.

• We believe everyone deserves healthy food and an equal opportunity to pursue their dreams.

8

PROXY SUMMARY

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote "FOR" the election of the 12 director nominees. See page 13 for further information.

PROPOSAL 02 Ratification of Independent Registered Public Accounting Firm

Your Board of Directors recommends that you vote "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025.

See page 39 for further information.

PROPOSAL 03 Advisory Vote on Named Executive Officer Compensation
Your Board of Directors recommends that you vote "FOR" the approval of the compensation paid to our named executive officers. See page 50 for further information.

PROPOSAL 04 Approval of 2024 Omnibus Incentive Plan
Your Board of Directors recommends that you vote “FOR” the approval of the 2024 Omnibus Incentive Plan. See page 81 for further information.

2024 Proxy Statement	9

PROXY SUMMARY

Framework of 2024 Named Executive Officer Compensation

Base Salary Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity Compensation “at risk” and designed to encourage the achievement of annual business goals.

Long-Term Equity Incentive Opportunity Compensation “at risk” and designed to encourage the creation of stockholder value and the achievement of long-term business goals.

Compensation Practices

WHAT WE DO

Performance-Driven Pay: We base a very high percentage of executive pay on Company performance through annual and long-term incentives that are capped. We require executives to achieve annual and long-term performance-based goals tied to stockholder value.

Pay Aligned to Peers: We target median compensation levels and benchmark market data of our peer group companies when making executive compensation decisions.

Annual Say-on-Pay: We hold an annual advisory Say-on-Pay vote concerning executive compensation.

Clawbacks: Our clawback policy subjects sign-on grants, incentive cash, and/or equity awards to clawbacks in the event of a restatement of the financial statements or an error in the calculation of such incentive-based or equity-based compensation, regardless of fraud or misconduct.

Stock Ownership Requirements: We apply mandatory stock ownership guidelines for executive officers and directors.

Independent Compensation Consulting Firm Reports Directly to the Human Capital and Compensation Committee (“Compensation Committee”): Our Compensation Committee engages an independent compensation consulting firm, that does not provide any other services to our Company, to provide counsel, make recommendations and evaluate risk in our compensation programs.

Double-Trigger Severance Agreements: We maintain double-trigger equity award vesting acceleration upon involuntary termination following a change in control (“CIC”).

Annual Risk Assessment: We perform an annual risk assessment of our compensation programs with the assistance of our independent compensation consulting firm.

WHAT WE DON’T DO

No excise tax gross-ups upon a CIC.

No modified single-trigger or single-trigger CIC severance agreements (we only use double-trigger CIC severance provisions).

No uncapped incentive compensation opportunities.

No hedging of shares by our directors or employees, including our executive officers.

No pledging of shares by our directors or executive officers.

No excessive perquisites.

No repricing of underwater stock options.

No dividends provided on unearned performance awards.

10

Table of Contents

Message from Our Chairman and Chief Executive Officer	2	Committee Charters and Corporate Governance Guidelines	35

		Director Service on Other Public Company Boards	35
Proxy Summary	4	Transactions with Related Persons	35

Corporate Governance at Performance Food Group	13	Compensation of Directors	37
		Director Compensation for Fiscal 2024	37
		Stock Ownership Guidelines	38
PROPOSAL 01 Election of Directors	13
		Audit Matters	39
The Board of Directors	13	PROPOSAL 02 Ratification of Independent Registered Public Accounting Firm	39
Director Nomination Process	14
Director Qualifications and Expertise	15
Nominees for Election to the Board of Directors	16	Audit and Non-Audit Fees	39
Stockholder Nominations	22	Pre-Approval Policy for Services of Independent Registered Public Accounting Firm	40
Board Tenure Policy	22

The Board’s Role and Responsibilities	22	Report of the Audit and Finance Committee	40
Oversight of Strategy	22
Oversight of Risk Management	23	Executive Officers of the Company	41
Oversight of Cybersecurity and Information Security	23
Oversight of ESG Strategy	23	Stockholder Engagement	43
Management Succession Planning	24	Fiscal 2024 Stockholder Engagement Activities	43
Communications with the Board	24	Our Stockholder Engagement Process	44
Code of Business Conduct	24	Key Takeaways from Our Stockholder Engagement	44
Board Structure	25
Selection of Chairman of the Board and Chief Executive Officer	25	Corporate Social Responsibility	45
Lead Director	25
Director Independence and Independence Determinations	26	Executive Compensation	50
Executive Sessions	27
Board Committees	28	PROPOSAL 03 Advisory Vote on Named Executive Officer Compensation	50
Special Committees	33

Board Practices, Processes and Policies	33	Report of the Human Capital and Compensation Committee	50
The Board of Directors and Certain Governance Matters	33	Compensation Committee Interlocks and Insider Participation	50
Board Meetings and Attendance	34	Compensation Discussion and Analysis	51
Board Performance Evaluations	34	Business Highlights for Fiscal 2024	52
Director Orientation and Continuing Education	34	Executive Summary	53

2024 Proxy Statement	11

Executive Compensation Program Objectives and Overview	53	Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination	73
Fiscal 2024 Executive Total Targeted Compensation Mix	54	CEO Pay Ratio Disclosure	76
Fiscal 2024 Compensation Program Changes	55	PFG's Practices Related to the Grants of Certain Equity Awards Close in Time to the Release of Material Non-Public Information	76
Executive Compensation Program Elements	56
Base Salaries	56
Cash Bonus Opportunities	56	Pay Versus Performance	77
Long-Term Equity Incentive Awards	58	Relationship Between Pay and Financial Performance	78
Benefits and Perquisites	61
Severance and Other Benefits	61	Financial Performance Measures	79
Compensation Determination Process	62	Equity Compensation Plan Information	80
Annual Compensation Program Risk Assessment	63
Insider Trading Policy	63	2024 Omnibus Incentive Plan	81
Hedging and Pledging Policies	64	PROPOSAL 04 Approval of 2024 Omnibus Incentive Plan	81
Clawback Policy	64
Employment Agreements	64
Summary of Employment Agreement of Mr. Holm	64	Ownership of Securities	91
Non-Qualified Deferred Compensation Plan	65	Beneficial Ownership	91
Stock Ownership Guidelines	66
Tax Impact on Compensation	66	Instructions for the Virtual Annual Meeting	93
Section 409A of the Internal Revenue Code	66

Tabular Executive	67	Delinquent Section 16(a) Reports	94

Compensation Disclosure	67	General Information	95

Summary Compensation Table	67	Questions and Answers about Voting and the Annual Meeting	95
Fiscal 2024 Grants of Plan-Based Awards	68
Narrative to Summary Compensation Table and Fiscal 2024 Grants of Plan-Based Awards	69	Stockholder Proposals for the 2024 Annual Meeting	98
Outstanding Equity Awards at 2024 Fiscal Year-End	69	Other Business	99
Fiscal 2024 Option Exercises and Stock Vested	71
Fiscal 2024 Pension Benefits	71	Appendix A Reconciliation of Non-GAAP Items	A-1
Potential Payments Upon Termination or Change in Control	71

Severance Arrangements and Restrictive Covenants	72	Appendix B 2024 Omnibus Incentive Plan	B-1

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates, expectations and projections, and are not guarantees of future performance. They are based on management’s beliefs, projections or expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For factors that could cause actual results to differ from expected results, see the risks and uncertainties described in our publicly filed reports, including our Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to publicly update or revise any forward-looking statement in this Proxy Statement.

12

CORPORATE GOVERNANCE

Corporate Governance

At Performance Food Group

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote "FOR" the election of the 12 director nominees.

Upon the recommendation of the Nominating and Corporate Governance Committee, the full Board of Directors has considered and nominated the following slate of director nominees to hold office for one year until our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and until their successors have been elected and qualified, subject to their earlier death, resignation, or removal: George L. Holm, Barbara J. Beck, Danielle M. Brown, William F. Dawson, Jr., Manuel A. Fernandez, Laura Flanagan, Matthew C. Flanigan, Kimberly S. Grant, Jeffrey M. Overly, David V. Singer, Randall N. Spratt and Warren M. Thompson. Action will be taken at the Annual Meeting for the election of these 12 director nominees.

Unless otherwise instructed, the individuals named in the form of proxy card (the “proxyholders”) included with this Proxy Statement intend to vote the proxies held by them “FOR” the election of George L. Holm, Barbara J. Beck, Danielle M. Brown, William F. Dawson, Jr., Manuel A. Fernandez, Laura Flanagan, Matthew C. Flanigan, Kimberly S. Grant, Jeffrey M. Overly, David V. Singer, Randall N. Spratt, and Warren M. Thompson. Each of these nominees has indicated that he or she is willing and able to serve as a director, if elected. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

THE BOARD OF DIRECTORS

2024 Proxy Statement	13

CORPORATE GOVERNANCE

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees to the Board for election as director.

CONSIDERATION AND ASSESSMENT OF CANDIDATES

In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition, and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, judgment, industry knowledge or experience, independence of thought, and his or her ability to work collegially with the other members of the Board.

IDENTIFICATION OF PROSPECTIVE DIRECTOR CANDIDATES

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.

DETERMINATION OF OVERALL BOARD EFFECTIVENESS
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors,

provide a blend of skills and experience to further enhance the Board’s effectiveness.

In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

When considering whether the nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each nominee’s current performance as a director (if applicable) and on the information discussed in each Board member’s or candidate’s biographical information and interviews (if applicable).

We believe that our directors provide an appropriate mix of knowledge, judgment, experience and skills relevant to the size and nature of our business.

COMMITMENT TO DIVERSITY

Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee considers diversity to be an important consideration when evaluating Board composition and recognizes the value of cultivating a Board with a diverse mix of perspectives, skills, experiences, and backgrounds. As such, when considering a director candidate, the Nominating and Governance Committee takes into account the candidate’s self-identified specific diversity characteristics, such as race, gender, ethnicity, religion, nationality, disability, sexual orientation or cultural background. Demonstrating PFG’s commitment to diversity at every level of our organization, four of our director nominees, or approximately 33%, are women and four of our director nominees, or approximately 33%, identify as ethnically diverse. Of the six new independent directors added in the past five years, four, or approximately 67%, represent gender or ethnic diversity. Additionally, 50% of our Board committees are chaired by female directors. Further, for each new director search, the Nominating and Corporate Governance Committee is committed to including female and racial or ethnic minority candidates in the candidate pool.

14

CORPORATE GOVERNANCE

DIRECTOR QUALIFICATIONS AND EXPERTISE

The Nominating and Corporate Governance Committee is committed to ensuring that we have an experienced Board of Directors with diverse perspectives, strategic skill sets, and professional experience in areas relevant to our business and strategic objectives. The table below highlights the unique mix of key skills, qualifications and experiences that each director nominee brings to our Board of Directors. Because the table is a summary, it is not intended to be a complete description of all the key skills, qualifications, attributes, and experiences of each director. If an individual is not listed as having a particular attribute, it does not signify a director’s lack of ability to contribute in such area.

	Holm	Fernandez	Beck	Brown	Dawson, Jr.	Flanagan	Flanigan	Grant	Overly	Singer	Spratt	Thompson
CEO Leadership
Financial
Foodservice Distribution Industry
Human Capital Management
Marketing and Sales
Operations and Logistics
Other Public Company Boards
Public Reporting or Auditing
Restaurant
Risk Management
Strategic Planning
Technology and Cybersecurity
M&A/Integration
Gender Identity	M	M	F	F	M	F	M	F	M	M	M	M
Racial Diversity

CEO Leadership

Experience as a CEO of a large public or private organization brings unique perspectives and practical understanding of strategy, risk management, execution, and the operation and management of large organizations.

Financial

Directors with financial knowledge and experience allocating capital resources across a large complex organization provide important insights with respect to achieving our financial and strategic objectives.

Foodservice Distribution Industry

Experience in the foodservice distribution industry enables a director to provide valuable perspective and guidance on issues and opportunities specific to PFG’s industry, business, operations, and strategy.

Human Capital Management

Experience with human capital management is important to our strategy to attract, train, develop, and retain talented associates who contribute to PFG’s success.

Marketing and Sales

Directors with experience in marketing, brand management, marketing strategy and/or sales offer insight into evolving marketing practices and developing market opportunities.

Operations and Logistics

Directors with experience leading complex operations can provide practical insights valuable to optimizing our operational capabilities and implementing our operational initiatives.

Other Public Company Boards

Experience serving as directors of other public companies, including responsibility overseeing sustainability initiatives, and/or corporate social responsibility, provides insight into best practices for corporate governance, functioning of the Board, and Board oversight of corporate strategy, ESG, and risk management.

Public Reporting or Auditing

Financial reporting and auditing experience is important for effective Board oversight of our accounting, reporting, and financial practices and internal controls.

Restaurant

Experience in the restaurant and hospitality industry brings valuable perspectives of a foodservice industry customer to the Board.

Risk Management

Experience in risk management is important to the Board’s role in overseeing the management of strategic, financial, operational, compliance, and other significant risks affecting PFG and our business and anticipating risks that could impact PFG in the future.

Strategic Planning

Strategic planning experience assists the Board with oversight of the establishment and execution of PFG’s strategic vision and priorities.

Technology and Cybersecurity

Experience in technology and cybersecurity assists the Board in supporting the use of technology in the implementation of our strategic plans and overseeing the management of cybersecurity and information security risks.

M&A/Integration

Directors with experience managing complex strategic transactions, including significant acquisitions or other business combinations, as well as the successful integration of acquired businesses provide valuable guidance on how to develop and implement strategies for growing our business and implementing our strategy.

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NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the offices held, other public company directorships and the term of service of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities.”

Director Nominees

George L. Holm

SKILLS
	• CEO Leadership • Financial • Foodservice Distribution Industry • Human Capital Management	• Marketing and Sales • Operations and Logistics • Risk Management	• Strategic Planning • M&A/Integration

BACKGROUND

Mr. Holm has served as our Chief Executive Officer since September 2002, when he founded the Company and subsequently led the Company through its expansion into the broadline foodservice distribution industry with the Performance Food Group Company acquisition in May 2008. Additionally, in January 2019, Mr. Holm was named Chairman of the Board. Prior to joining the Company, he held various senior executive positions with Sysco Corporation, Alliant Foodservice and US Foods. Mr. Holm received a Bachelor of Science degree in business administration from Grand Canyon University.

KEY EXPERIENCES

We considered Mr. Holm’s experience as an executive in the U.S. foodservice distribution industry. Furthermore, we also considered how his additional role as our Chief Executive Officer brings management perspective to Board deliberations and provides valuable information about the status of our day-to-day operations.

Age: 69 Director since: 2002	Committees: None	Other Public Company Directorships: None

Manuel A. Fernandez

SKILLS
	• CEO Leadership • Foodservice Distribution Industry • Human Capital Management • Marketing and Sales	• Operations and Logistics • Other Public Company Boards • Risk Management	• Strategic Planning • Technology and Cybersecurity • M&A/Integration • Financial

BACKGROUND

Mr. Fernandez serves as the Managing Director of SI Ventures, a venture capital firm focused on information technology and communications infrastructure. He has held that position with the firm since its inception in 1998. Mr. Fernandez served as Chief Executive Officer of Gartner, Inc., a leading research and advisory company, from 1991 to 1998, and Chairman of the Board of Directors of Gartner, Inc. from 1991 until 2001. He has also been Chairman and Chief Executive Officer of three technology-driven companies: Dataquest, Inc., Gavilan Computer Corporation and Zilog Incorporated. Mr. Fernandez has served on the board of directors of Leggett & Platt, Incorporated ("Leggett & Platt") since 2014. He previously served on the board of directors of Brunswick Corporation from 1997 to 2020, Time, Inc. from 2014 to 2018, Flowers Foods, Inc. from 2005 to 2014, and Sysco Corporation from 2006 to 2013. Mr. Fernandez graduated from the University of Florida with a degree in electrical engineering and completed post-graduate work in solid-state engineering at the University of Florida. Mr. Fernandez currently serves as our Lead Independent Director.

KEY EXPERIENCES

We considered Mr. Fernandez’s extensive experience leading both public and private companies in foodservice and other industries, including three technology companies, allowing him to bring significant experience and knowledge to our Board regarding strategic planning, innovation, technology, acquisitions, corporate governance, distribution, operations, and human resources.

Age: 78 Director since: 2017	Committees: Human Capital and Compensation; Nominating and Corporate Governance; Technology and Cybersecurity	Other Public Company Directorships: Leggett & Platt, Incorporated Prior Public Company Directorships: Brunswick Corporation; Time, Inc.; Flowers Foods, Inc.; Sysco Corporation

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CORPORATE GOVERNANCE

Barbara J. Beck

SKILLS
	• CEO Leadership • Financial • Human Capital Management • Marketing and Sales	• Other Public Company Boards • Risk Management • Strategic Planning

BACKGROUND

Ms. Beck serves as an Executive Advisor to American Securities LLC, after retiring from her position as Chief Executive Officer of Learning Care Group, Inc., a global for-profit early education provider, which she held from March 2011 to June 2019. Learning Care Group is a portfolio company of American Securities LLC. Prior to joining Learning Care Group, Ms. Beck spent nine years as an executive of Manpower Inc., a world leader in the employment services industry. From 2006 to 2011, Ms. Beck was President of Manpower’s EMEA operations, overseeing Europe (excluding France), the Middle East and Africa. She previously served as Executive Vice President of Manpower’s U.S. and Canada business unit from 2002 to 2005. Prior to joining Manpower, Ms. Beck was an executive of Sprint Corporation, a global communications company, serving in various operating and leadership roles for 15 years. From 2008 to 2024, Ms. Beck also served on the board of directors of Ecolab Inc., a global provider of water, hygiene, and energy technologies and services to food, energy, healthcare, industrial, hospitality, and other markets.

KEY EXPERIENCES

We considered Ms. Beck’s extensive general management and operational experience, including as a tenured Chief Executive Officer, allowing her to contribute to our strategic vision particularly as it relates to value creation and innovative business strategies. Ms. Beck has significant knowledge of the impact of labor market trends on global and local economies and expertise in human capital management. Additionally, as a former executive at Sprint Corporation, Ms. Beck also gained expertise in the information technology field.

Age: 64 Director since: 2019	Committees: Human Capital and Compensation (Chair); Nominating and Corporate Governance	Other Public Company Directorships: None Prior Public Company Directorships: Ecolab Inc.

Danielle M. Brown

SKILLS
	• Operations & Logistics • Other Public Company Boards • Risk Management	• Strategic Planning • Technology and Cybersecurity

BACKGROUND

Ms. Brown has served as Senior Vice President and Chief Information Officer (CIO) of Whirlpool Corporation, a global kitchen and laundry appliance company, since November 2020. Ms. Brown has been in information technology leadership for more than 20 years, including serving as CIO of Brunswick Corporation, a global manufacturer of marine products, from 2016 to November 2020. Prior to her role at Brunswick, Ms. Brown served for 16 years in roles of increasing responsibility with DuPont Corporation, including CIO for a global business unit and head of global transformation and productivity. Ms. Brown served on the Board of Directors of PRA Group, Inc., a global leader in acquiring and collecting nonperforming loans, from 2019 to July 2024. Ms. Brown received her Bachelor of Science degree in computer science from Indiana University of Pennsylvania and holds a Master of Science degree in information science from Penn State University and an MBA from Drexel University.

KEY EXPERIENCES

We considered Ms. Brown's extensive experience in information technology leadership, including as CIO of large, publicly traded companies, which contributes significant technology, data management and cybersecurity expertise to our Board, as well as her experience on other public company boards.

Age: 53 Director since: 2024	Committees: Audit and Finance; Technology and Cybersecurity	Other Public Company Directorships: None Prior Public Company Directorships: PRA Group, Inc.

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William F. Dawson, Jr.

SKILLS
	• CEO Leadership • Financial • Human Capital Management • Operations and Logistics	• Risk Management • Strategic Planning • M&A/Integration

BACKGROUND

Mr. Dawson has served as Chairman and Chief Executive Officer of Northway Partners LLC, a private investment firm, since 2022. Prior to Northway Partners LLC, Mr. Dawson spent 21 years at Wellspring Capital Management Group LLC (“Wellspring”), a leading middle-market private equity firm. He was Chief Executive Officer from 2014 to 2020 and then Co-Executive Chairman from 2020 to 2021, when he retired from Wellspring. While at Wellspring, he served as the chair of Wellspring’s investment committee for 17 years. Mr. Dawson led or co-sponsored several of Wellspring’s most successful investments in distribution, consumer services, business services, healthcare, energy services, and industrial companies. Prior to joining Wellspring, Mr. Dawson was a partner at Whitney & Co., where he was head of the middle-market buyout group. Prior to that, Mr. Dawson spent 14 years at Donaldson, Lufkin & Jenrette Securities Corporation where he was most recently a managing director at DLJ Merchant Banking. Mr. Dawson received a Bachelor of Science degree from St. Francis College and an MBA from Harvard Business School.

KEY EXPERIENCES

We considered Mr. Dawson’s significant financial, investment, capital market and operational experience from his involvement in Wellspring’s investments in numerous portfolio companies, as well as his many years of experience as a director of the Company and its predecessor.

Age: 60 Director since: 2002	Committees: Audit and Finance; Technology and Cybersecurity	Other Public Company Directorships: None

Laura Flanagan

SKILLS
	• CEO Leadership • Financial • Foodservice Distribution Industry • Human Capital Management	• Marketing and Sales • Other Public Company Boards • Restaurant	• Risk Management • Strategic Planning • M&A/Integration • Operations and Logistics

BACKGROUND

Ms. Flanagan is the Chief Executive Officer of Ripple Foods, a plant-based food and beverage company, and has served on the board of Topgolf Callaway Brands Corp. since 2018. Ms. Flanagan previously served on the board of Core-Mark Holding Company, Inc. from 2016 to 2021, serving on the Compensation Committee and as chair of the Nominating and Governance Committee. She served as Chief Executive Officer of Foster Farms, the West Coast leader in branded and private label poultry, from 2016 to February 2019. She was previously the President of the Snacks Division of ConAgra Foods, Inc. (“ConAgra”) from 2011 until 2014, and served as President of ConAgra’s Convenient Meals Division from 2008 until 2011. Prior to joining ConAgra in 2008, Ms. Flanagan was Vice President and Chief Marketing Officer for Tropicana® Shelf Stable Juices at PepsiCo Inc. from 2005 to 2008. Ms. Flanagan also held various marketing leadership positions at General Mills, Inc. and PepsiCo Inc. from 1996 to 2005. Ms. Flanagan has an MBA from Stanford Graduate School of Business and a B.S. in Engineering from Case Western Reserve University.

KEY EXPERIENCES

We considered Ms. Flanagan’s extensive general management and operational experience, including as a tenured Chief Executive Officer, and her knowledge, experience and expertise in the food and beverage industry, as well as her experience on other public company boards. Her over 25 years of experience in the food and beverage industry enables her to bring valuable perspectives of a food and beverage industry customer to our Board of Directors. She also has functional expertise in human capital management, strategic planning, consumer sales/marketing, consumer retail, mergers and acquisitions, operations and logistics, and ESG matters.

Age: 56 Director since: 2021	Committees: Audit and Finance; Technology and Cybersecurity	Other Public Company Directorships: Topgolf Callaway Brands Corp. Prior Public Company Directorships: Core-Mark Holding Company, Inc.

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CORPORATE GOVERNANCE

Matthew C. Flanigan

SKILLS
	• Financial • Other Public Company Boards • Public Reporting or Auditing	• Risk Management • Strategic Planning • M&A/Integration	• Technology and Cybersecurity

BACKGROUND

Mr. Flanigan retired in 2019 from his role as Executive Vice President & Chief Financial Officer of Leggett & Platt, a global manufacturer of engineered components and products, where he also served on the board of directors for nearly 10 years. Mr. Flanigan was appointed Senior Vice President of Leggett & Platt in 2005 and became Chief Financial Officer in 2003. From 1999 until 2003, he served as President of the Office Furniture and Plastics Components Groups of Leggett & Platt. Mr. Flanigan currently serves as Vice Chairman of the Board and Lead Director of Jack Henry & Associates, Inc., a leading financial technology company. He has served on the board of directors of Jack Henry & Associates since 2007, and he was appointed Lead Director by the independent directors of Jack Henry & Associates in 2012. He also served on the board of directors, including the audit committee and the transaction committee, of Fast Radius, Inc., a cloud manufacturing and digital supply chain company, in 2022.

KEY EXPERIENCES

We considered Mr. Flanigan’s substantial executive experience of 16 years as the Chief Financial Officer of a large, publicly-traded company in enabling him to bring important perspectives to our Board of Directors on financial matters, business analytics, compliance, risk management, public reporting, and investor relations.

Age: 62 Director since: 2019	Committees: Audit and Finance (Chair); Technology and Cybersecurity	Other Public Company Directorships: Jack Henry & Associates Prior Public Company Directorships: Fast Radius, Inc.

Kimberly S. Grant

SKILLS
	• Financial • Human Capital Management • Marketing and Sales	• Operations and Logistics • Restaurant • Risk Management	• Strategic Planning

BACKGROUND

Ms. Grant is the former Global Head of Restaurants and Bars for Four Seasons Hotels and Resorts, where she served as the chief executive leading all worldwide food and beverage operations for the company from 2022 to 2023. Since 2023, Ms. Grant has served as a strategic advisor to premier multi-national private equity firms with portfolio company investments in hospitality, leisure, and the luxury travel sectors. Ms. Grant previously served as the Chief Executive Officer of ThinkFoodGroup, a global hospitality management company, which owns and operates innovative dining concepts created by two-star Michelin awarded chef José Andrés, from September 2014 to April 2020. Prior to this role, Ms. Grant was the President and Chief Operations Officer of Ruby Tuesday Inc., where she assumed various operations and finance leadership roles over her 21 years. Ms. Grant earned a Master of Science in Banking and Financial Services Management from Boston University and a Bachelor of Science in Hotel and Restaurant Management from Thomas Edison State University, and she has attended various executive education and corporate governance programs at UC Berkeley School of Law, Stanford Law School, National Association of Corporate Directors and Harvard Business School while a director of Performance Food Group.

KEY EXPERIENCES

We considered Ms. Grant’s knowledge, experience, and expertise in the restaurant and hospitality industry and her significant experience in operations, finance, sales, strategic planning, risk management, corporate governance and investments. Her over 25 years of experience in the restaurant and hospitality industry enables her to bring valuable perspectives of a foodservice industry customer to our Board of Directors.

Age: 53 Director since: 2017	Committees: Human Capital and Compensation; Nominating and Corporate Governance (Chair)	Other Public Company Directorships: None

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CORPORATE GOVERNANCE

Jeffrey M. Overly

SKILLS
	• Operations and Logistics • Risk Management • M&A/Integration	• Other Public Company Boards • Strategic Planning

BACKGROUND

Mr. Overly retired in 2018, having most recently served as an Operating Partner at The Blackstone Group (“Blackstone”) from 2008 to 2018. Before joining Blackstone in 2008, Mr. Overly was Vice President of Global Fixture Operations at Kohler Company. Prior to that, he served 25 years at General Motors Corporation and Delphi Corporation in numerous operations and engineering positions. He has served on the board of directors of several Blackstone portfolio companies, and currently serves as a director of Sona BLW Precision Forgings Limited (Sona Comstar), an Indian automotive technology company traded on the Bombay Stock Exchange and National Stock Exchange of India. Mr. Overly has a Bachelor of Science degree in Industrial Management from the University of Cincinnati and a Masters in Business from Central Michigan University.

KEY EXPERIENCES

We considered Mr. Overly’s significant operational, logistics, risk management, corporate governance and strategic planning experience in public companies from his active involvement in Blackstone’s investments in numerous portfolio companies.

Age: 66 Director since: 2013	Committees: Human Capital and Compensation; Nominating and Corporate Governance	Other Public Company Directorships: None (see above for directorships outside of the U.S.)

David V. Singer

SKILLS
	• CEO Leadership • Financial • Foodservice Distribution Industry • Human Capital Management	• Marketing and Sales • Operations and Logistics • Other Public Company Boards	• Public Reporting or Auditing • Risk Management • Strategic Planning • M&A/Integration

BACKGROUND

Mr. Singer retired in 2013 as the Chief Executive Officer of Snyder’s-Lance, Inc. (“Synder’s-Lance”), a manufacturer and marketer of snack foods throughout the United States and internationally. Mr. Singer served as Chief Executive Officer and as a director of Snyder’s-Lance from its formation in 2010 until his retirement in 2013. He was the President and Chief Executive Officer of Lance, Inc. from 2005 until its merger with Snyder’s of Hanover, Inc. (“Snyder’s”) in 2010. Mr. Singer also served as a director of Lance, Inc. from 2003 until its merger with Snyder’s. He previously served as Executive Vice President and Chief Financial Officer of Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, from 2001 to 2005. Presently, Mr. Singer also serves on the board of directors of Brunswick Corporation, and also previously served on the board of directors of Flowers Foods, Inc., Hanesbrands, Inc. and SPX Flow, Inc.

KEY EXPERIENCES

We considered Mr. Singer’s experience as a Chief Executive Officer and Chief Financial Officer and his board governance, management and financial experience, as well as his significant knowledge of the food and beverage industries. He also offers expertise in corporate finance, risk management, human capital management and mergers and acquisitions.

Age: 69 Director since: 2019	Committees: Audit and Finance; Technology and Cybersecurity	Other Public Company Directorships: Brunswick Corporation Prior Public Company Directorships: Snyder’s-Lance, Inc.; Flowers Foods, Inc.; Hanesbrands, Inc.; SPX Flow, Inc.

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CORPORATE GOVERNANCE

Randall N. Spratt

SKILLS
	• Operations and Logistics • Other Public Company Boards • Risk Management	• Strategic Planning • Technology and Cybersecurity • M&A/Integration

BACKGROUND

Mr. Spratt is retired, having most recently served as the Executive Vice President, Chief Information Officer and Chief Technology Officer of McKesson Corporation (“McKesson”), a global pharmaceutical distribution services and information technology company, from 2009 to 2015. Mr. Spratt joined McKesson in 1999 and held various executive positions at McKesson prior to becoming Chief Information Officer and Chief Technology Officer, including as Chief Information Officer from 2005 to 2009, Chief Process Officer for McKesson Provider Technologies from 2003 to 2005 and Senior Vice President, Imaging, Technology and Business Process Improvement from 2000 to 2003. Mr. Spratt previously served on the board of directors of Imperva, Inc. from May 2016 until the company was acquired by Thoma Bravo, LLC in January 2019. Mr. Spratt received a Bachelor of Science in biology from the University of Utah.

KEY EXPERIENCES

We considered Mr. Spratt’s extensive experience leading the information technology functions of a multinational large distributor, which allows him to provide valuable oversight, advice and guidance to our management and Board of Directors, particularly relating to technology, data management, digital capabilities, artificial intelligence, cybersecurity and technology infrastructure. We also considered his significant experience in operations, strategic planning and risk management.

Age: 72 Director since: 2018	Committees: Audit and Finance; Technology and Cybersecurity (Chair)	Other Public Company Directorships: None Prior Public Company Directorships: Imperva, Inc.

Warren M. Thompson

SKILLS
	• CEO Leadership • Financial • Foodservice Distribution Industry • Human Capital Management	• Marketing and Sales • Operations and Logistics • Other Public Company Boards	• Restaurant • Risk Management • M&A/Integration • Strategic Planning

BACKGROUND

Mr. Thompson is Chairman of the Board and President of Thompson Hospitality Services, LLC, a private retail food and facilities management firm that he founded in 1992. Mr. Thompson began his career with the Marriott Corporation in 1983, where he started with the Restaurant Fast Track Management Development Program and served in 15 positions in nine years, ending as Vice President Operations for the Host Division. Mr. Thompson served on the board of directors of Sizzle Acquisition Corp, from 2021 to 2024 and served on the board of directors of Duke Realty Corp. from 2019 until the company was acquired by Prologis, Inc. in October 2022. Mr. Thompson received his Bachelor of Arts degree in Managerial Economics from Hampden-Sydney College and holds an MBA from the University of Virginia’s Darden Graduate School of Business Administration.

KEY EXPERIENCES

We considered Mr. Thompson’s knowledge, experience, and expertise in the restaurant and hospitality industry and his significant experience in operations, sales and marketing, financial management, risk management, human capital management and strategic planning. His over 35 years of experience in the restaurant and hospitality industry enables him to bring valuable perspectives of a foodservice industry customer to our Board of Directors.

Age: 65 Director since: 2020	Committees: Human Capital and Compensation; Nominating and Corporate Governance	Other Public Company Directorships: None Prior Public Company Directorships: Duke Realty Corp.; Federal Realty Investment Trust; Sizzle Acquisition Corp.

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STOCKHOLDER NOMINATIONS

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the Securities and Exchange Commission (“SEC”) to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.

Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

Stockholders may also nominate directors for election to the Board as described in the section entitled “Stockholder Proposals for the 2025 Annual Meeting.” Stockholder nominations must satisfy the notification, timeliness, consent and information requirements set forth in our Amended and Restated Bylaws (the “Bylaws”) as described under “Stockholder Proposals for the 2025 Annual Meeting.”

BOARD TENURE POLICY

The Board does not have a policy to impose term limits or a mandatory retirement age for directors because such a policy may deprive the Board of the service of directors who have developed, through valuable experience over time, an increased insight into the Company and its operations.

The Board’s Role and Responsibilities

The Board oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the Chief Executive Officer (“CEO”). The CEO and the other members of senior management are charged with conducting the business of the Company.

Oversight of Strategy

One of the Board’s key responsibilities is overseeing and monitoring the Company's business strategy.

Our Board actively engages with management to provide effective oversight of and guidance on the development and execution of our short and long-term strategic initiatives and related risks.

This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of operations. In addition to financial and operational performance, non-financial measures, including ESG goals and safety initiatives, are discussed regularly by the Board and Board committees. The Board discusses the Company's opportunities, risks, key strategic initiatives and competitive and macroeconomic environment at each Board meeting, both in general and executive sessions.

While the Board oversees strategic planning, our CEO and the other members of senior management are charged with developing and executing our strategic vision and updating our Board on progress throughout the fiscal year.

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CORPORATE GOVERNANCE

Oversight of Risk Management

The Board of Directors has extensive involvement in the oversight of risk management related to us and our business. The Board accomplishes this oversight both directly and through its committees, each of which assists the Board in overseeing a part of our overall risk management and reports to the Board at each Board meeting and throughout the year regarding risk and the related risk management. In addition, the Board receives periodic detailed operating performance and functional reviews from management regarding key risks and related risk management processes and procedures.

Audit and Finance Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee	Technology and Cybersecurity Committee

The Audit and Finance Committee reviews our accounting, reporting and financial practices, including the integrity of our financial statements and the oversight of our financial controls. Through its regular meetings with management, including the finance, legal, insurance and risk, real estate and internal audit functions, the Audit and Finance Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. The Audit and Finance Committee oversees the Company’s enterprise risk management program ("ERM"). The Committee meets with the leaders of our ERM program twice each year and between meetings as needed.

The Human Capital and Compensation Committee considers, and discusses with management, management’s assessment of certain risks, including whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us.

The Nominating and Corporate Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure, and corporate governance. The Nominating and Corporate Governance Committee oversees our compliance with our Code of Business Conduct and our environment, health and safety, corporate social responsibility, corporate governance and sustainability (ESG), ethics and quality assurance programs.

The Technology and Cybersecurity Committee reviews and discusses with management the Company’s risk management and risk assessment guidelines and policies regarding information technology security and the Company’s cybersecurity policies, controls and procedures.

Oversight of Cybersecurity and Information Security

Cybersecurity is a key component of the Company’s enterprise risk management program. As indicated above, our Technology and Cybersecurity Committee oversees the Company’s risk assessment processes and risk management policies and mitigation regarding information technology security and the Company’s cybersecurity policies, controls, and procedures. Cybersecurity risks and initiatives to mitigate our risks are discussed at each meeting of the Technology and Cybersecurity Committee. For more information regarding the Board’s oversight of the Company’s information technology security and cybersecurity policies, controls, and procedures, please see Item 1C. Cybersecurity of our Annual Report.

Oversight of ESG Strategy

Our Nominating and Corporate Governance Committee has been given the responsibility of overseeing our ESG initiatives at the Board level and receives ESG progress reports on a quarterly basis from our C-Suite ESG Executive Committee and

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CORPORATE GOVERNANCE

other cross-functional ESG committees. Please see the “Corporate Social Responsibility” section below for more information regarding Board oversight of ESG.

MANAGEMENT SUCCESSION PLANNING

The Board regularly reviews a succession plan relating to the CEO and other executive officer positions that is developed by management. The Board may also delegate oversight of the succession plan developed by management to a committee of the Board. The succession plan includes, among other things, an assessment of the experience, performance, and skills of possible successors to the CEO. Management development and succession planning remained top priorities of management and the Board in fiscal 2024.

COMMUNICATIONS WITH THE BOARD

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board of Directors, including the Chairman of the Board of Directors ("Chairman"), our Lead Independent Director and each of the Audit and Finance, Human Capital and Compensation, Technology and Cybersecurity, or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 12500 West Creek Parkway, Richmond, Virginia 23238, who will forward such communication to the appropriate party.

CODE OF BUSINESS CONDUCT

We maintain a Code of Business Conduct that is applicable to all of our directors, officers, and employees, including our Chairman and CEO (principal executive officer), Chief Financial Officer (principal financial officer), Chief Accounting Officer (principal accounting officer) and other senior financial officers. The Code of Business Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, corporate opportunities, confidentiality, compliance with laws (including insider trading laws), use of our assets, and business conduct and fair dealing. This Code of Business Conduct is intended to satisfy the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Code of Business Conduct may be found on our website at www.pfgc.com under Investors: Corporate Governance: Governance Documents: Code of Business Conduct.

We will disclose within four business days any substantive amendments to or waivers of the Code of Business Conduct granted to our CEO, Chief Financial Officer, Chief Accounting Officer, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Current Report on Form 8-K with the SEC. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of such determination.

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CORPORATE GOVERNANCE

Board Structure

The Board regularly reviews its leadership structure, including during the Board’s annual evaluation process, to determine the most appropriate governance structure for the Company. Mr. Holm has served as Chairman since 2019. The Board of Directors continues to believe that, at this time, the combined role of Chairman and CEO, together with the appointment of a Lead Independent Director, the independence of all Board members other than our CEO and the use of executive sessions of the independent directors at each Board meeting (without the presence of Mr. Holm or other members of management), is appropriate for the Company. The combination of the CEO and Chairman roles allows Mr. Holm to leverage his extensive knowledge of the Company and industry experience into the strategic vision for the management and direction of the Company at both the Board and management level in order to enhance stockholder value, grow and expand the Company’s business, and execute the Company’s strategies. Mr. Holm is supported in the day-to-day management of the Company by our executive management team. Additionally, the Board believes it is appropriate to have a Lead Independent Director while Mr. Holm serves as Chairman of the Board in order to provide a leadership role for our independent directors. Mr. Fernandez serves as our Lead Independent Director, and brings a strong understanding of the Company, our business and strategy, and our industry, as well as significant executive leadership, corporate governance, and public company experience.

SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

The Board may select its Chairman and the CEO in any way the Board considers to be in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and CEO should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the independent directors. As indicated above, the Board believes that, at this time, the combination of the offices of Chairman and CEO, with Mr. Holm serving in such roles, is in the best interests of the Company.

LEAD DIRECTOR

Whenever the Chairman is also the CEO or is a director who does not otherwise qualify as an “independent director,” the independent directors will elect from among themselves a Lead Independent Director of the Board (“Lead Director”). Following nomination by the Nominating and Corporate Governance Committee, each independent director will be given the opportunity to vote in favor of a Lead Director nominee or to write in a candidate of his or her own. The Lead Director will be elected by a plurality vote and will serve for a minimum of one year, or until replaced by the Board. As indicated above, Mr. Fernandez serves as our Lead Director.

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CORPORATE GOVERNANCE

The Lead Director helps coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and has the following responsibilities:

EFFECTIVE COMMUNICATION AMONG THE BOARD OF DIRECTORS

•
Preside over all meetings of the Board at which the Chairman is not present, including all executive sessions of the independent directors or the non-management directors;
•
Assist in scheduling Board meetings and approve meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
•
Request the inclusion of certain materials for Board meetings;
•
Serve as an ex-officio member of each Board committee and attend meetings of the various committees regularly; and
•
Seek to ensure effective communication among the Board committees.

COLLABORATION WITH TOP MANAGEMENT

•
Collaborate with the Chairman to review and recommend to the Nominating and Corporate Governance Committee Board committee memberships and Chairpersons;
•
Communicate to the CEO, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of CEO performance;
•
Collaborate with the CEO on Board meeting agendas and approve such agendas;
•
Collaborate with the CEO in determining the need for special meetings of the Board; and
•
Recommend to the Board, in concert with the Chairs of the respective Board committees, the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he or she deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company.

LEADERSHIP

•
Lead the Board’s annual process of performance self-assessment, including feedback to individual directors;
•
Meet with any director who is not adequately performing his or her duties as a member of the Board or any Board committee;
•
Provide leadership and serve as temporary Chairman or CEO in the event of the inability of the Chairman of the Board or CEO to fulfill his/her role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Director shall have the authority to convene meetings of the full Board or management;
•
Be available for consultation and direct communication if requested by major stockholders;
•
Act as the liaison between the independent or non-management directors and the Chairman, as appropriate;
•
Call meetings of the independent or non-management directors when necessary and appropriate; and
•
Perform such other duties as delegated from time to time by the independent and non-management directors.

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

Under our Corporate Governance Guidelines and the rules of the NYSE, a director is not independent unless the Board of Directors affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.

Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board of Directors to review the independence of all directors at least annually.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.

26

CORPORATE GOVERNANCE

Our Board of Directors has determined that each of Messrs. Dawson, Fernandez, Flanigan, Overly, Singer, Spratt and Thompson and Mses. Beck, Brown, Flanagan and Grant is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. Our Board also has determined that each of Messrs. Dawson, Flanigan, Singer and Spratt and Mses. Brown and Flanagan is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of Messrs. Fernandez, Overly and Thompson and Mses. Beck and Grant are “independent” for purposes of Section 10C(a)(3) of the Exchange Act. Mr. Holm serves on our Board of Directors; however, as our CEO, he cannot be deemed independent.

EXECUTIVE SESSIONS

Executive sessions, which are meetings of the non-management members of the Board, are held during each regularly scheduled Board and Committee meeting. In addition, at each regularly scheduled Board meeting, the independent directors meet in a private session that excludes management and any non-independent directors. Our Lead Director, Mr. Fernandez, presides at the executive sessions.

2024 Proxy Statement	27

CORPORATE GOVERNANCE

Board Committees

The following table summarizes the current membership of each of the Board’s committees.

	Beck	Brown	Dawson	Fernandez	Flanagan	Flanigan	Grant	Overly	Singer	Spratt	Thompson

Audit and Finance Committee

Human Capital and Compensation Committee

Nominating and Corporate Governance Committee

Technology and Cybersecurity Committee

Member C Chair

28

CORPORATE GOVERNANCE

Audit and Finance Committee

CHAIR Matthew Flanigan	Danielle Brown	William Dawson, Jr.	Laura Flanagan	David Singer	Randall Spratt

KEY DUTIES AND RESPONSIBILITIES

•
Overseeing the adequacy and integrity of our financial statements and our financial reporting and disclosure practices.
•
Overseeing the soundness of our system of internal controls to assure compliance with financial and accounting requirements.
•
Retaining and reviewing the qualifications, performance, and independence of our independent registered public accounting firm.
•
Reviewing and discussing with management and the independent registered public accounting firm prior to public dissemination our annual audited financial statements, quarterly unaudited financial statements, earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies.
•
Overseeing our guidelines and policies relating to risk assessment and risk management regarding financial risks, and management’s plan for financial risk monitoring and control.
•
Overseeing our enterprise risk management program.
•
Overseeing our internal audit function.
•
Reviewing and approving capital projects and mergers and acquisitions that have been delegated to the Committee for approval under the Company’s Financial Authority Policy.
•
Reviewing and approving all transactions between us and any “Related Person” (as defined in the federal securities laws and regulations) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.
•
Preparing and issuing the report of the Committee required by the rules and regulations of the SEC to be included in our annual proxy statement.
100% meeting attendance 9 meetings in fiscal 2024

All members of the Audit and Finance Committee have been determined to be “independent,” consistent with our Audit and Finance Committee charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. Our Board of Directors also has determined that each of the members of the Audit and Finance Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, our Board of Directors has determined that each of Messrs. Flanigan and Singer qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.

Our Audit and Finance Committee charter permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Audit and Finance Committee has the authority under its charter to engage independent counsel and other advisors as it deems necessary or advisable.

2024 Proxy Statement	29

CORPORATE GOVERNANCE

Human Capital and Compensation Committee

CHAIR Barbara Beck	Manuel Fernandez	Kimberly Grant	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Establishing and reviewing our overall compensation philosophy.
•
Overseeing the goals, objectives, and compensation of our CEO, including evaluating the performance of the CEO in light of those goals.
•
Reviewing and approving the compensation of our other executives and non-management directors.
•
Reviewing all employment, severance, and termination agreements with our executive officers.
•
Reviewing and approving, or recommending to the Board of Directors for approval, our incentive-compensation plans and equity-based plans.
•
Providing strategic review of the Company’s human capital strategies and initiatives to ensure the Company is seeking, developing, and retaining human capital appropriate to the Company’s needs.
•
Preparing and issuing the Compensation Committee Report for inclusion in our annual proxy statement.
100% meeting attendance 4 meetings in fiscal 2024

Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant have been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and compensation committees in particular.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC.

The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to any non-Section 16 officer under our incentive compensation or other equity-based plans, subject to the Committee's oversight and compliance with our equity plans and applicable law. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.

See “Executive Compensation—Compensation Discussion and Analysis—Compensation Determination Process” and “Compensation of Directors” for a description of our process for determining executive and director compensation, including the role of our compensation consultant.

30

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

CHAIR Kimberly Grant	Barbara Beck	Manuel Fernandez	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Identifying and recommending nominees for election to the Board of Directors.
•
Reviewing the composition and size of the Board of Directors.
•
Overseeing an annual evaluation of the Board of Directors and each committee.
•
Regularly reviewing our corporate governance documents, including our corporate charter and bylaws and Corporate Governance Guidelines.
•
Recommending members of the Board of Directors to serve on committees of the Board.
•
Overseeing compliance with our Code of Business Conduct and our environment, health and safety, corporate social responsibility, environmental, corporate governance and sustainability (ESG), ethics, and quality assurance programs.
100% meeting attendance 4 meetings in fiscal 2024

Each of Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Nominating and Corporate Governance Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Nominating and Corporate Governance Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

2024 Proxy Statement	31

CORPORATE GOVERNANCE

Technology and Cybersecurity Committee

CHAIR Randall Spratt	Danielle Brown	William Dawson, Jr.	Manuel Fernandez	Laura Flanagan	Matthew Flanigan	David Singer

KEY DUTIES AND RESPONSIBILITIES

•
Reviewing the Company’s information technology planning and strategy.
•
Reviewing significant information technology investments and expenditures.
•
Receiving reports on existing and future trends in information technology, artificial intelligence and cybersecurity that may affect the Company’s strategic plans, including monitoring overall industry and macro trends.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s risk management and risk assessment guidelines and policies regarding information technology security, including the quality and effectiveness of the Company’s cybersecurity and the Company’s disaster recovery capabilities.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s cybersecurity policies, controls, and procedures, including the Company’s:
•
procedures to identify and assess internal and external cybersecurity risks,
•
controls to protect from cyberattacks, unauthorized access, or other malicious acts and risks,
•
procedures to detect, respond to, assess, and mitigate negative effects from and recover from cybersecurity attacks,
•
procedures for fulfilling applicable regulatory reporting and disclosure obligations related to cybersecurity risks, costs, and incidents, and
•
performance against these policies, procedures, and controls in actual or simulated cybersecurity events.
100% meeting attendance 4 meetings in fiscal 2024

Each of Messrs. Dawson, Fernandez, Flanigan, Singer and Spratt and Ms. Flanagan and Ms. Brown has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Technology and Cybersecurity Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Nominating and Corporate Governance Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

32

CORPORATE GOVERNANCE

SPECIAL COMMITTEES

From time to time, the Board may form and appoint members to special committees with responsibility to address topics designated at the time of such committee formation.

Board Practices, Processes and Policies

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Board of Directors oversees our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and four standing committees: the Audit and Finance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Technology and Cybersecurity Committee.

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:

Stockholder Rights

•
Majority voting standard for the election of directors in uncontested elections
•
Proxy access bylaw provision enabling a stockholder who has owned a significant amount of our common stock for a significant amount of time to submit director nominees
•
Majority voting standard for amending our governing documents
•
Majority voting standard for removing directors

Board Independence

•
The Board has determined that all of our directors, other than our CEO, are independent under applicable NYSE rules and our Corporate Governance Guidelines
•
Fully independent Audit and Finance, Compensation, Nominating and Corporate Governance and Technology and Cybersecurity Committees
•
Executive sessions of independent directors without members of management present at all Board and committee meetings

• Right to call a special meeting

Other Board and Board Committee Practices • Stock ownership requirements for directors and executive officers	Board Expertise • Two members of our Audit and Finance Committee qualify as an “audit committee financial expert”
•
Policies prohibiting hedging our shares
•
Policy prohibiting directors and executive officers from pledging our shares
•
All of our directors are elected annually
•
Annual Board and committee self-evaluations
•
Nominating and Corporate Governance Committee oversight of ESG
•
Technology and Cybersecurity Committee oversight of our information technology capabilities and infrastructure and our cybersecurity program

Policies and Guidelines

•
Corporate Governance Guidelines place limits on the number of public company directorships held by our directors
•
Any director who has a significant change in principal employment or occupation must offer to resign

Our Board of Directors evaluates the Company’s corporate governance policies and practices on a periodic basis with a view toward maintaining appropriate corporate governance practices in the context of the Company’s current business environment. Additionally, the Board seeks to align our governance practices closely with the interests of our stockholders.

Our Board of Directors and management value the perspectives of our stockholders and encourage stockholders to communicate with the Board of Directors.

2024 Proxy Statement	33

CORPORATE GOVERNANCE

BOARD MEETINGS AND ATTENDANCE

The Board currently holds at least four meetings each year, with additional meetings to occur at the discretion of the Board.

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During fiscal 2024, the Board held 8 meetings, the Audit and Finance Committee held 9 meetings, the Compensation Committee held 4 meetings, the Nominating and Corporate Governance Committee held 4 meetings, and the Technology and Cybersecurity Committee held 4 meetings. In fiscal 2024, all incumbent directors then in office attended at least 75% of the aggregate number of meetings of our Board and of all committees on which they served during their respective terms of service. In addition, all incumbent directors then in office attended the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) (which was held virtually).

BOARD PERFORMANCE EVALUATIONS

The Board, acting through the Nominating and Corporate Governance Committee, conducts a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee periodically considers the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Each committee of the Board conducts a self-evaluation at least annually and reports the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter. In fiscal 2024, a third-party evaluation firm met with members of the Board to facilitate a discussion of the Board’s and each committee’s performance. The feedback from the third-party evaluation firm was considered by the Board and, where appropriate, the Board recommended enhancements to its practices based on such feedback. As an additional part of the self-assessment process, the Lead Independent Director also discussed with each non-management director the performance of the Board and its committees.

Determine Format

The formal self-evaluation may be in the form of written or oral questionnaires administered by Board members, management, or third parties. Each year, our Nominating and Corporate Governance Committee discusses and considers the appropriate approach, and approves the form of the evaluation.

Review Feedback In Executive Sessions

Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management.

One-On-One Discussions With The Lead Director

In addition to the formal annual Board and committee evaluation process, our Lead Independent Director speaks with each Board member, and receives input regarding Board and committee practices. Throughout the year, committee members also have the opportunity to provide input directly to committee chairs or to management.

Conduct Evaluation

Members of our Board and each of our Board committees participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness.

Respond To Director Input

In response to feedback from the evaluation process, our Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Management, working with the Board, provides an orientation process for new directors and coordinates director continuing education programs. The orientation programs are designed to familiarize new directors with the Company’s businesses, strategies and challenges and to assist new directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. As part of the onboarding process, new directors meet individually with members of senior management and visit our facilities.

34

CORPORATE GOVERNANCE

As appropriate, management prepares additional educational sessions for directors on matters relevant to the Company and its business, such as with respect to the global economy, acquisition practices, activism and cybersecurity. Directors are also encouraged to participate in educational programs relevant to their responsibilities, including programs conducted by universities and other educational institutions, such as the National Association of Corporate Directors.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which set forth our policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines, Audit and Finance, Compensation, Nominating and Corporate Governance, and Technology and Cybersecurity Committee charters, and other corporate governance information are available on our website at www.pfgc.com under Investors: Governance: Governance Documents. Any stockholder also may request them in print, without charge, by contacting the Secretary of Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

The Board recognizes that service on other public company boards provides directors valuable experience that benefits the Company. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Board. Directors must advise the Lead Director and the CEO before accepting membership on other public company boards of directors or other commitments that would require a significant amount of time involving a directorship or an affiliation with other businesses, non-profit entities, or governmental units.

Our Corporate Governance Guidelines provide that, unless Board approval is obtained:

•
no director will serve on more than four public company boards (including the Company’s Board)
•
no member of the Audit and Finance Committee will simultaneously serve on more than three public company audit committees (including the Company’s Audit and Finance Committee)
•
directors who also serve as CEOs or in equivalent positions generally should not serve on more than two outside public company boards.

TRANSACTIONS WITH RELATED PERSONS

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “related person transaction policy.” Our related person transaction policy requires that (i) any “related person transaction” (defined as any transaction, consistent with Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) be approved by an approving body comprised of the disinterested members of our Board of Directors or any committee of the Board of Directors (provided that a majority of the members of the Board of Directors or such committee, respectively, are disinterested) and (ii) any employment relationship or transaction involving an executive officer and any related compensation be approved by the Compensation Committee or recommended by the Compensation Committee to the Board of Directors for its approval. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

FMR LLC (“Fidelity”) filed a Schedule 13G/A with the SEC on February 9, 2024 stating that it holds approximately 8.17% of the Company’s stock. An affiliate of Fidelity provides investment management and record keeping services to the Company’s 401(k) Plan. The participants in the 401(k) Plan paid $850,005 for record keeping services and $1,099,589 for investment management services to Fidelity in fiscal 2024. The investment management agreement was entered into on an arm’s-length basis.

Everett Holm, brother of George Holm, our Chairman and CEO, is employed by the Company as Vice President, Regional Operations. He is not a corporate officer. In fiscal 2024, he received total compensation of approximately $338,710, including salary, bonus, equity awards and customary employee benefits.

Benjamin Hoskins, son of Craig Hoskins, our President and Chief Operating Officer, is employed by the Company as Director, Sales (Vistar). In fiscal 2024, he received total compensation of approximately $246,127, including salary, bonus, and customary employee benefits.

2024 Proxy Statement	35

CORPORATE GOVERNANCE

The compensation for each of Messrs. Holm and Hoskins is commensurate with their peers’ compensation and established in accordance with the Company’s compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities.

36

COMPENSATION OF DIRECTORS

Compensation of Directors

Each of our non-employee directors is entitled to annual compensation as follows:

•
Cash retainer of $105,000, payable in quarterly installments in arrears;
•
Additional cash retainer payable in quarterly installments in arrears for serving as the chair of a committee as follows:
•
$25,000 annual fee for the Audit and Finance Committee chair;
•
$20,000 annual fee for the Compensation Committee chair;
•
$20,000 annual fee for the Nominating and Corporate Governance Committee chair; and
•
$15,000 annual fee for the Technology and Cybersecurity Committee chair; and
•
Equity retainer of $180,000 in the form of (i) restricted stock units vesting in full on the earlier of: (a) the first anniversary of the date of grant and (b) the next regularly scheduled annual meeting of stockholders of the Company following the date of grant and subject to accelerated vesting in the event of a “change of control,” or (ii) deferred stock units that are settled on the earlier of (a) the date of a “separation from service” from the Company (within the meaning of Treasury Regulation § 1.409A-1(h) or successor guidance thereto) or (b) in the event of a “change in control”; and
•
Additional equity retainer of $100,000 on the same terms as described above for serving as the Lead Director.

Director Compensation for Fiscal 2024

The table below sets forth information regarding non-employee director compensation for the fiscal year ended June 29, 2024.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)

BARBARA J. BECK	119,565	180,058	299,624
DANIELLE M. BROWN(3)	—	—	—
WILLIAM F. DAWSON, JR.	102,935	180,058	282,993
MANUEL A. FERNANDEZ	106,304	280,040	386,345
LAURA FLANAGAN	102,935	180,058	282,993
MATTHEW C. FLANIGAN	127,935	180,058	307,993
KIMBERLY S. GRANT	102,935	180,058	282,993
JEFFREY M. OVERLY	122,935	180,058	302,993
DAVID V. SINGER	102,935	180,058	282,993
RANDALL N. SPRATT	117,935	180,058	297,993
WARREN M. THOMPSON	102,935	180,058	282,993

(1)
Amounts reported reflect cash retainer fees earned by our non-employee directors during fiscal 2024.
(2)
Represents the grant date fair value of restricted stock units, calculated in accordance with FASB ASC Topic 718, issued to our non-employee directors on November 30, 2023. The aggregate number of restricted stock units outstanding or deferred stock units, as applicable, as of June 29, 2024, for our non-employee directors was as follows: 2,768 deferred stock units for Ms. Beck, 2,768 deferred stock units for Mr. Dawson, 4,305 deferred stock units for Mr. Fernandez, 2,768 restricted stock units for Ms. Flanagan, 2,768 restricted stock units for Mr. Flanigan, 2,768 restricted stock units for Ms. Grant, 2,768 deferred stock units for Mr. Overly, 2,768 restricted stock units for Mr. Singer, 2,768 restricted stock units for Mr. Spratt and 2,768 restricted stock units for Mr. Thompson.
(3)
Danielle M. Brown was appointed as a director effective June 28, 2024, the last day of fiscal 2024, and did not receive any compensation in fiscal 2024.

2024 Proxy Statement	37

Compensation of Directors

Stock Ownership Guidelines

DIRECTORS

To align the interests of our Board of Directors with those of our stockholders, the Board of Directors believes that the non-employee members of our Board of Directors (the “Covered Directors”) should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines for our non-employee directors (the “Director Guidelines”). The Covered Directors are required to hold a specific level of equity ownership as outlined below:

Covered Directors’ Stock Ownership Multiples

The stock ownership level under the Director Guidelines, expressed as a multiple of the Covered Director’s annual cash retainer, is five times each Covered Director’s annual cash retainer.

5 times annual cash retainer

Retention Requirement

There is no required time period within which a Covered Director must attain the applicable stock ownership level under the Director Guidelines. However, until the applicable ownership level is achieved, a stock retention requirement of 100% of shares will apply.

100% of shares

The shares counted toward these ownership requirements include shares of common stock owned directly by the Covered Director and outstanding restricted stock, restricted stock units and deferred stock units.

These ownership requirements are set at levels that the Company believes are reasonable given the Covered Directors’ annual cash retainers. In addition, Meridian Compensation Partners, LLC reviewed our Director Guidelines and confirmed that they are consistent with the corresponding practices of our peer group. As of September 30, 2024, each of our directors has met the applicable ownership level, except for Ms. Brown, who was appointed as a director on June 28, 2024.

38

Audit Matters

Audit Matters

PROPOSAL 02: Ratification of Independent Registered Public Accounting Firm
Your Board of Directors recommends that you vote "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025.

The Audit and Finance Committee has selected Deloitte & Touche LLP ("Deloitte") to serve as our independent registered public accounting firm for fiscal 2025. In selecting Deloitte, the Audit and Finance Committee evaluated Deloitte's technical competence, knowledge of our industry, quality of services, reputation and communication with management and the Audit and Finance Committee. The Audit and Finance Committee also confirmed Deloitte's independence and evaluated the firm's quality control procedures. The Audit and Finance Committee believes that the retention of Deloitte is in the best interests of the Company and its stockholders.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Deloitte is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte & Touche”) for the fiscal years ended June 29, 2024 and July 1, 2023:

	2024	2023

Audit fees(1)	$3,325,000	$3,368,900
Audit-related fees(2)	$45,000	$80,000
Tax fees(3)	$330,675	$159,325
All other fees(4)	$102,351	$7,391
Total:	$3,803,026	$3,615,616

(1)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements, and the audit of the Company’s internal control over financial reporting. The fees are for services that are normally provided in connection with statutory or regulatory filings or engagements.
(2)
Includes fees billed in each of the last two fiscal years for services performed that are related to the Company’s SEC filings (including costs relating to the Company’s Registration Statement on Form S-3 in November 2022) and other research and consultation services.
(3)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(4)
Includes fees related to the Company’s subscription to access online interpretive accounting guidance and pre-implementation evaluation services for the Company's planned ERP conversion.

2024 Proxy Statement	39

Audit Matters

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit and Finance Committee’s charter, the Audit and Finance Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Finance Committee has established procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

Report of The Audit and Finance Committee

The Audit and Finance Committee operates pursuant to a charter that is reviewed annually by the Audit and Finance Committee. A brief description of the primary responsibilities of the Audit and Finance Committee is included in this Proxy Statement under “Board Structure—Board Committees—Audit and Finance Committee.” Under the Audit and Finance Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with GAAP.

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit and Finance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards adopted by the Public Company Accounting Oversight Board and the SEC. In addition, the Audit and Finance Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit and Finance Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the SEC.

Submitted by the Audit and Finance Committee of the Board of Directors:

Matthew C. Flanigan, Chair

Danielle M. Brown

William F. Dawson, Jr.

Laura Flanagan

David V. Singer

Randall N. Spratt

40

Executive Officers of the Company

Executive Officers Of The Company

Set forth below is certain information regarding each of our executive officers other than Mr. Holm, our Chairman and Chief Executive Officer, whose biographical information is presented under “Nominees for Election to the Board of Directors.”

Donald S. Bulmer Age: 59

EXECUTIVE VICE PRESIDENT AND CHIEF INFORMATION OFFICER

Don Bulmer was named PFG’s Executive Vice President and Chief Information Officer in March 2019, after serving on the senior leadership team of Vistar Corporation (“Vistar”) as Vice President of Corporate Information Technology for six years. Before joining Vistar, he held IT leadership roles in multiple industries, including ProBuild Holdings, the nation’s largest supplier of building materials; Gates Corporation, a manufacturer/ distributor of automotive parts; and Nupremis Inc., a start-up that provided hosting and managed services. Mr. Bulmer earned a bachelor’s degree in economics from Colorado State University and a master’s degree in management information systems from the University of Colorado at Denver.

Erika T. Davis Age: 60

EXECUTIVE VICE PRESIDENT AND CHIEF HUMAN RESOURCES OFFICER

Erika Davis joined Performance Food Group in July 2019. She has served as our Executive Vice President and Chief Human Resources Officer since 2019. Prior to joining the Company, she was with Owens & Minor, Inc., a global healthcare services company for 26 years. At Owens & Minor, Ms. Davis served in senior leadership roles including Chief Administrative Officer, Corporate Chief of Staff, Administration & Operations leader and Human Resources leader – a position she held for 12 years. Ms. Davis is a Certified Compensation Professional and holds a bachelor’s degree from the University of Richmond and a master’s in Public Administration from the University of North Carolina at Chapel Hill.

Patrick T. Hagerty Age: 66

EXECUTIVE VICE PRESIDENT AND CHIEF COMMERCIAL OFFICER

Pat Hagerty has served as PFG’s Executive Vice President and Chief Commercial Officer since January 2022, having previously served as Executive Vice President of PFG and President and Chief Executive Officer of Vistar since January 2018. Prior to being named Executive Vice President of PFG, Mr. Hagerty was Senior Vice President of PFG and President and Chief Executive Officer of Vistar. Before that he was Vice President and Chief Operating Officer of Vistar and Vistar’s Vice President of Merchandising after joining the company in 1994. Earlier in his career, he served as the Director of General Merchandise for CUB Foods, a division of Super Value. Mr. Hagerty holds degrees from Colorado State University and the University of Southern California.

H. Patrick Hatcher Age: 54

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Patrick Hatcher was promoted to Executive Vice President and Chief Financial Officer of Performance Food Group in August 2022 and fully transitioned to the role in January 2023. Previously, he served as the President & Chief Operating Officer of Vistar since January 2021. He joined Vistar in 2010, and during his time with Vistar, he also held the roles of Senior Vice President of Sales & Marketing and Chief Financial Officer. Prior to joining Vistar, Mr. Hatcher was the Director of Integration at MillerCoors, where he was responsible for driving sales and profitability. He also served as Director of Sales and Marketing Finance with Coors Brewing Company. He earned a bachelor’s degree in International Relations from Bucknell University and a master’s degree in Business Administration from Washington University’s Olin School of Business.

2024 Proxy Statement	41

Executive Officers of the Company

Craig H. Hoskins Age: 63

PRESIDENT AND CHIEF OPERATING OFFICER

Craig Hoskins has served as PFG’s President and Chief Operating Officer since January 2022, having previously served as Executive Vice President and President and Chief Executive Officer of PFG’s Foodservice segment since January 2019. He became President & CEO of PFG Customized Distribution and a Senior Vice President of PFG in January 2012 after serving as President & COO of PFG's Customized business. He assumed additional responsibility for Performance Foodservice’s sales and marketing in January 2018. Mr. Hoskins is the former chairman of the International Foodservice Distribution Association, and currently is a board member of the association. He joined PFG in 2008 following its merger with Vistar where he progressed through successive roles of increasing responsibility in sales and marketing, merchandising/purchasing, and operations. Prior to PFG/Vistar, Mr. Hoskins worked for Lange Sales and NW Transport. He earned a bachelor’s degree in business administration from the University of Northern Colorado and a master’s degree in marketing from the University of Colorado Denver.

A. Brent King Age: 55

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Brent King joined PFG as Executive Vice President, General Counsel and Secretary in March 2016. Prior to that, Mr. King most recently served as Vice President, General Counsel and Secretary for Tredegar Corporation, a global manufacturer of plastic films and aluminum extrusions. He previously was Vice President and General Counsel for Hilb Rogal and Hobbs Company, a publicly traded insurance and risk management broker (currently part of Willis Towers Watson). Mr. King began his career as a partner with the Williams Mullen law firm, where he practiced extensively in corporate law, capital formation, securities regulation, mergers, acquisitions and divestitures. Mr. King holds a bachelor’s degree in international relations from the University of Virginia and a Juris Doctor degree from the University of Richmond School of Law.

Scott E. McPherson Age: 54

EXECUTIVE VICE PRESIDENT AND CHIEF FIELD OPERATIONS OFFICER

Scott McPherson was named PFG’s Executive Vice President & Chief Field Operations Officer in December 2023. Previously, he served as Executive Vice President (PFG) and President & CEO of our Convenience segment since August 2022, after serving as President and CEO of Core-Mark International since 2018. Throughout his career with Core-Mark, he held numerous executive-level positions that included: Senior Vice President - Business Operations and Strategic Opportunities; Senior Vice President - Corporate Development; Senior Vice President - U.S. Distribution (East); Vice President - U.S. Divisions; President - Fort Worth Division; and Vice President – U.S. Marketing. Mr. McPherson graduated from Lewis & Clark College with a bachelor’s degree in Business Administration and from the University of Portland with a master’s degree in Business Administration.

42

OVER

250

meetings conducted with

institutional investors

10

cities visited for

for non-deal roadshows

~120

unique institutional investors(1)

engaged with

~70%

of our shares outstanding(2)

represented at fiscal 2024 stockholder engagement events

Stockholder Engagement

Stockholder Engagement

We believe that maintaining a dialogue with stockholders, bondholders, and sell-side analysts is critical to understanding their perspectives. We engage with these stakeholders on a range of important topics, including business strategy, capital allocation, corporate governance, and environmental and social issues. We do this through various channels, including industry conferences, non-deal roadshows, and investor meetings. The events are typically attended by our Chairman and CEO, Executive Vice President and Chief Financial Officer, Vice President of Investor Relations and, on certain occasions, other members of our business and financial leadership team.

Fiscal 2024 Stockholder Engagement Activities

(1)
Includes current and prospective equity stockholders and bondholders
(2)
Represents holders as of 6/29/24

2024 Proxy Statement	43

Stockholder Engagement

Our Stockholder Engagement Process

DIALOGUE AND COMMUNICATION	COLLABORATE	INTEGRATION INTO DECISION-MAKING
• Discuss long-term strategic initiatives with our stockholders • Engage with stockholders to understand viewpoints and deliver feedback to Board and senior leadership	• Provide a forum for direct engagement between senior leadership and stockholders at our annual meeting • Receive direct voting feedback from stockholders	• Review and discuss vote results to determine if additional action is necessary

Key Takeaways From Our Stockholder Engagement

In fiscal 2024, we continued to engage with our investors through a combination of in-person meetings and selective use of virtual platforms to interact with a broad range of stakeholders. During fiscal 2024, we attended multiple broker-sponsored and industry conferences, engaged in non-deal roadshows and hosted investors at PFG facilities. Our engagements with stockholders focused on our long-term strategies and vision, highlighting our execution across various channels and customer accounts. We also continued to discuss the strategic initiatives we have undertaken over the past several years, which we believe have positioned us well for the dynamic operating environment. This includes our continued expansion into the Convenience channel, growth within independent restaurants and new customer wins across all three operating segments. We have made significant progress growing our business, particularly in the high margin categories and channels in which we compete, driving long-term sales and profit growth. We continue to believe that our investors are supportive of our strategy and the financial results we have generated.

STOCKHOLDER VALUE

In our dialogue with stockholders, we emphasized our commitment to creating stockholder value through strategic capital allocation initiatives. This includes investment in growth projects through capital expenditures, strategic mergers and acquisitions, leverage reduction and targeted share repurchase activity. We believe that our investment in capital projects, notably expansion of warehouse capacity, will continue to drive profitable sales growth for the long term. Our focus on leverage reduction has been well received by our stockholder base, showing our financial prudence in the current interest rate environment. During fiscal 2024, we generated strong cash flow, which allowed us to return cash to stockholders through share repurchases and pursue acquisition opportunities.

ESG ACTIONS, PLANS AND DISCLOSURE

Our conversations with stockholders also highlighted our progress on ESG actions, plans and disclosures. This includes an update to the ESG related goals that we have set over the past three fiscal years. Our ESG efforts continued to progress in fiscal 2024, including new disclosure around targeted ESG goals and various milestones that we achieved through the fiscal year. We continue to believe our investors appreciate the increased activity around our ESG efforts and engagement on our goal-setting and ongoing activities in this area. We continue to utilize the Task Force on Climate-related Financial Disclosure (TCFD) and the industry-specific framework by the Sustainability Accounting Standards Board (SASB) to better understand, respond to, and communicate our progress addressing ESG issues.

44

Corporate Social Responsibility

Corporate Social Responsibility

PFG is proud of the progress that we have made towards our Environmental, Social, and Governance (ESG) goals. We believe that sustainable and responsible business practices are not only essential for the well-being of our planet and society but also crucial for our long-term success. Our ESG strategy focuses on minimizing our environmental impact, fostering an inclusive and equitable workplace, and maintaining the highest standards of ethical governance. By integrating these values into our operations, we aim to create lasting positive change and contribute to a more sustainable future for all stakeholders.

Our ESG strategy is focused on the following key areas important to our business and stakeholders:

Our fiscal 2023 ESG Report, which was published in April of 2024, highlights progress made on the Company’s ESG goals previously shared in the fiscal 2022 ESG Report and shares the following new goals:

GREENHOUSE GAS ("GHG") EMISSIONS		SUSTAINABLE NON-FOODS PACKAGING

Revised	Reduce Scope 1 and Scope 2 GHG emissions by	New	Ensure 75% of non-food branded products by 2025
30%(using per case metric basis) by 2034 from a 2021 base year. [1]		include sustainable options in the following categories

New	Evaluate and disclose Scope 3 GHG emissions in the
•
Foil – Recyclable: Pans, rolls, lids
•
Paper, including Fiber – Recyclable and/or Compostable: Identified more than 10 product categories to target
•
Plastics – Compostable and/or Recyclable: Identified first five product categories to target fiscal year 2024 ESG Report.
[1] PFG recalculated the FY21 baseline to include material acquisitions and revised our target to reduce Scope 1 and 2

SUPPLIER RISK MANAGEMENT		COMMUNITY RELATIONS AND ENGAGEMENT

New	In alignment with our Supplier Code of Conduct,	New
conduct an ESG Supplier Survey with 80% of suppliers of
•
Expand advocacy, volunteerism, and charitable contributions with organizations committed to fighting food insecurity, combating human trafficking, supporting healthier communities, and providing disaster relief.
•
Ensure a community relations plan is in place during fiscal 2024. This goal has been achieved.

manufacturer-branded products by 2030.

2024 Proxy Statement	45

Corporate Social Responsibility

Environmental Stewardship
PERFORMANCE HIGHLIGHTS

FLEET FUEL MANAGEMENT

PFG continues to explore and evaluate new technologies for powering tractors and trailers. As of the end of fiscal 2024, we had approximately 100 ZEVs in service, including both electric and hydrogen powered tractors, as well as electric yard trucks and electric refrigeration on trailers (eTRU’s). PFG continues to prioritize infrastructure work to enable a growing electric fleet across several locations.

In addition to investing in ZEVs to achieve our goal to reduce our carbon emissions on a per-case basis, we also leverage route optimization best practices and training initiatives using leading industry technology. This, along with strategically located redistribution centers, allows us to minimize our miles traveled, resulting in less fuel consumption per case shipped.

ENERGY EFFICIENCY

We continue to conduct energy efficiency studies to explore efficiency opportunities for reducing energy use, electricity costs, and emissions within our lighting, refrigeration, and battery charging systems in our distribution centers. In fiscal 2024 we completed five additional energy efficiency studies, with a total of fifteen such studies completed to date. As a result, we implemented several new protocols, including a demand response program to reduce energy use during peak demand hours through management practices and training for associates. Our operating companies that have implemented improvements identified by the studies are experiencing an average of approximately 15% improvement in energy intensity.

RENEWABLE ENERGY

PFG strives to power our facilities with 10% of our power coming from renewable sources by 2030. During fiscal 2024, PFG initiated roof mounted solar projects on three facilities, which we expect to be completed in the first half of fiscal 2025.

SUSTAINABLE PACKAGING AND NON-FOOD PRODUCTS

As part of PFG’s fiscal 2023 ESG Report, we established a new goal to ensure that by 2025 75% of non-food branded products include sustainable options for specific categories including foil-recyclable, paper and plastics. During fiscal 2024, we launched over sixty new sustainable product options.

FUTURE STEPS IN OUR JOURNEY

GREENHOUSE GAS EMISSONS

Our fiscal 2023 ESG report included an updated goal to reduce Scope 1 and Scope 2 GHG emissions by 30% (using per case metrics) by 2034 from a 2021 base year. We will continue to actively evaluate opportunities to invest in low-carbon technologies for fleet transportation and refrigeration to achieve our goal. In addition, we announced our intent to disclose our Scope 3 GHG emissions in our fiscal 2024 ESG Report.

ENERGY EFFICIENCY

PFG aims to reduce power consumption intensity by 20% by 2030 against our fiscal 2020 baseline. We intend to cascade the best practices learned from the energy efficiency studies to help facilities implement low/no cost power usage reduction recommendations in fiscal 2025. In addition, we are surveying all facilities that have yet to transition to LEDs to determine the cost and potential savings.

46

Corporate Social Responsibility

RENEWABLE AND ALTERNATIVE ENERGY

We are committed to exploring alternate energy technologies to enhance and optimize operational protocols, while integrating strategic renewable energy projects. This includes seeking agreements for renewable energy procurement as well as leveraging national and state tax incentives. We have a robust pipeline of additional facilities to consider for solar panel installations in fiscal 2025 and beyond.

SUSTAINABLE PACKAGING AND NON-FOOD PRODUCTS

We are preparing to launch approximately fifty new sustainable product alternatives, focused on foil, paper and plastics that we anticipate will be added to our other sustainable product alternatives in 2025. Products will include deli paper, pizza boxes and items in the catering category. We intend to continue to identify additional opportunities to partner with suppliers to provide recyclable, biodegradable, and compostable options.

Social
PERFORMANCE HIGHLIGHTS

RESPONSIBLE SOURCING

Minimizing our impact on the environment while maximizing value to our stakeholders includes integrating a responsible sourcing in alignment with our Environmental Policy and Supplier Code of Conduct. As part of our responsible sourcing program, we implemented processes for monitoring and verifying third-party certification of environmentally and socially responsible practices within our supply chain. To showcase our commitment to responsible practices, we joined the Roundtable on Sustainable Oil (RSPO) and published our Palm Oil Policy on the PFG website.

We also developed a Preferred Purchasing Policy regarding our sourcing from responsible vendor partners. This has led to approximately 96% of PFG-branded beef, pork, poultry, seafood, coffee, and tea being produced with environmentally sustainable and socially responsible practices, with these results being monitored quarterly.

FOOD SAFETY AND ATTRIBUTE TRANSPARENCY

In alignment with growing consumer demand for greater nutrition and health transparency across the food industry, PFG is committed to increasing the attribute transparency of our branded portfolio items. We are working closely with vendors to provide the information needed to ensure PFG’s transparency requirements are met. We have conducted informational sessions to educate suppliers on the requirements and set expectations for them to publish their product information using Global Data Synchronization network (GDSN) standards. We have achieved our previously announced goal of providing attribute transparency on at least 85% of PFG-branded food items.

HUMAN CAPITAL MANAGEMENT

We prioritize providing a workplace where our associates can thrive and grow in a safe and welcoming environment. Our Human Resources programs are designed to help us fulfill this commitment. Our benefits programs are tailored to meet the unique needs of our associates, offering a variety of options to choose from. We also have a reward and recognition program to celebrate the achievements of our associates through both manager and peer-to-peer recognition. Moreover, we provide opportunities for our associates to learn and develop. Our online and in-person training programs are aimed at preparing associates for future opportunities, while also enhancing their job skills and performance. Furthermore, our educational assistance program supports continued learning outside of the organization, further aiding our associates in growing their careers at PFG.

OCCUPATIONAL HEALTH AND SAFETY

The safety of our associates is a top priority, and we are committed to providing a safe and healthy work environment for all our associates. We launched an internal safety initiative called Safer Together to reinforce PFG’s safety protocols and

2024 Proxy Statement	47

Corporate Social Responsibility

compliance guidelines. We also implemented a Caught Being Safe recognition program that allows our associates to be recognized for acting in a safe manner.

DIVERSITY, INCLUSION & BELONGING (DI&B)

PFG is committed to building the most talented, diverse, and inclusive workforce that reflects the customers and communities we serve. Our diversity, inclusion and belonging strategy consists of three focuses:

•
Promote an inclusive culture and sense of belonging to engage our workforce.
•
Invest in attracting, hiring, and developing the best talent to reflect the communities we serve.
•
Support a diverse network of suppliers to drive economic development in our communities.

With the active engagement of PFG’s Senior Leadership, we continue to foster a culture of inclusion through ongoing opportunities to learn and grow, and by continuing to sponsor our Associate Resource Groups (ARGs). These associate-led networks drive associate engagement by fostering inclusion, enhancing career development, and promoting cultural awareness. We continue to expand our outreach and strategic partnership efforts to include Minority, Women, Veteran, Persons with Disabilities, and LGBTQ+-owned business enterprises. We have also launched two campaigns, “Snacking with a Purpose” and “Foodservice with a Purpose” to celebrate and feature our diverse supplier partners. We are a corporate member of the National Minority Supplier Development Council (NMSDC) and we partner with the National Gay Lesbian Chamber of Commerce (NGLCC) to support global supply chain diversity and foster strategic partnerships.

COMMUNITY RELATIONS & ENGAGEMENT

We believe in our responsibility as a conscientious corporate citizen, and we use our time, skills, and resources to make a positive impact in our communities. We continue to partner with Feeding America to help combat food insecurity and address the increasing problem of food deserts. By offering financial and food donations to support Feeding America, we are working to ensure that everyone has access to healthy and nutritious food.

Our drivers cover millions of miles each year and, through our collaboration with Truckers Against Trafficking, they receive training to identify and report human trafficking situations. Our support for Truckers Against Trafficking extends to providing educational opportunities for all of our associates to understand the impact of human trafficking on our communities and working together to combat it.

With more than 300,000 customer locations and 150 PFG facilities across North America, the likelihood of our customers or associates being affected by a natural disaster is significant. Through our partnership with the American Red Cross, we actively contribute to disaster relief efforts.

In addition to our corporate philanthropic endeavors, our operating companies take pride in being an integral part of their local communities, supporting causes important to their businesses, the communities they serve, and their associates.

Governance
PERFORMANCE HIGHLIGHTS

BOARD INDEPENDENCE

PFG has fully independent Audit and Finance, Compensation, Nominating and Corporate Governance, and Technology and Cybersecurity Committees. The Board and its committees hold executive sessions of independent directors at each regularly scheduled meeting.

48

Corporate Social Responsibility

BOARD ESG OVERSIGHT

Our diverse Board has deep experience in the food distribution industry as well as other industries that have a comparable level of ESG and climate-related risk exposure, such as consumer goods, food production, and hospitality. Our Nominating and Corporate Governance Committee oversees PFG’s ESG strategies and programs and receives ESG progress reports on a quarterly basis.

TRANSPARENCY AND DISCLOSURE

In our fiscal 2023 ESG Report, we reported on our progress on goals set in 2021 and also shared additional new goals. We provided ESG-related disclosures using the recommended frameworks from the SASB and the TCFD.

GOVERNANCE STRUCTURE

Our Nominating and Corporate Governance Committee is responsible for overseeing our ESG efforts. In addition, we have developed a C-Suite ESG Executive Committee that consists of our Chief Financial Officer and our Chief Legal Officer, who meet regularly with our ESG leaders and who provide regular direction on our ESG efforts. This internal governance structure oversees a series of cross-functional ESG committees that include Operations, Supply Chain, Reporting, Diversity, Inclusion, Belonging, and Community. The committees meet regularly to review action plans intended to help us achieve the ESG goals specific to each area.

FUTURE STEPS IN OUR JOURNEY

ESG REPORTING

We intend to continue to enhance our ESG reporting by building upon our SASB and TCFD disclosures and ensuring that all stakeholders understand our commitments and approach to ESG governance, strategy, and risk management.

LEARN MORE ABOUT ESG AT PFG

We invite you to view our fiscal 2023 ESG Report found under the Corporate Responsibility section of our website at www.pfgc.com.

2024 Proxy Statement	49

Executive Compensation

Executive Compensation

PROPOSAL 03: Advisory Vote on Named Executive Officer Compensation
Your Board of Directors recommends that you vote “FOR” the approval of the compensation paid to our named executive officers.

We are providing our stockholders with the opportunity to express their opinions on our executive compensation program through a non-binding advisory vote to approve the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”

In considering their vote, stockholders should review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis on pages 51 – 66, as well as the discussion regarding the Compensation Committee on page 30.

We currently intend to hold the next non-binding advisory vote to approve the compensation of our named executive officers at our 2025 Annual Meeting of Stockholders, unless the Board modifies its policy of holding this vote on an annual basis.

Report of the Human Capital and Compensation Committee

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024.

Submitted by the Human Capital and Compensation Committee of the Board of Directors:

Barbara J. Beck, Chair
Manuel A. Fernandez
Kimberly S. Grant
Jeffrey M. Overly
Warren M. Thompson

Compensation Committee Interlocks and Insider Participation

During fiscal 2024, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

50

Executive Compensation

Compensation Discussion And Analysis

This section contains a discussion of the material elements of compensation awarded to, earned by, or paid to our Chairman and CEO, our Executive Vice President and Chief Financial Officer, and each of our three other most highly compensated executive officers who served in such capacities at the end of our fiscal year on June 29, 2024, collectively known as the “Named Executive Officers” or “NEOs.”

Our Named Executive Officers for fiscal 2024 were:

George L. Holm	H. Patrick Hatcher
CHAIRMAN AND CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Patrick T. Hagerty	Craig H. Hoskins
EXECUTIVE VICE PRESIDENT AND CHIEF COMMERCIAL OFFICER	PRESIDENT AND CHIEF OPERATING OFFICER

Scott E. McPherson
EXECUTIVE VICE PRESIDENT AND CHIEF FIELD OPERATIONS OFFICER

Leadership Changes

On July 18, 2024, Patrick T. Hagerty notified the Company of his intent to retire from his position as Executive Vice President and Chief Commercial Officer of the Company, effective January 4, 2025. Following his retirement, Mr. Hagerty will remain as a consultant to the Company until June 30, 2025.

On November 29, 2023, Scott E. McPherson was appointed as Executive Vice President and Chief Field Operations Officer. With this promotion, Mr. McPherson assumed responsibility for managing the Company's Foodservice segment, in addition to Vistar and Convenience. Mr. McPherson previously served as Executive Vice President of the Company and President and Chief Executive Officer of Convenience since August 2022.

2024 Proxy Statement	51

Executive Compensation

Business Highlights for Fiscal 2024

GENERATED CASE VOLUME GROWTH

For fiscal 2024, total case volume increased 1.6% compared to the prior fiscal year. Total organic case volume grew 1.2% compared to the prior fiscal year, due to a 6.0% increase in organic independent cases, growth in Performance Brands cases, and growth in cases sold to Foodservice's Chain business.

INCREASED NET SALES

Net sales for fiscal 2024 increased 1.8% to $58.3 billion. The increase in net sales was primarily a result of case volume growth in our independent Foodservice business, an increase in selling price per case as a result of inflation, and recent acquisitions, partially offset by case declines in our Convenience business.

IMPROVED GROSS PROFIT

Gross profit for fiscal 2024 increased 5.2% to $6.6 billion compared to the prior fiscal year. The increase in gross profit was primarily driven by cost of goods sold optimization through procurement efficiencies, as well as growth in cases sold, including growth in the independent channel and Performance Brands, and recent acquisitions.

NET INCOME

The Company recorded net income of $435.9 million for fiscal 2024 compared to net income of $397.2 million for the prior fiscal year. The increase was primarily a result of the $60.6 million increase in operating profit and an increase in other income, partially offset by increases in income tax expense and interest expense.

INCREASE IN ADJUSTED EBITDA(1) For fiscal 2024, Adjusted EBITDA increased 10.5% to $1.5 billion compared to the prior fiscal year.

INCREASE IN DILUTED EPS AND ADJUSTED DILUTED EPS(1)

Diluted EPS increased 9.8% to $2.79 in fiscal 2024 compared to $2.54 for the prior fiscal year. Adjusted Diluted EPS increased 10.8% to $4.30 in fiscal 2024 compared to $3.88 for the prior fiscal year.

(1)
Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most comparable financial measures calculated in accordance with GAAP.

52

Executive Compensation

EXECUTIVE SUMMARY

Our compensation philosophy remained unchanged in fiscal 2024. Our philosophy is to maintain effective compensation programs that are as simple and flexible as possible and that permit us to make responsive adjustments to changing market conditions and other internal and external factors. We strive to provide fair and competitive compensation that enables us to attract and retain high caliber executive talent necessary to achieve the continued growth and success of our business. Further, in designing our executive compensation programs, we intend to align executive officer pay with stockholders’ interests, recognize individual accomplishments and contributions to our successful performance, and align executive management behind common objectives tied to overall Company performance.

In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives, equity incentives, and other components, using a number of factors including the following:

•
compensation fairness and competitiveness among our peer group and industry, as well as retention considerations;
•
our financial and operating performance, measured by the attainment of strategic objectives and operating results at the Company level and, in certain circumstances, the business unit level;
•
the duties, responsibilities, performance, and contributions of each executive officer tied to the achievement of critical long-term strategic initiatives; and
•
historical cash and equity compensation levels.

In fiscal 2024, we achieved record profit results and our sales placed us among some of the largest companies in the country. Total case volume increased 1.6%, with organic case volume growing 1.2%. Additionally, (i) net sales increased 1.8% to $58.3 billion, and (ii) gross profit increased 5.2% to $6.6 billion. We recorded net income of $435.9 million for fiscal 2024 as compared to $397.2 million for fiscal 2023, and Adjusted EBITDA increased 10.5% to $1.5 billion for fiscal 2024 as compared to fiscal 2023. We believe these results are verification that our compensation philosophy and program discussed herein, for which approximately 99% of our stockholders voted in favor of at our 2023 Annual Meeting, continue to be appropriate to not only attract, engage, and retain the right talent, but also to reward our executives for achieving Company, business unit, and individual performance goals and to align their interests with the interests of our stockholders.

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND OVERVIEW

Our current executive compensation program is intended to achieve two fundamental objectives:

•
attract, motivate, and retain high-caliber talent; and
•
align executive compensation with achievement of our overall business goals, adherence to our core values, and stockholder interests.

In structuring our current executive compensation program, we are guided by the following basic philosophies:

Competitive Compensation

Our executive compensation program should provide a fair and competitive compensation opportunity that enables us to attract and retain high-caliber executive talent. Executives should be appropriately rewarded for their contributions to our successful performance.

Pay for Performance A significant portion of each executive’s compensation should be “at risk” and tied to overall Company, business unit, and individual performance.	Alignment with Stockholder Interests Executive compensation should be structured to include elements that link executives’ financial rewards to stockholder returns.

2024 Proxy Statement	53

Executive Compensation

As described in more detail below, the material elements of our executive compensation program for NEOs include base salary, a cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits. The NEOs may also receive severance payments and other benefits in connection with certain terminations of employment or a change in control of the Company. We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives, as illustrated by the table below.

Base Salary Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity Compensation “at risk,” designed to incentivize the achievement of annual business goals.

Long-Term Equity Incentive Opportunity Compensation “at risk,” designed to encourage the creation of stockholder value and the achievement of long-term business goals.

Fiscal 2024 Executive Total Targeted Compensation Mix

CEO COMPENSATION MIX	OTHER NEO COMPENSATION MIX

These individual compensation elements are intended to create a total compensation package for each NEO that we believe achieves our compensation objectives and provides competitive compensation opportunities.

54

Executive Compensation

WHAT WE DO

Performance-driven pay
Pay aligned to peers
Annual Say-on-Pay
Clawback policy
Stock ownership requirements
Independent compensation consulting firm reporting directly to the Compensation Committee
Double-trigger severance agreements upon change-in-control
Robust insider trading requirements and restrictions
Annual risk assessment of our compensation program

WHAT WE DON’T DO

No excise tax gross-ups upon a CiC
No modified single-trigger or single-trigger change-in-control severance agreements
No uncapped incentive compensation opportunities
No hedging of shares by our directors or employees, including our executive officers
No pledging of shares by our directors or executive officers
No excessive perquisites
No repricing of underwater stock options
No dividends provided on unearned performance awards

NO CHANGES TO FISCAL 2024 COMPENSATION PROGRAM

SAY ON PAY VOTE

In fiscal 2024, the Compensation Committee considered the outcome of the stockholder advisory vote on fiscal 2023 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies for fiscal 2024. Our stockholders voted at our 2023 Annual Meeting, in a non-binding, advisory vote, on the fiscal 2023 compensation paid to our NEOs. Approximately 99% of the votes were cast in favor of the Company’s fiscal 2023 NEO compensation decisions. After considering the results of the vote and other factors, the Compensation Committee decided to retain the compensation structure that we used in fiscal 2023, as we continued to focus our strategic initiatives on capturing synergies and growth from recent acquisitions, and ESG and safety progress.

At our 2023 Annual Meeting, stockholders showed strong support for our executive compensation programs with approximately 99% of the votes cast approving our advisory resolution.

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Executive Compensation

SAY ON FREQUENCY VOTE

We provide our stockholders with the opportunity to vote on the frequency of say on pay voting at least once every six years. Our stockholders voted at our 2022 Annual Meeting, in a non-binding, advisory vote, on the frequency of say on pay voting. Approximately 98% of the votes were cast in favor of our holding an annual say on pay vote. We expect our next say on frequency vote to be held at our 2028 Annual Meeting of Stockholders.

Executive Compensation Program Elements

BASE SALARIES

Base salaries are an important element of compensation because they provide the NEOs with a base level of income, which ensures a level of financial security. Generally, our NEOs are eligible for an adjustment to their base salaries each year at the discretion of the Compensation Committee depending on performance and market competitiveness. During fiscal 2024, as a result of the evaluation described below under “—Compensation Determination Process,” the Compensation Committee determined to increase the base salary for each of Messrs. Hatcher, Hoskins, Hagerty and McPherson to $650,000, $675,000, $625,000 and $660,000, respectively. In fiscal 2024, the Compensation Committee determined not to increase the base salary for Mr. Holm.

CASH BONUS OPPORTUNITIES

Annual Cash Bonus Opportunity

We maintain an annual incentive plan (the “AIP”), which is a cash bonus program in which all of our NEOs are eligible to participate. The primary purpose of the AIP is to focus management on key measures that drive financial performance and provide competitive bonus opportunities tied to the achievement of our financial and strategic growth objectives.

Fiscal 2024 AIP

The Compensation Committee annually establishes a target annual bonus as a percentage of base salary, which may be adjusted in connection with an NEO’s promotion, performance, or based upon competitive conditions. For our NEOs, the target opportunity for AIP awards was based on the following components as compared to pre-established targets: (i) net sales growth for fiscal 2024 (40% of the overall AIP), (ii) Adjusted EBITDA growth for fiscal 2024 (40% of overall AIP), and (iii) strategic initiatives (20% of overall AIP). Payouts related to each financial metric for the fiscal 2024 AIP had a range from 60% of target payout upon achieving a threshold performance level to 162.5% of target payout upon achieving the maximum performance level. Payouts related to the strategic initiatives metric had a maximum of 100% of target. When combined, total payouts could not exceed 150% of target.

We believe that tying part or all of the NEOs’ bonuses to Company-wide performance goals encourages collaboration across the executive leadership team. We believe using the net sales increases accountability of the financial health of the Company and more closely aligns with the focus of stockholders. We use Adjusted EBITDA as a measure of financial performance because we believe that it provides a reliable indicator of our strategic growth and the strength of our cash flow and overall financial results.

With respect to the strategic initiatives performance measure, the Compensation Committee designed the achievement of strategic goals to be challenging, but achievable with strong and consistent performance. The strategic goals were based on the completion of certain enterprise initiatives to support the Company’s growth and enhance long-term stockholder value, including the integration of acquisitions, investment in electric vehicles, progress towards greenhouse gas emissions targets, and safety improvement.

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The payout percentage of target earned for the AIP was determined by calculating our actual achievement against the performance targets based on the pre-established goals set forth in the following table:

PERFORMANCE MEASURE	METRICS	TARGET PAYOUT OF THE OVERALL AIP	THRESHOLD	TARGET	MAXIMUM	PAYOUT OF % OF TARGET
Profitability	Net Sales					86.19%
	Adjusted EBITDA					159.01%
Strategic Initiatives	Acquisition Integration Progress			ACTUAL 90.00%		90.00%
	ESG Progress Safety		N/A	4.5 out of 5 measurements on track	N/A
Total		100%				116.08%

As noted in the table above, the Adjusted EBITDA goal was exceeded based on actual performance versus the pre-established target, while net sales actual results were slightly below the pre-established target, resulting in a 86.19% payout. In addition, the Compensation Committee confirmed achievement of 4.5 out of 5 measurements towards strategic initiatives based upon synergy capture and execution on integration relating to acquisitions, investments in solar projects and electric vehicles, and launching associate resource groups, among other achievements, as well as our safety performance across all of our businesses, and, as a result, awarded 90.00% of the target amount based on its determination.

NOTES:

•
The maximum payout for profitability measures is 162.50% of target. Net sales and Adjusted EBITDA financial metrics were achieved at 86.19% and 159.01%, respectively, as shown above.
•
The maximum payout for strategic initiatives performance measures is 100% of target and this was achieved at 90%, as shown above.
•
Net sales is defined as fiscal 2024 gross sales plus excise taxes minus sales returns and minus sales incentives that we offer to our customers, such as rebates and discounts that are offsets to gross sales.
•
Adjusted EBITDA is defined as fiscal 2024 net income before interest expense, income taxes, depreciation and amortization and further adjusted to exclude certain items.

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Executive Compensation

Corporate NEOS’ AIP

The following table illustrates the calculation of the cash bonus paid to each NEO under the fiscal 2024 AIP in light of these performance results and achievement of strategic objectives.

	Base		Profitable Growth						Strategic Initiatives
	Salary Full	Target	Net Sales			AEBITDA			Strategic Initiatives			Total
	Year $	Bonus %	Measure %	Payout %	Payout $	Measure %	Payout %	Payout $	Measure %	Payout %	Payout $	Payout $

GEORGE L. HOLM Chairman & CEO	1,200,000	150	40	86.19	620,540	40	159.01	1,144,888	20	90.00	324,000	2,089,427

H. PATRICK HATCHER EVP, Chief Financial Officer	650,000	100	40	86.19	224,084	40	159.01	413,432	20	90.00	117,000	754,515

PATRICK T. HAGERTY EVP & Chief Commercial Officer	625,000	100	40	86.19	215,465	40	159.01	397,530	20	90.00	112,500	725,496

CRAIG H. HOSKINS President & Chief Operating Officer	675,000	125	40	86.19	290,878	40	159.01	536,666	20	90.00	151,875	979,419

SCOTT E. MCPHERSON EVP & Chief Field Operations Officer	654,973	113	40	86.19	254,083	40	159.01	468,780	20	90.00	132,663	855,527

LONG-TERM EQUITY INCENTIVE AWARDS

We believe that the NEOs’ long-term compensation should be directly linked to the value we deliver to our stockholders. Equity awards to the NEOs are designed to provide long-term incentive opportunities over a period of several years and align compensation with the creation of stockholder value and achievement of business goals.

We make annual grants under our 2015 Omnibus Incentive Plan that provide a mix of performance shares and time-based restricted stock.

For fiscal 2024, to support the goal of continued executive stock ownership and enhance the focus on performance, the weight of restricted stock awards for senior management was 40% and the weight of performance share awards tied to multi-year performance results for senior management, including our NEOs, was 60%.

Annual award levels are established based on a review of competitive market practice, internal equity considerations and other factors as the Compensation Committee deems appropriate.

Fiscal 2024 Long-Term Equity Incentive Grants

For fiscal 2024, the Compensation Committee approved the following long-term equity incentive awards to each of the NEOs as follows:

NAME	TOTAL GRANT VALUE	PERFORMANCE SHARES	RESTRICTED STOCK

GEORGE L. HOLM	$7,000,153	55,447	45,411
H. PATRICK HATCHER	$1,600,054	12,814	10,494
CRAIG H. HOSKINS	$2,750,054	22,024	18,036
PATRICK H. HAGERTY	$1,600,054	12,814	10,494
SCOTT E. MCPHERSON	$1,200,108	9,611	7,871

Subject to the recipient’s continued service with the Company through each applicable vesting date:

•
one third of the shares of time-based restricted stock will vest on each anniversary of the date of grant; and
•
performance shares will vest on the date the Compensation Committee certifies the Company’s performance, subject to the recipient’s continued service to the Company through the end of the performance period (which began on July 2, 2023, and ends on June 27, 2026), if the applicable performance goals are attained.

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See “—Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination” for a more detailed description of the material terms of these awards and a description of the potential vesting of these awards that may occur in connection with certain terminations of employment.

Performance Shares

For the performance shares, 100% of the award will be earned based on achievement of total stockholder return (TSR) relative to companies in the Russell 1000 Index that are publicly-traded throughout each TSR measurement period. For each of the three TSR measurement periods, the Company’s TSR is calculated as (i) (a) the average closing price of a share of our common stock over the 20 trading day period ending on (and including) the last date of the TSR measurement period (assuming dividends are reinvested) minus (b) the price of a share of our common stock at the beginning of the performance period (the “Beginning Share Price”) divided by (ii) the Beginning Share Price (“Relative TSR”). Relative TSR is expressed as a relative percentile ranking of the Company among the TSR of companies in the Russell 1000 Index over the TSR measurement period. Each TSR measurement period is weighted as shown below.

The Compensation Committee believes that the performance goals for the performance shares are reasonably attainable yet provide an appropriate incentive to maximize our performance and stockholder value. To that end, the Compensation Committee requires performance levels above median (i.e., 60th percentile) to attain target payout levels. The Compensation Committee believes that achievement of maximum performance against the goals would require exceptional corporate performance over the performance period.

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Executive Compensation

For the performance share awards granted in August 2023, the earned amounts will be determined based on the following performance and payout scales during each of the TSR measurement periods:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %

Threshold	40th percentile	50%
Target	60th percentile	100%
Maximum	80th percentile	200%

The total payout will be capped at 100% if performance is negative over the cumulative three-year measurement period. For performance percentages between the levels set forth above, the resulting payout percentage would be adjusted on a linear interpolation basis.

For the most recently completed performance cycle (ended June 29, 2024) for awards granted in August 2021 (the “2021 Performance Grants”), the earned amounts were determined based on the following performance and payout scales:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %

Threshold	40th percentile	50%
Target	60th percentile	100%
Outstanding/Maximum	80th percentile	200%

During the performance period ended June 29, 2024, the Company’s Relative TSR ranked in the 77.11th percentile of the S&P Midcap 400 Index, resulting in a payout at 185.56% of target of the 2021 Performance Grants with respect to the Relative TSR performance metric.

The table below sets forth the shares earned by the NEOs for the 2021 Performance Grants based on actual performance during the performance period and the payout scales above:

NAME	2021-2024 RELATIVE TSR SHARES

GEORGE L. HOLM	89,442
H. PATRICK HATCHER (1)	—
CRAIG H. HOSKINS	41,675
PATRICK H. HAGERTY	23,256
SCOTT E. MCPHERSON (2)	6,151

(1) Mr. Hatcher was not an executive officer of the Company in fiscal 2022, and therefore did not receive a 2021 Performance Grant in August of 2021.

(2) Reflects pro-rated 2021 Performance Grant of 3,315 performance shares on February 16, 2022 following the Company's acquisition of Core-Mark in September 2021.

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Executive Compensation

BENEFITS AND PERQUISITES

We provide to all our employees, including our NEOs, broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. Broad-based employee benefits include:

•
a 401(k) savings plan (the “401(k) plan”);
•
medical, dental, vision, life and accident insurance, disability coverage, dependent care and healthcare flexible spending accounts; and
•
employee assistance program benefits.

We maintain the 401(k) plan, a qualified contributory retirement plan, that is intended to qualify as a profit-sharing plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible employees, including our NEOs, may contribute up to 50% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to make profit-sharing contributions and matching contributions, and currently provide for matching contributions equal to 100% of employee contributions up to 3.5% of eligible compensation. Our contributions to the 401(k) plan are made subject to certain minimum requirements specified in the 401(k) plan. All matching contributions by us become vested on the four-year anniversary of the participant’s hire date. As of January 1, 2009, the 401(k) plan merged with the Self-Directed Tax Advantaged Retirement (STAR) Plan of PFGC, Inc. Employees employed on or before December 31, 2008, are also eligible for an annual contribution based on the employee’s salary and years of service (a “STAR Contribution”). Messrs. Holm, Hagerty and Hoskins are the only NEOs eligible to receive the additional STAR Contributions.

In addition, at no cost to the employee, we provide an amount of basic life and accident insurance coverage valued at one times annual salary up to a maximum of $1 million combined benefit.

We also provide our NEOs with limited perquisites and personal benefits that are not generally available to all employees, such as an annual auto allowance, eligibility to participate in our executive health programs, reimbursement of relocation expenses, temporary housing allowances, and limited spouse travel, lodging and meals associated with certain business functions. We provide these limited perquisites and personal benefits in order to further our goal of attracting and retaining our executive officers. The benefits and perquisites not generally available to all employees that were provided to our NEOs in fiscal 2024 are reflected in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnote in accordance with SEC rules.

SEVERANCE AND OTHER BENEFITS

We believe that severance protections can play a valuable role in attracting and retaining high-caliber talent. In the competitive market for executive talent, we believe severance payments and other termination benefits are an effective way to offer executives financial security to offset the risk of foregoing an opportunity with another company. Consistent with our objective of using severance payments and benefits to attract and retain executives, our Executive Severance Plan approved in May 2020 (the “Severance Plan”) provides our executives who enter into the related Executive Severance Plan Participation Agreement (the “Participation Agreement”) with severance benefits that we believe (i) will permit us to better attract and/or continue to employ high-caliber talent, (ii) are more aligned with those severance benefits offered at our peers, and (iii) are more aligned with broader market trends. The Severance Plan replaced the NEOs’ previous severance arrangements.

Each of our NEOs is eligible for the Severance Plan benefits. As of January 4, 2025, Mr. Hagerty will no longer be eligible to participate in the terms of the Severance Plan pursuant to the terms of his Consulting Agreement. See “Potential Payments Upon Termination or Change in Control” for descriptions of these potential benefits.

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Executive Compensation

COMPENSATION DETERMINATION PROCESS

RESPONSIBLE PARTY	PRIMARY ROLES AND RESPONSIBILITIES
Compensation Committee

The Compensation Committee, which is composed entirely of independent directors, is responsible for establishing, maintaining, and administering our compensation and benefit policies and determines the compensation for our NEOs (for our CEO, the Compensation Committee recommends the compensation of our CEO for Board approval). Our CEO is not a member of the Compensation Committee and does not participate in deliberations regarding his compensation. The Compensation Committee uses several resources in making decisions regarding executive compensation, and these resources are described in the following paragraphs. See “Board Structure - Board Committees - Human Capital and Compensation Committee” for more information regarding the Compensation Committee’s responsibilities.

Independent Compensation Consultant

In fiscal 2024, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consulting firm, as its compensation consultant to advise on executive and non-employee director compensation matters and provide information and advice regarding market trends, competitive compensation programs, and strategies, including:

•
Assessing management’s recommendations for changes to our compensation structure;
•
Providing annual market data for each NEO position, including evaluating the Company’s compensation strategy and reviewing and confirming the peer group used to prepare the market data;
•
Providing information on executive compensation trends, regulatory developments and emerging best practices;
•
Providing advice on our incentive plan documents; and
•
Conducting an annual compensation risk assessment.

During fiscal 2024, Meridian reported directly to the Chair of the Compensation Committee and did not provide any services that were unrelated to executive compensation. Meridian attends all meetings where the Compensation Committee evaluates the overall effectiveness of the executive compensation programs or where the Compensation Committee analyzes or approves executive compensation.

In connection with engaging Meridian, the Compensation Committee considered the independence of Meridian in light of the standards embodied in SEC rules and NYSE listing standards. The Compensation Committee took into account these considerations, along with other factors relevant to the firm’s independence from management, and concluded that Meridian was independent and the engagement of Meridian would not raise any conflict of interest.

Our CEO

Our CEO, with the assistance of Meridian and our Executive Vice President and Chief Human Resources Officer, provides recommendations to the Compensation Committee with respect to compensation decisions for our NEOs (other than with respect to his own position). In preparing recommendations to the Compensation Committee, our CEO consults benchmarking data and other market surveys conducted by Meridian and our Human Resources Department. No officer, including our CEO and our Executive Vice President and Chief Human Resources Officer, has a role in determining his or her own compensation.

Human Resources Department

Our Human Resources Department, led by our Executive Vice President and Chief Human Resources Officer, works with our independent compensation consultant to compile benchmarking data, including peer group analysis and market studies, in order to provide preliminary recommendations with respect to base salary, annual incentive and long-term incentive program design and target award levels for our NEOs and other employees eligible to receive such incentive awards.

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Peer Group

Meridian evaluated the competitiveness of our executive and non-employee director compensation programs using peer group compensation data of the following peer group companies:

2024 Peer Group
Arrow Electronics, Inc.	Compass Group PLC	Pilgrim’s Pride Corporation	US Foods Holding Corp.
Avnet, Inc.	Dollar General Corporation	TD SYNNEX Corporation	WESCO International, Inc.
Archer-Daniels-Midland Company	Dollar Tree, Inc.	Sysco Corporation	W.W. Grainger, Inc.
Bunge Limited	Genuine Parts Company	Tyson Foods, Inc.
CDW Corporation	Mondelez International, Inc.	United Natural Foods, Inc.

This peer group is composed of companies of similar size and stature in our foodservice distribution industry or related industries. With respect to fiscal 2024 compensation decisions, Archer-Daniels-Midland Company and Mondelez International, Inc. were added to the peer group to reflect the current size and scope of the Company.

Meridian analyzed target compensation levels for senior executives benchmarked against the updated compensation peer group.

Based on this evaluation, Meridian recommended, and the Compensation Committee determined, to set total target direct compensation (comprised of base salary, cash bonus opportunity at target, and long-term equity incentive opportunity at target) at levels that, in the aggregate, approximate the median of the peer group.

ANNUAL COMPENSATION PROGRAM RISK ASSESSMENT

In August 2024, the Compensation Committee (with the assistance of management and Meridian) completed its annual review of our compensation programs and practices and concluded that the risks arising from such programs are not reasonably likely to have a material adverse effect on our operations. While risk is inherent in any strategy for growth, the Company’s programs minimize risk through the following design elements, among others:

•
Annual total compensation benchmarking relative to appropriate data sources and adjusted for size;
•
Multiple financial performance goals in the annual incentive plan with reasonable maximum payout limits;
•
Compensation Committee discretion to adjust payouts, as needed;
•
Appropriate balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation;
•
Stock grants that occur each year, with overlapping performance cycles and multi-year vesting;
•
Use of relative TSR in the long-term plan to balance internally-set financial goals in the short-term plan;
•
Compensation Committee that is actively involved in setting short- and long-term incentive performance targets and payout intervals, typically over a series of meetings;
•
A clawback policy that applies to both cash and equity, as described under “—Clawback Policy” below;
•
Existence of stock ownership guidelines and holding requirements, as described under “—Stock Ownership Guidelines” below;
•
Reasonable severance arrangements, as described under “—Severance and Other Benefits” above; and
•
Anti-hedging policy and anti-pledging policy for directors and executive officers, as described under “—Hedging and Pledging Policies” below.

INSIDER TRADING POLICY

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Executive Compensation

The Company maintains an Insider Trading Policy that governs transactions involving the Company's securities by the Company's directors, executive officers and employees, and their respective related persons. The Company’s Insider Trading Policy requires directors, executive officers, and employees to consult with the Company’s General Counsel prior to engaging in certain transactions involving the Company’s securities. The Company’s Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and the NYSE Listing Standards that are applicable to the Company.

HEDGING AND PLEDGING POLICIES

The Company’s Insider Trading Policy prohibits directors, executive officers, and employees from hedging or monetization transactions, including through the use of financial instruments such as exchange funds, variable forward contracts, equity swaps, puts, calls, and other derivative instruments, or through the establishment of a short position in the Company’s securities. The Company’s Insider Trading Policy also prohibits directors and executive officers from pledging Company securities.

CLAWBACK POLICY

In August 2019, we adopted a Clawback Policy that allows us to recoup incentive-based compensation from our current or former executive officers under certain circumstances. In August 2023, we amended the Clawback Policy to implement the recently updated NYSE listing standards that were approved by the SEC effective October 2, 2023. Pursuant to the policy, we will recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on fraud or misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. We may also recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of an error in the calculation of such incentive-based or equity-based compensation as a result of a restatement in financial statements or otherwise.

EMPLOYMENT AGREEMENTS

We do not typically enter into formal employment agreements with our executive officers. However, as noted below, we have an employment agreement with Mr. Holm. In addition, we have an employment agreement with Mr. McPherson, which was entered into an employment agreement with the Company on September 1, 2021 in connection with the Company’s acquisition of Core-Mark. The employment agreement provided for an initial term of two years with automatic one-year renewals thereafter unless terminated by either the Company or Mr. McPherson. On September 1, 2023, Mr. McPherson’s employment agreement was terminated, with Mr. McPherson continuing as an at-will employee. For the employment agreement and offer letters, the Severance Plan supersedes any similar provisions in such agreements.

SUMMARY OF EMPLOYMENT AGREEMENT OF MR. HOLM

Mr. Holm’s employment agreement provides that he serves as President and Chief Executive Officer for an initial term of three years that automatically extends for successive automatic one-year periods, unless we or Mr. Holm elect not to extend the term by providing 30 days’ advance notice.

Mr. Holm’s employment agreement establishes: (1) an initial base salary, subject to discretionary annual increases; (2) eligibility to receive an annual bonus, with a target amount equal to 100% of his base salary if performance targets set by the Compensation Committee are achieved, which he may elect to receive as shares of our common stock; and (3) a requirement that he purchase $2 million of our common stock. Mr. Holm is also entitled to participate in all employee benefit and fringe plans made available to our employees generally.

Mr. Holm’s employment agreement also contains restrictive covenants, including an indefinite covenant not to disclose confidential information and not to disparage us, and, during Mr. Holm’s employment and for the one-year period following the termination of his employment, covenants related to non-competition and non-solicitation of our employees, customers, or suppliers.

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Executive Compensation

Mr. Holm, like our other NEOs, is also eligible for severance benefits following certain terminations of employment pursuant to the Severance Plan. See “Potential Payments Upon Termination or Change in Control” for a description of these provisions.

NON-QUALIFIED DEFERRED COMPENSATION PLAN

In January 2020, the Board of Directors adopted the Performance Food Group Company Deferred Compensation Plan (as amended on February 14, 2023 and August 21, 2024, the “Deferred Compensation Plan”) under which (i) individuals whose position qualifies for an equity grant under the 2015 Omnibus Incentive Plan for the fiscal year that ends within the Deferred Compensation Plan’s year or (ii) members of the Board of Directors can defer (a) receipt of up to 50% of his or her base salary for employees or 100% of his or her cash retainer for directors and/or (b) up to 75% of his or her payout under the AIP.

Each of our NEOs is eligible to participate in the Deferred Compensation Plan; however, currently, none of our NEOs participate.

A participant in the Deferred Compensation Plan may elect a distribution date, subject to the limitations imposed by the Deferred Compensation Plan committee, on which deferred amounts (including discretionary employer contributions, to the extent applicable) will be paid (or commence in the case of installments); provided, however, that all deferral accounts will be paid (or commence in the case of installments) in the event of the participant’s separation of service, death or disability. With respect to distribution, a participant’s deferral account will be paid, at the election of the participant, either in (i) a lump sum or (ii) annual installments over a period of five (5), ten (10) or fifteen (15) years. In February 2023, the Deferred Compensation Plan was amended to allow participants to change the timing and/or the form of payment of a previous election made by the participant for a distribution upon a specified date at least five (5) years from the date such payment would otherwise have been made, subject to certain conditions.

Participants in the Deferred Compensation Plan are eligible, but not guaranteed, to receive discretionary employer contributions, which will generally vest in accordance with the vesting schedule under the Performance Food Group Employee Savings Plan. A participant who is making a deferral election will be asked to specify the distribution date and form of payment with respect to any discretionary employer contributions that such participant may receive for the applicable Deferred Compensation Plan year. Any discretionary employer contributions that are not vested as of a participant’s separation from service shall immediately be forfeited at such time. The Company will establish an account on each participant’s behalf to track his or her deferrals. Each participant may choose from a variety of investment fund options available under the Deferred Compensation Plan and the account will be adjusted based on the performance of the applicable funds and the investment directions. The investment choices may be changed in accordance with the rules and procedures established by the Deferred Compensation Plan committee.

Any such deferral elections are irrevocable for the applicable Deferred Compensation Plan year other than in the event a participant receives a distribution from the Deferred Compensation Plan due to an unforeseeable emergency.

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Executive Compensation

Stock Ownership Guidelines

Executive Officers

To align the interests of our management with those of our stockholders, the Board of Directors requires that certain of our executive officers (the “Covered Executives”) have a significant financial stake in the Company’s stock in accordance with our stock ownership guidelines (the “Guidelines”). The Covered Executives are required to hold a specific level of equity ownership as outlined below:

EXECUTIVES	TIER ONE	TIER TWO
The Guidelines will apply to the Covered Executives in the following Tiers	Chief Executive Officer	Chief Financial Officer and Executive Vice Presidents and Senior Vice Presidents who are direct reports of the CEO

Covered Executives’ Stock Ownership Multiples
The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s base annual salary rate as of January 1st of the year, are as follows:

Retention Requirement
There is no required time period within which a Covered Executive must attain the applicable stock ownership level under the Guidelines. However, until the applicable ownership level is achieved, the following retention requirements will apply:

	100% of shares	50% of shares

The shares counted toward these ownership requirements include shares of common stock owned directly by the Covered Executive and outstanding restricted stock and restricted stock units.

These ownership requirements are set at levels that the Company believes are reasonable given the respective salaries and responsibility levels of the Covered Executives. As of September 30, 2024, each of Messrs. Holm, Hatcher, Hagerty, Hoskins and McPherson has met the applicable ownership level.

Tax impact on compensation

Income Deduction Limitations

Section 162(m) of the Code generally sets a limit of $1 million on the amount of compensation that the Company may deduct for federal income tax purposes in any given year with respect to the compensation of each of the NEOs. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that, in certain cases, is not deductible for federal income tax purposes.

In fiscal 2024 the Company paid, and in fiscal 2025 the Compensation Committee expects the Company to pay, certain NEOs compensation that exceeds $1 million in value. The Compensation Committee believes that this compensation is necessary in order to maintain the competitiveness of the total compensation package and, as a result, has determined that it is appropriate, even though certain amounts of fiscal 2024 and fiscal 2025 compensation, respectively, will not be deductible for federal income tax purposes.

Section 409a Of The Internal Revenue Code

Section 409A of the Code imposes significant additional taxes in the event that an executive officer, director, or service provider becomes entitled to non-qualified deferred compensation that does not satisfy the restrictive conditions of the provision. Although the Company makes no guarantees with respect to exemption from, or compliance with, Section 409A of the Code, we have designed all of our non-qualified deferred compensation arrangements with the intention that they are exempt from, or otherwise comply with, the requirements of Section 409A of the Code.

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Tabular Executive Compensation Disclosure

Tabular Executive

Compensation Disclosure

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

GEORGE L. HOLM	2024	1,200,000	7,000,153	2,089,427	73,469	10,363,049
Chairman and	2023	1,167,308	6,000,052	2,260,401	59,782	9,487,543
Chief Executive Officer	2022	1,075,000	5,000,035	2,523,675	61,801	8,660,511

H. PATRICK HATCHER	2024	630,769	1,600,054	754,515	77,092	3,062,430
Executive Vice President and	2023	486,898	1,600,080	625,443	34,797	2,747,218
Chief Financial Officer

CRAIG H. HOSKINS	2024	665,385	2,750,054	979,419	82,281	4,477,139
President and	2023	605,750	2,750,049	784,861	54,174	4,194,834
Chief Operating Officer	2022	551,848	2,300,117	845,614	62,401	3,759,980

PATRICK T. HAGERTY	2024	620,192	1,600,054	725,496	76,921	3,022,662
Executive Vice President and	2023	585,077	1,600,080	753,467	65,126	3,003,750
Chief Commercial Officer	2022	551,848	2,300,102	845,614	52,942	3,750,506

SCOTT E. MCPHERSON	2024	646,927	1,200,108	855,527	37,695	2,740,257
Executive Vice President and	2023	606,602	1,000,081	766,048	20,014	2,392,745
Chief Field Operations Officer

(1)
Effective August 22, 2023, Mr. Hatcher’s salary was increased to $650,000, Mr. Hoskins's salary was increased to $675,000, and Mr. Hagerty's salary was increased to $625,000. Effective January 1, 2024, Mr. McPherson's salary was increased to $660,000.
(2)
Amounts shown in this column include the grant date fair value, calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and using the assumptions discussed in Note 18, “Stock-based Compensation,” of the audited financial statements in our Annual Report, of the performance shares and restricted stock granted in fiscal 2024, as described under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2024 Long-Term Equity Incentive Grants.” With respect to the performance shares granted in fiscal 2024, 100% vest according to Relative TSR. Therefore, they are subject to market conditions as defined under FASB ASC Topic 718 and are not subject to performance conditions as defined under FASB ASC Topic 718. Accordingly, they have no maximum grant date fair values that differ from the grant date fair values presented in the table.
(3)
Amounts shown in this column reflect amounts earned under our AIP.
(4)
Amounts reported under All Other Compensation for fiscal 2024 include: (i) contributions to our 401(k) plan on behalf of our NEOs, including annual STAR Contributions under our 401(k) plan, as follows: Mr. Holm, annual STAR Contribution of $16,500; Mr. Hatcher matching contributions of $13,191, Mr. Hoskins, matching contribution of $12,425 and annual STAR Contribution of $16,500; Mr. Hagerty, matching contribution of $11,988 and annual STAR Contribution of $16,500; and Mr. McPherson, matching contribution of $12,411; (ii) annual auto allowances; (iii) fees for participation in our executive health programs; (iv) the incremental additional cost of spouse travel and meals for business events to which spouses are invited (including a related “gross-up” for payment of taxes in the amount of $11,435 for Mr. Holm, $8,917 for Mr. Hatcher, $9,052 for Mr. Hoskins, $3,254 for Mr. Hagerty, and $865 for Mr. McPherson) for Mr. Holm ($30,474), Mr. Hatcher ($26,136), Mr. Hoskins ($24,251), Mr. Hagerty ($7,439), and Mr. McPherson ($3,211); (v) gifts (including a tax “gross-up” related to gifts in the amount of $869 for Mr. Holm, $3,653 for Mr. Hatcher, $1,144 for Mr. Hoskins, $4,512 for Mr. Hagerty, and $1,188 for Mr. McPherson) for Mr. Holm ( $1,926), Mr. Hatcher ($11,239), Mr. Hoskins ($2,536), Mr. Hagerty ($14,278), and Mr. McPherson ($3,018); and (vi) amounts with respect to the payment of life insurance premiums as follows: $569 for Mr. Holm, $526 for Mr. Hatcher, $569 for Mr. Hoskins, $441 for Mr. Hagerty, and $555 for Mr. McPherson.

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Tabular Executive Compensation Disclosure

Fiscal 2024 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to our NEOs during fiscal 2024.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK
NAME	GRANT DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS(3) (#)	AWARDS(4) ($)

GEORGE L.		2024 AIP	864,000	1,800,000	2,700,000
HOLM	8/23/2023	Performance Shares				27,724	55,447	110,894		4,200,110
	8/23/2023	Restricted Stock							45,411	2,800,042

H. PATRICK		2024 AIP	312,000	650,000	975,000
HATCHER	8/22/2023	Performance Shares				6,407	12,814	25,628		960,025
	8/22/2023	Restricted Stock							10,494	640,029

CRAIG H.		2024 AIP	405,000	843,750	1,265,625
HOSKINS	8/22/2023	Performance Shares				11,012	22,024	44,048		1,650,038
	8/22/2023	Restricted Stock							18,036	1,100,016

PATRICK T.		2024 AIP	300,000	625,000	937,500
HAGERTY	8/22/2023	Performance Shares				6,407	12,814	25,628		960,025
	8/22/2023	Restricted Stock							10,494	640,029

SCOTT E.		2024 AIP	353,769	737,019	1,105,529
MCPHERSON	8/22/2023	Performance Shares				4,806	9,611	19,222		720,056
	8/22/2023	Restricted Stock							7,871	480,052

(1)
Amounts represent awards payable under our AIP. See “Compensation Discussion and Analysis—Executive Compensation Program Elements—Cash Bonus Opportunities—Annual Cash Bonus Opportunity” above for a description of our AIP. Actual amounts paid under our fiscal 2024 AIP are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Reflects the number of shares that will vest for the applicable level of performance under the performance share portion of the fiscal 2024 grants made pursuant to the 2015 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2024 Long-Term Equity Incentive Grants.”
(3)
Reflects the time-based restricted stock portion of the fiscal 2024 grants made pursuant to the 2015 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2024 Long-Term Equity Incentive Grants.”
(4)
The grant date fair value of the performance shares that vest according to Relative TSR was computed in accordance with FASB ASC Topic 718 as of the grant date.

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Narrative To Summary Compensation Table and Fiscal 2024 Grants of Plan-Based Awards

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards made to our NEOs as of June 29, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

GEORGE L. HOLM	9/30/2015	318,921	—	19.00	9/30/2025
	8/9/2016	194,131	—	26.57	8/9/2026
	9/21/2017	120,679	—	28.80	9/21/2027
	9/10/2018	105,070	—	32.50	9/10/2028
	8/17/2021					14,736	974,197
	8/17/2021							89,442	5,913,011
	8/25/2022					31,016	2,050,468
	8/25/2022							105,790	6,993,777
	8/23/2023					45,411	3,002,121
	8/23/2023							55,447	3,665,601
H. PATRICK HATCHER	8/17/2021					1,216	80,390
	8/25/2022					9,564	632,276
	8/25/2022							28,212	1,865,095
	8/22/2023					10,494	693,758
	8/22/2023							12,814	847,134
CRAIG H. HOSKINS	8/17/2021					3,832	253,334
	8/17/2021							23,256	1,537,454
	1/1/2022					2,907	192,182
	1/1/2022							18,419	1,217,680
	8/25/2022					14,216	939,820
	8/25/2022							48,488	3,205,542
	8/22/2023					18,036	1,192,360
	8/22/2023							22,024	1,456,007

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Tabular Executive Compensation Disclosure

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

PATRICK T. HAGERTY	9/30/2015	36,934	—	19.00	9/30/2025
	8/9/2016	27,401	—	26.57	8/9/2026
	9/21/2017	19,081	—	28.80	9/21/2027
	9/10/2018	18,913	—	32.50	9/10/2028
	8/17/2021					3,832	253,334
	8/17/2021							23,256	1,537,454
	1/1/2022					10,896	720,335
	8/25/2022					8,272	546,862
	8/25/2022							28,212	1,865,095
	8/22/2023					10,494	693,758
	8/22/2023							12,814	847,134
SCOTT E. MCPHERSON	2/16/2022					1,456	96,256
	2/16/2022							6,151	406,643
	9/2/2022					5,430	358,977
	9/2/2022							18,520	1,224,357
	8/22/2023					7,871	520,352
	8/22/2023							9,611	635,383

(1)
Represents fully-vested time-vesting and time and performance-vesting options. Options in this column granted on September 30, 2015, represent time and performance-vesting options granted pursuant to the 2007 Amended and Restated Management Option Plan (the “2007 Management Option Plan”) and time-vesting options granted pursuant to the 2015 Omnibus Incentive Plan. Options in this column granted on August 9, 2016, September 21, 2017, and September 10, 2018 represent time-vesting options granted pursuant to the 2015 Omnibus Incentive Plan.
(2)
Represents time-vesting restricted stock granted pursuant to the 2015 Omnibus Incentive Plan. Restricted stock in this column vests in three equal annual installments on each of the first three anniversaries of the date of grant, except for the restricted stock in this column granted on January 1, 2022 to Mr. Hagerty which vests in two equal installments on the second and third anniversary of the grant date and the one-time grant of restricted stock in connection with Mr. Hatcher's promotion dated August 25, 2022 which vests in total at the end of the three-year vesting period.
(3)
Based on $66.11, the closing price of our common stock on June 28, 2024, the last trading day on the NYSE of fiscal 2024.
(4)
The performance shares granted on August 17, 2021, January 1, 2022, and February 16, 2022 vested based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on July 4, 2021, and ended on June 29, 2024, as determined by the Compensation Committee on August 15, 2024. The achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflect the actual amounts based on 185.56% of target performance for Relative TSR.
(5)
The performance shares granted on August 25, 2022 and September 2, 2022, will vest, if at all, based on the Company’s achievement of Relative TSR with respect to the period that began on July 3, 2022, and ends on June 28, 2025, as determined by the Compensation Committee following the end of fiscal 2025. As of June 29, 2024, the achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflect amounts based on maximum performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.
(6)
The performance shares granted on August 22, 2023 and August 23, 2023, will vest, if at all, based on the Company’s achievement of Relative TSR with respect to the period that began on July 2, 2023, and ends on June 27, 2026, as determined by the Compensation Committee following the end of fiscal 2026. As of June 29, 2024, the achievement level with respect to Relative TSR was between threshold and target performance. Accordingly, the number of shares reported in the table reflect amounts based on target performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.

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FISCAL 2024 OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to our NEOs regarding options exercised and stock vested during fiscal 2024.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(2)	VALUE REALIZED ON VESTING ($)(3)

GEORGE L. HOLM	—	—	167,889	10,331,353
H. PATRICK HATCHER	—	—	10,076	628,776
CRAIG H. HOSKINS	—	—	41,454	2,583,028
PATRICK T. HAGERTY	—	—	46,473	2,954,314
SCOTT E. MCPHERSON	—	—	38,690	2,514,646

(1)
We report the value realized on exercise as the difference between the fair market value of the shares acquired on exercise and the exercise price of the stock option.
(2)
Represents the vesting of one third of the shares of time-based restricted stock granted on August 18, 2020, August 17, 2021, January 1, 2022, February 16, 2022, and August 25, 2022. the full vesting of the one-time grants of restricted stock on August 18, 2020, one third of the shares of time-based restricted stock units granted on September 1, 2021 and one half of the shares of restricted stock granted to Mr. Hagerty on January 1, 2022. Additionally, the performance shares granted on August 18, 2020, vested based on the Company’s achievement of the performance metric (Relative TSR) with respect to the period that began on June 28, 2020 and ended on July 1, 2023, as determined by the Compensation Committee on August 22, 2023. The achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflect the actual amounts based on 186.3% of target performance for Relative TSR.
(3)
Represents the value realized on each grants’ respective vesting date.

FISCAL 2024 PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

We have no pension benefits or non-qualified deferred compensation for our executive officers, including our NEOs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have agreed to provide payments or other benefits to our NEOs under certain scenarios related to a termination of employment pursuant to the terms of the Severance Plan and pursuant to the agreements under which equity awards have been granted. This section describes those payments and benefits and events that trigger them.

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Tabular Executive Compensation Disclosure

Severance Arrangements and Restrictive Covenants

Severance Arrangements with George L. Holm, H. Patrick Hatcher, Craig H. Hoskins, and Scott E. McPherson. Each of Messrs. Holm, Hatcher, Hoskins, and McPherson has entered into the Participation Agreement and are, therefore, participants in the Severance Plan. The Severance Plan provides that if a participant’s employment is terminated by the Company or an affiliate without “Cause” or by the participant for “Good Reason” (each term as defined in the Severance Plan), the participant will be entitled to certain severance payments based on the participant’s “tier” level, as set forth below:

•
Mr. Holm is entitled to receive cash severance equal to 2.0 times his salary if his employment is terminated without Cause or if he resigns with Good Reason (the “Tier 1 Non-CIC Termination Benefits”), in addition to any (i) annual bonus that has been earned but remains unpaid, and (ii) expenses that are reimbursable under the expense reimbursement policies of the Company (collectively, the “Standard Termination Benefits”). If Mr. Holm’s employment is terminated without Cause or he resigns with Good Reason within 90 days before or 24 months after a Change in Control (as defined in the Severance Plan), then, in addition to the Standard Termination Benefits and the Tier 1 Non-CIC Termination Benefits, Mr. Holm will receive an additional amount of cash severance benefit equal to 2.0 times his target bonus.
•
Each of Messrs. Hatcher, Hoskins, and McPherson (each, a “Tier 2 Participant”) is entitled to receive cash severance equal to 1.5 times his salary if the Tier 2 Participant’s employment is terminated without Cause or the Tier 2 Participant resigns with Good Reason (the “Tier 2 Non-CIC Termination Benefits”), in addition to the Standard Termination Benefits. If the Tier 2 Participant’s employment is terminated without Cause or if the Tier 2 Participant resigns with Good Reason within 90 days before or 24 months after a Change in Control, then, in addition to the Standard Termination Benefits and the Tier 2 Non-CIC Termination Benefits, the Tier 2 Participant will receive an additional amount of cash severance benefit equal to the sum of 0.5 times the Tier 2 Participant’s salary plus 2.0 times the Tier 2 Participant’s target bonus.

A participant who is entitled to receive cash severance benefits under the Severance Plan will also be entitled to receive monthly COBRA supplements equal to the monthly payment that former employees of the Company are required to pay for COBRA coverage for the same type and level of coverage that was in effect for the participant and his or her qualified beneficiaries on the date the participant’s employment with the Company and its affiliates ended minus monthly payment that the participant paid for such coverage immediately before such employment ended.

The provision of payments and benefits described above is conditioned upon (i) a participant’s execution of a release of claims following the termination of the participant’s employment with the Company and its affiliates, and (ii) a participant’s agreement not to compete with the Company or solicit its employees or customers for one year following termination of employment, and not to use or disclose the Company’s confidential information. Any breach by a participant of the terms of the participant’s non-compete, non-solicit and confidentiality provisions will constitute a material breach of the Severance Plan, resulting in the waiver or forfeiture of all rights to future payments and benefits under the Severance Plan and may require the participant to repay to us amounts previously paid to the participant under the Severance Plan.

As of January 4, 2025, Mr. Hagerty will no longer be eligible to participate in the terms of the Severance Plan pursuant to the terms of his Consulting Agreement.

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Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination

In addition to the payments and benefits described above, the agreements pursuant to which equity awards have been granted to the NEOs contain provisions for accelerated vesting. More specifically, immediately prior to a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested to the extent the acquiring or successor entity does not assume, continue, or substitute for the stock options and time-based restricted stock. If the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested (to the extent the acquiring or successor entity assumes, continues, or substitutes for the stock options and time-based restricted stock). On a “change in control,” any outstanding and unvested performance shares will be converted to time-based restricted stock that will vest on the third anniversary of the date of grant (“Converted Awards”). Such conversion will be based on the target award opportunity if the “change in control” occurs prior to the 18-month anniversary of the start of the performance period or after the 18-month anniversary of the start of the performance period if the actual performance is not measurable on the date of the “change in control”; otherwise, the conversion will be based on the actual performance at the time of the “change in control.”

Vesting of the Converted Awards will be accelerated if the acquiring or successor entity does not assume, continue or substitute for the Converted Awards or if the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control” (to the extent the acquiring or successor entity assumes, continues or substitutes for the stock options and restricted stock).

Any outstanding and unvested time-based restricted stock will become fully vested in the event of the recipient’s termination of employment due to death. If a recipient’s termination is a result of a qualifying retirement on or after the first anniversary of the grant date or a recipient terminates as a result of his or her disability, time-based restricted stock will continue to vest in accordance with the vesting schedule. Any outstanding and unvested performance shares will become fully vested at target performance upon the recipient’s termination of employment due to death. If the recipient’s termination is as a result of his or her disability, any outstanding and unvested performance shares will pay out based on actual performance at the end of the performance period. Any outstanding and unvested performance shares will pay out pro-rata based on actual performance at the end of the performance period in the event of the recipient’s termination of employment due to a qualifying retirement. Upon any other termination of employment, all unvested time-based restricted stock and performance shares will be forfeited.

A qualifying retirement is the voluntary resignation of an employee on or after (i) attaining age 65 or (ii) the date that the sum of (x) the employee’s age and (y) the number of the employee’s years of service with the Company is at least 72, provided the employee has reached a minimum age of 55.

The following table shows the value to our NEOs of benefits provided (i) assuming termination outside a change in control period as of June 28, 2024, the last business day of fiscal 2024 (or, if inside a change in control period, where the change in control is not consummated) (“Eligible Termination”), (ii) assuming termination inside a change in control period as of June 28, 2024, the last business day of fiscal 2024 (“Change in Control”), (iii) upon a qualifying retirement as of June 28, 2024, the last business day of fiscal 2024 (“Retirement”), (iv) upon death as of June 28, 2024, the last business day of fiscal 2024 (“Death”) and (v) upon disability as of June 28, 2024, the last business day of fiscal 2024 (“Disability”).

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Tabular Executive Compensation Disclosure

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plan.

	Cash Severance Payment ($)(1)	Continuation of Group Health Plans ($)	Value of Equity Acceleration Under 2015 Omnibus Incentive plan ($)(2)	Total ($)

GEORGE L. HOLM
Eligible Termination	4,489,427	16,492	—	4,505,920
Change in Control	8,089,427	16,492	20,950,391	29,056,311
Retirement	—	—	10,630,510	10,630,510
Death	—	—	16,375,844	16,375,844
Disability	—	—	14,720,515	14,720,515
H. PATRICK HATCHER
Eligible Termination	1,729,515	16,492	—	1,746,008
Change in Control	3,354,515	16,492	3,598,566	6,969,573
Retirement	—	—	1,216,997	1,216,997
Death	—	—	3,105,716	3,105,716
Disability	—	—	2,225,593	2,225,593
CRAIG H. HOSKINS
Eligible Termination	1,991,919	16,489	—	2,008,408
Change in Control	4,016,919	16,489	9,238,674	13,272,082
Retirement	—	—	4,846,811	4,846,811
Death	—	—	7,121,237	7,121,237
Disability	—	—	6,580,325	6,580,325
PATRICK T. HAGERTY(3)
Eligible Termination	—	—	—	—
Change in Control	—	—	—	—
Retirement	725,496	8,294	2,754,451	3,488,241
Death	—	—	—	—
Disability	—	—	—	—
SCOTT E. MCPHERSON
Eligible Termination	1,845,527	10,758	—	1,856,284
Change in Control	3,825,527	10,758	2,450,433	6,286,718
Retirement	—	—	823,885	823,885
Death	—	—	2,126,891	2,126,891
Disability	—	—	1,535,934	1,535,934

(1)
For an Eligible Termination, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of Mr. Holm and 1.5 times base salary as of the date of termination in the case of Messrs. Hatcher, Hoskins, and McPherson and (ii) any annual bonus that has been earned but remains unpaid.

For a Change in Control, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of each of Messrs. Holm, Hatcher, Hoskins, and McPherson, (ii) 2.0 times target bonus for each of Messrs. Holm, Hatcher, Hoskins, and McPherson, and (iii) any annual bonus that has been earned but remains unpaid.

(2)
Amounts reported under “Retirement”, “Death” and “Disability” reflect the value of the acceleration of the grants under the 2015 Omnibus Incentive Plan upon a termination due to a qualifying retirement, death, or disability. See “Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination.” Amounts reported under “Change in Control” reflect the value of the acceleration of grants under the 2015 Omnibus Incentive Plan upon a qualifying termination following a “change in control”. The performance shares granted on August 17, 2021, January 1, 2022, and February 16, 2022 reflect accelerated vesting for the Relative TSR awards at 185.56% of target performance. The performance shares granted on August 25, 2022 and September 2, 2022 reflect accelerated vesting for the Relative TSR awards above target for Change in Control, Retirement (on a pro-rata basis), and Disability and at target performance for Death. The performance shares granted on August 22, 2023 and August 23, 2023 reflect accelerated vesting for the Relative TSR awards below target for Retirement (on a pro-rata basis) and Disability and at target performance for Change in Control and Death. However, performance shares granted on August 25, 2022, September 2, 2022, August 22, 2023 and August 23, 2023 would pay out based on actual performance at the end of their respective performance periods.
(3)
On July 18, 2024, Patrick T. Hagerty notified the Company of his intention to retire and resign from his position as Executive Vice President and Chief Commercial Officer. On July 19, 2024, the Company and Mr. Hagerty entered into a severance letter agreement setting forth the terms of Mr. Hagerty’s voluntary retirement from the Company on January 4, 2025. Amounts for Mr. Hagerty's retirement are reported in accordance with the terms of the severance letter agreement. Amounts reported for cash severance payment represent his fiscal 2024 annual bonus that has been earned but remains unpaid. Amounts reported for continuation of group health plans represent the continuation of health plans for the six-month consulting period. The performance shares granted on August 17, 2021, reflect accelerated vesting for the Relative TSR awards at 185.56% of target performance. The

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performance shares granted on August 25, 2022 reflect accelerated vesting for the Relative TSR awards above target for Retirement (on a pro-rata basis). The performance shares granted on August 22, 2023 reflect accelerated vesting for the Relative TSR awards below target for Retirement (on a pro-rata basis). However, performance shares granted on August 25, 2022 and August 22, 2023 would pay out on a pro-rata basis based on the retirement provision of the award agreements and actual performance at the end of their respective performance periods.

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Tabular Executive Compensation Disclosure

CEO Pay Ratio Disclosure

For fiscal 2024, the annual total compensation of our CEO was $10,383,386 and the annual total compensation of our median employee, other than our CEO, was $82,729. As a result, we estimate the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2024 was 126 to 1.

To identify the median employee, we used the following methodology:

•
We determined that, as of June 29, 2024, our employee population (including employees of our consolidated subsidiaries) totaled approximately 36,595 full-time, part-time and temporary employees in North America. As permitted under SEC rules, we excluded from our employee population 672 associates who became employees of the Company during fiscal 2024 due to acquisitions completed during the fiscal year.
•
To identify the median employee from our employee population, we first determined the amount of each employee’s annual total compensation for fiscal 2024. For this purpose, annual total compensation refers to the sum of an employee’s annual salary and wages and fiscal 2024 bonus paid under the AIP. In making this determination, we annualized the compensation of any full-time employees who were hired in fiscal 2024 but did not work for us for the entire fiscal year.
•
We then identified our median employee from our employee population by arraying and sorting our employee population from highest to lowest annual total compensation and then choosing the employee whose annual total compensation ranked in middle of the population.
•
After identifying our median employee, we calculated the annual total compensation for the median employee and for the CEO in the following manner:

The median employee’s annual total compensation was calculated based on the same methodology used to determine our NEOs’ annual total compensation as reported in the Summary Compensation Table included on page 67 of this Proxy Statement plus the value of the median employee’s fiscal 2024 health and welfare benefits (i.e., $12,811).

The annual total compensation of the CEO was based on the amount reported for the CEO in the “Total” column of our Summary Compensation Table included on page 67 of this Proxy Statement plus the value of the CEO’s fiscal 2024 health and welfare benefits (i.e., $20,337).

In calculating pay ratios, the SEC allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their pay ratios.

PFG's Practices Related to the Grants of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Our executive compensation program has not included awards of stock options as a component of our long-term incentive plan since 2018. We have no policy, program, practice, or plan pertaining to the timing of stock option grants to our NEOs with respect to the release of material non-public information. We also have not timed the release of material non-public information for the purpose of affecting the value of any executive or Director compensation, and we have no plan to do so.

76

Tabular Executive Compensation Disclosure

Pay Versus Performance

The following table provides information regarding “compensation actually paid” to the Company’s CEO and other NEOs, along with the cumulative TSR of the Company and the S&P MidCap 400 Food, Beverage & Tobacco Index, the Company’s net income, and the Company’s Adjusted EBITDA, which is considered the most important financial measure used by the Company to link compensation actually paid to the Company’s NEOs to Company performance. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered fiscal year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

			Average Summary	Average	Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(5)	Compensation Table Total for Other NEOs(2)	Compensation Actually Paid to Other NEOs(2)(5)	Company Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Income	Adjusted EBITDA(4)

Fiscal 2024	$10,363,049	$12,212,482	$3,325,622	$3,851,723	$237.12	$143.00	$435.9	$1,506.1
Fiscal 2023	$9,487,543	$16,029,890	$2,676,478	$3,979,424	$216.07	$141.90	$397.2	$1,363.4
Fiscal 2022	$8,660,511	$8,228,369	$3,245,862	$3,196,126	$169.80	$127.29	$112.5	$1,019.8
Fiscal 2021	$8,228,550	$14,307,114	$2,564,703	$3,763,424	$172.13	$149.38	$40.7	$625.3

(1)
The amounts in these columns reflect the Summary Compensation Table and Compensation Actually Paid totals, respectively, for Mr. Holm for fiscal years 2021–2024. Mr. Holm was our principal executive officer for fiscal 2021-2024. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(2)
The amounts in these columns reflect the average Summary Compensation Table and average Compensation Actual Paid totals, respectively, for our non-CEO NEOs. For fiscal 2024, our non-CEO NEOs were Messrs. Hatcher, Hagerty, Hoskins and McPherson. For fiscal 2023, our non-CEO NEOs were Messrs. Hatcher, Hope, Hagerty, Hoskins and McPherson. For fiscal 2022 and 2021, our non-CEO NEOs were Messrs. Hope, Hagerty, Hoskins and King. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(3)
The calculation of TSR is based on the value of an initial fixed investment of $100 from the beginning of fiscal 2021 through the end of fiscal 2024 in the table, assuming reinvestment of dividends. The peer group TSR is represented by the S&P MidCap 400 Food, Beverage & Tobacco Industry Group Index.
(4)
Adjusted EBITDA is a non-GAAP financial measure. Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most comparable financial measures calculated in accordance with GAAP.
(5)
SEC rules require certain adjustments be made to the Summary Compensation Table amounts to calculate the “compensation actually paid” amounts. The following table details these adjustments:

Year	Executives	Summary Compensation Table Total	Deduct Stock Awards(a)	Add Equity Award Adjustment(b)	Compensation Actually Paid

Fiscal 2024	CEO	$10,363,049	$7,000,153	$8,849,586	$12,212,482
	Other NEOs	$3,325,622	$1,787,568	$2,313,669	$3,851,723
Fiscal 2023	CEO	$9,487,543	$6,000,052	$12,542,399	$16,029,890
	Other NEOs	$2,676,478	$1,390,058	$2,693,004	$3,979,424
Fiscal 2022	CEO	$8,660,511	$5,000,035	$4,567,893	$8,228,369
	Other NEOs	$3,245,862	$1,800,088	$1,750,352	$3,196,126
Fiscal 2021	CEO	$8,228,550	$5,350,123	$11,428,687	$14,307,114
	Other NEOs	$2,564,703	$1,237,613	$2,436,334	$3,763,424

(a)
Represents the amounts reported in the Stock Awards column in the Summary Compensation Table.
(b)
SEC rules require certain adjustments be made to equity awards totals to determine “compensation actually paid.”
(i)
add the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
add the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)
add, for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)
add, for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);

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Tabular Executive Compensation Disclosure

(v)
subtract, for awards granted in prior years that fail to meet the applicable vesting conditions during the applicable year, the amount equal to the fair value at the end of the prior fiscal year; and
(vi)
add the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. This adjustment is not applicable to PFG as no dividends are paid on equity.

The following table details these adjustments.

		Unvested Awards		Vested Awards
Year	Executives	Year End Fair Value of Equity Awards Granted During Year and Outstanding and Unvested at Year End ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year ($)	Change as of Vesting Date From Prior Year End of Prior Awards That Vested During Year ($)	Deduct Forfeited Awards (Fair Value at End of Prior Year) ($)	Equity Award Adjustment ($)

Fiscal 2024	CEO	6,692,674	1,939,171	—	217,741	—	8,849,586
	Other NEOs	1,727,913	474,155	—	111,601	—	2,313,669
Fiscal 2023	CEO	7,211,752	4,890,740	—	746,381	(306,474)	12,542,399
	Other NEOs	1,682,870	920,813	—	177,154	(87,833)	2,693,004
Fiscal 2022	CEO	5,225,446	(258,337)	—	(177,714)	(221,502)	4,567,893
	Other NEOs	1,881,048	(53,935)	—	(39,573)	(37,188)	1,750,352
Fiscal 2021	CEO	7,720,265	2,682,515	—	1,102,538	(76,631)	11,428,687
	Other NEOs	1,786,194	477,960	—	184,548	(12,368)	2,436,334

RELATIONSHIP BETWEEN PAY AND FINANCIAL PERFORMANCE

The following charts provide a graphic representation of the relationship between compensation actually paid (CAP) to our CEO and other NEOs (as calculated above) and the performance measures included in the Pay versus Performance Table (Total Shareholder Return, Peer Group Total Shareholder Return, Net Income, and Adjusted EBITDA).

## Compensation Actually Paid vs. Total Shareholder Return

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
CAP ($M)
$240
$220
$200
$180
$160
$140
$120
$100
Total Shareholder Return
Value of Initial Fixed $100 Investment
2021
2022
2023
2024
CAP to CEO
CAP to non-CEO NEOs
4 Year TSR
4 Year Peer TSR

78

Tabular Executive Compensation Disclosure

Compensation Actually Paid vs. Net Income
CAP ($M)
Net Income ($M)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2021
2022
2023
2024
CAP to CEO
CAP to non-CEO NEOs
Net Income

Compensation Actually Paid vs. Adjusted EBITDA
CAP ($M)
Adjusted EBITDA ($M)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
2021
2022
2023
2024
CAP to CEO
CAP to non-CEO NEOs
Adjusted EBITDA

FINANCIAL PERFORMANCE MEASURES

The three items listed below represented the most important financial performance measures used by the Compensation Committee to link the “compensation actually paid” to our CEO and other NEOs in fiscal 2024 to Company performance, as further described in the “Cash Bonus Opportunities” and “Long-Term Equity Incentive Awards” sections of our Compensation Discussion and Analysis.

Adjusted EBITDA

Net Sales

Relative TSR

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Equity Compensation Plan Information

Equity Compensation
Plan Information

The following table sets forth information as of June 29, 2024 regarding the Company’s equity compensation plans.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS(3)

Equity compensation plans approved by stockholders
2007 Management Option Plan	501,602	$19.20	—
2015 Omnibus Incentive Plan	746,008	$27.51	3,521,349

(1)
Relates to options outstanding under our 2007 Management Option Plan, and 643,424 options, 16,608 restricted stock units, and 85,976 deferred stock units outstanding under our 2015 Omnibus Incentive Plan.
(2)
The weighted-average exercise price for the 2015 Omnibus Incentive Plan excludes the impact of outstanding restricted stock units and deferred stock units as they have no exercise price.
(3)
Relates to additional shares reserved for future awards under our 2015 Omnibus Incentive Plan. No further awards will be granted under the 2007 Management Option Plan.

80

2024 Omnibus Incentive Plan

2024 Omnibus Incentive Plan

PROPOSAL 04: Approval of 2024 Omnibus Incentive Plan
Your Board of Directors recommends that you vote “FOR” the approval of the 2024 Omnibus Incentive Plan.

Introduction

On October 2, 2024, upon the recommendation of the Compensation Committee, the Board approved the adoption of the Performance Food Group Company 2024 Omnibus Incentive Plan (the “2024 Plan”), subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the 2024 Plan will become effective on November 20, 2024. If approved, the 2024 Plan would be a successor to the 2015 Omnibus Incentive Plan (“2015 Plan”), and no additional awards would be made after November 20, 2024 under the 2015 Plan. Whether the 2024 Plan is approved by our stockholders or not, each award granted under the 2015 Omnibus Incentive Plan will continue to be subject to the terms and provisions applicable to such award under the applicable award agreement and the 2015 Omnibus Incentive Plan.

The 2024 Plan is a key pay-for-performance component of the Company’s compensation program and the Company’s primary vehicle for granting equity-based compensation to its employees, officers and directors. Our current stock plan, the 2015 Plan will expire July 30, 2025, such that we will not be able to issue any new awards under the 2015 Plan after this date. Accordingly, the Board approved the 2024 Plan to succeed the 2015 Plan and provide for a new pool of shares available for issuance to our employees, officers and directors.

The Company believes that the proposed 2024 Plan is necessary in order to allow PFG to continue to utilize equity awards and performance awards, including cash awards, to retain and attract the services of key individuals essential to PFG's long-term growth and financial success and to further align their interests with those of PFG's stockholders. PFG relies on equity awards, primarily time-based and performance-based restricted stock, to encourage strong performance of key individuals and believes that equity incentives are necessary for PFG to remain competitive and to retain and attract highly qualified individuals upon whom, in large measure, the future growth and success of PFG depend.

Determination of the Number of Shares Available for Awards under the 2024 Plan

As described further below, the maximum number of shares of our common stock reserved for issuance under the 2024 Plan will be 6,944,434, subject to adjustment in connection with certain capitalization events in accordance with the 2024 Plan. As of September 12, 2024, awards for 2,470,471 shares of our common stock were outstanding under the 2015 Plan, with performance-based awards measured assuming maximum vesting and issuance levels. In addition, as of September 12, 2024, there were approximately 2,744,434 shares of our common stock that remained available for future issuances under the 2015 Plan, with performance-based awards measured assuming maximum vesting and issuance levels. Upon approval of the 2024 Plan by our stockholders, the shares of our common stock remaining available for future issuances under the 2015 Plan will cease to be available for future grants and no future equity awards may be granted under the 2015 Plan.

The following factors were taken into account by the Compensation Committee and the Board in approving the proposed 2024 Plan:

•
PFG’s burn rate over the past three fiscal years under other stockholder approved equity plans;
•
the number of shares remaining available under the 2015 Plan for future awards;

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2024 Omnibus Incentive Plan

•
the number of outstanding options and unvested restricted stock and performance shares;
•
the potential overhang or dilution associated with the 2015 Plan and the 2024 Plan; and
•
the advice of the Compensation Committee's independent compensation consultant.

Burn Rate and Estimated Duration

Burn rate is generally calculated as the number of shares granted over a set period divided by the weighted average number of shares outstanding, and generally demonstrates how quickly a company uses available shares. The following table provides our average three-year burn rate under the 2015 Plan:

Element	Fiscal 2024	Fiscal 2023	Fiscal 2022	Three-Year Average

Stock options granted	-	-	-
Time-based restricted stock and RSUs granted (a)	677,041	686,586	769,636
Performance share awards (PSAs) earned (b)	188,236	42,373	24,446
Total full-value awards ((a) + (b))	865,277	728,959	794,082
Weighted-average number of shares of common stock outstanding as of fiscal-year end	155,678,404	155,814,555	151,357,144
Burn Rate	0.56%	0.47%	0.52%	0.52%

The table below sets forth details regarding performance-based awards granted and earned in each year for the last three fiscal years.

Performance-Based Awards	# Shares/Units

Outstanding/Non-Vested (1) as of 6/29/2024	315,110
Granted	139,140
Vested/Earned (2)	188,236
Forfeited (5)	-

Outstanding/Non-Vested (1) as of 7/1/2023	364,206
Granted	140,179
Vested/Earned (3)	42,373
Forfeited (5)	82,410

Outstanding/Non-Vested (1) as of 7/2/2022	348,810
Granted	127,000
Vested/Earned (4)	24,446
Forfeited (5)	46,988
(1)
Amounts listed exclude awards vested at fiscal year end to be paid in the following fiscal year after performance is determined.
(2)
PSAs vested/earned in fiscal year 2024 were tied to fiscal 2021 PSA award and achieved a 186.30% payout; 101,039 PSAs were granted in fiscal 2021.
(3)
PSAs vested/earned in fiscal year 2023 were tied to fiscal 2020 PSA award and achieved a 70.17% payout for the relative TSR metric and 0% for the ROIC metric; 120,771 PSAs were granted in fiscal 2020.
(4)
PSAs vested/earned in fiscal year 2022 were tied to fiscal 2019 PSA award and achieved a 68.44% payout for the relative TSR metric and 0% for the ROIC metric; 71,434 PSAs were granted in 2019.
(5)
Represents PSAs forfeited due to performance and terminations.

Based on our historic and projected future use of equity-based compensation, we estimate that the shares requested under the 2024 Plan will be sufficient to provide awards for approximately nine years. However, the actual duration of the share reserve will depend on currently unknown factors, such as the Company’s stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.

82

2024 Omnibus Incentive Plan

Overhang

Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2015 Plan and the Performance Food Group Company Amended and Restated 2007 Management Option Plan (the "2007 Plan"), as of September 12, 2024.

The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 6,944,434 shares to be available for awards under the 2024 Plan. Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as (A) the sum of (i) the total number of shares subject to outstanding equity awards, (ii) the number of shares remaining available for future grant under the 2015 Plan, and (iii) the contemplated 4,200,000 additional shares to be authorized under the 2024 Plan divided by (B) the total number of shares of common stock outstanding, plus the number of shares in (A). Our overhang as of September 12, 2024 was 3.5%. If the 2024 Plan is approved by stockholders, the total potential overhang from shares authorized for issuance will increase by 2.5% to 6.0%. The Compensation Committee and the Board believe that this number of shares of common stock under the 2024 Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue awarding equity awards, and that the Company's ability to grant equity and equity-based compensation is vital to its ability to continue to attract and retain key personnel.

The historical burn rate and the potential dilution described above may not be indicative of what the actual amounts will be in the future.

Updated Share Information as of September 12, 2024

The information included in this Proxy Statement and our 2024 Annual Report is updated by the following information regarding all existing equity compensation plans as of September 12, 2024 (except as otherwise noted):

Elements of Overhang	As of September 12, 2024

Total number of stock options outstanding (1)	1,117,015
Weighted-average exercise price of stock options outstanding	$24.00
Weighted-average remaining duration of stock options outstanding	1.9 years
Total number of full-value awards outstanding (includes restricted stock, restricted stock units, performance shares, and deferred stock units) (2)	1,829,083
Shares remaining available for grant under the 2015 Plan (3)	2,744,434
Total shares of common stock outstanding as of the record date	155,951,561
(1)
Includes options outstanding under the 2015 Plan and the 2007 Plan. No stock appreciation rights were outstanding as of September 12, 2024.
(2)
The number of shares subject to outstanding performance shares assumes performance at the maximum performance level.
(3)
The 2015 Plan is our only active equity plan. The number of shares remaining available for future grant under the 2015 Plan reflects performance shares at maximum payout.

Highlights of the 2024 Plan

The 2024 Plan incorporates several provisions that we believe are key compensation and governance best practices, which protect the stockholders’ interests, including the following:

No annual evergreen. The 2024 Plan does not contain an annual “evergreen” provision that automatically increases the number of shares available for issuance each year.

Minimum vesting requirement. No stock awards granted under the 2024 Plan may vest until the first anniversary of the applicable grant date (subject to limited exceptions described below).

Aggregate non-employee director compensation limits. Under the 2024 Plan, the sum of the aggregate grant date fair value of all equity-based grants and any cash fees paid to a single non-employee director, for services as a non-employee director, in a fiscal year may not exceed $1,500,000.

Aggregate individual participant compensation limits. Under the 2024 Plan, (i) grants of options or stock appreciation rights in respect of no more than 1,000,000 shares of common stock, (ii) no more than 1,000,000 shares of common stock

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2024 Omnibus Incentive Plan

may be issued in respect of performance compensation awards denominated in shares of common stock granted pursuant to the Plan may be made to any individual participant during any single fiscal year of the Company and (iii) the maximum amount that may be paid to any individual participant for a single fiscal year under a performance compensation award denominated in cash is $10,000,000.

Payment of dividends and dividend equivalents only if underlying awards vest. Under the 2024 Plan, neither dividends nor dividend equivalents may be paid with respect to unvested awards unless and until the underlying award subsequently vests. No dividends or dividend equivalents will be payable in respect of outstanding stock options or stock appreciation rights.

Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right is ten years.

Limitation on share recycling. Shares withheld or delivered to satisfy the exercise price or tax withholding requirements relating to a stock option or stock appreciation right or shares repurchased with stock option proceeds, in each case, with respect to awards granted on or after November 20, 2024 will not be made available again for issuance under the 2024 Plan.

No replacement, cash buyouts or repricing of awards without stockholder approval. Under the 2024 Plan, without stockholder approval, (i) awards may not be repriced and (ii) outstanding stock options and stock appreciation rights may not be replaced with new stock options or stock appreciation rights (with a lower exercise price or strike price, as the case may be) or other awards or cash payments with a greater intrinsic value than the canceled stock option or stock appreciation right.

Summary of the Material Features of the 2024 Omnibus Incentive Plan

A description of the material provisions of the 2024 Plan is set forth below. The statements made in this Proposal 4 concerning the terms and provisions of the 2024 Plan are summaries and do not purport to be a complete recitation of the 2024 Plan provisions. These statements are qualified in their entirety by express reference to the full text of the 2024 Plan, which is attached to this Proxy Statement as Appendix B and incorporated by reference herein.

Key Terms

Plan Term	Ten years
Eligible Participants

All employees, officers, directors, consultants and advisors of the Company, will be eligible to receive awards under the 2024 Plan, and the Compensation Committee will select recipients for awards under the 2024 Plan from among such eligible individuals.

Total Shares Authorized	6,944,434
Award Types	Options (Incentive and Non-Qualified), stock appreciation rights, restricted shares and restricted stock units, performance compensation awards, other stock-based awards, and cash-based awards

Purpose

The purpose of the 2024 Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby employees, officers, directors, consultants, and advisors can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to the Company’s welfare and aligning their interests with those of our stockholders.

Administration

The 2024 Plan will be administered by the Compensation Committee or such other committee of our Board of Directors to which it has properly delegated power, or if no such committee or subcommittee exists, our Board of Directors (the “Plan Committee”). The Plan Committee is currently the Compensation Committee. The Plan Committee is authorized to (1) designate participants; (2) determine the type or types of awards to be granted to a participant; (3) determine the number of shares of common stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (4) determine the terms and conditions of any award; (5) determine whether, to what extent, and

84

2024 Omnibus Incentive Plan

under what circumstances awards may be settled in, or exercised for, cash, shares of common stock, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (6) determine whether, to what extent, and under what circumstances the delivery of cash, shares of common stock, other securities, other awards, or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the participant or of the Plan Committee; (7) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2024 Plan and any instrument or agreement relating to, or award granted under, the 2024 Plan; (8) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Plan Committee deems appropriate for the proper administration of the 2024 Plan; (9) accelerate the vesting of awards and waive any conditions or restrictions imposed with respect to awards or the shares of common stock issued pursuant to awards; (10) adopt sub-plans; and (11) make any other determination and take any other action that the Plan Committee deems necessary or desirable for the administration of the 2024 Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Plan Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2024 Plan. Any such allocation or delegation may be revoked by the Plan Committee at any time. Unless otherwise expressly provided in the 2024 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2024 Plan or any award or any documents evidencing awards granted pursuant to the 2024 Plan are within the sole discretion of the Plan Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any participant, any holder or beneficiary of any award, and any of our stockholders.

Persons Eligible for Grants.

The 2024 Plan permits the Plan Committee to make grants to our employees, officers, directors, consultants and advisors. As of September 30, 2024, we had approximately 277 employees and officers eligible to participate in the 2024 Plan, as well as 11 non-employee directors.

Awards Subject to the 2024 Plan

The 2024 Plan provides that the total number of shares of common stock that may be issued under the 2024 Plan is 6,944,434 (the “Absolute Share Limit”). Of this amount, the maximum number of shares of common stock for which incentive stock options may be granted is 1,000,000; the maximum number of shares of common stock for which stock options or stock appreciation rights may be granted to any individual participant during any single fiscal year is 1,000,000; the maximum number of shares of common stock for which performance compensation awards denominated in shares may be granted to any individual participant in respect of a single fiscal year is 1,000,000 (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates); the maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $1,500,000 in total value; and the maximum amount that may be paid to any individual participant for a single fiscal year under a performance compensation award denominated in cash is $10,000,000. Except for Substitute Awards (as described below), in the event any award expires or is canceled, forfeited, terminated, settled in cash, or otherwise settled without delivery to the participant of the full number of shares to which the award related, the undelivered shares of common stock may be granted again under the 2024 Plan. Shares of common stock withheld in payment of the exercise price or taxes relating to an award, and shares equal to the number of shares surrendered in payment of any exercise price or taxes relating to an award, are deemed to constitute shares not issued to the participant and are deemed to again be available for awards under the 2024 Plan, unless the shares are withheld or surrendered after the termination of the 2024 Plan, or at the time the shares are withheld or surrendered, it would constitute a material revision of the 2024 Plan subject to stockholder approval under any then-applicable rules of the exchange on which the shares of common stock are listed, provided that shares of common stock subject to an award of stock options or stock appreciation rights granted on or after November 20, 2024 may not again be made available for issuance if such shares of common stock are withheld in payment of the exercise price or taxes relating to such award or repurchased on the open market with the proceeds of a stock option exercise. Awards may, in the sole discretion of the Plan Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which we combine (“Substitute Awards”), and such Substitute Awards will not be counted against the Absolute Share Limit, except that Substitute Awards intended to qualify as “incentive stock options” will count against the limit on incentive stock options described above. No

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award may be granted under the 2024 Plan after the tenth anniversary of the Effective Date (as defined therein), but awards granted before then may extend beyond that date.

Minimum Vesting Requirements

The 2024 Plan provides that other than (i) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting and (ii) any additional awards that the Plan Committee may grant up to 5% of the Absolute Share Limit, no stock award (or any installment or portion thereof) may vest until at least the first anniversary following the date of grant of such award.

Options

The Plan Committee may grant non-qualified stock options and incentive stock options, under the 2024 Plan, with terms and conditions determined by the Plan Committee that are not inconsistent with the 2024 Plan; provided, that all stock options granted under the 2024 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date such stock options are granted (other than in the case of stock options that are Substitute Awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the stock options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code (including an exercise price that is not less than 110% of the fair market value of our common stock underlying such stock option on the date such incentive stock option is granted for participants who own stock representing more than 10% of the voting power of all classes of stock of any member of the Company and any of its subsidiaries). The maximum term for stock options granted under the 2024 Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of our common stock is prohibited by our insider trading policy (or “blackout period” imposed by the Company), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the common stock shares as to which a stock option is exercised may be paid to the Company, to the extent permitted by law, (1) in cash or its equivalent at the time the stock option is exercised; (2) in common stock shares having a fair market value equal to the aggregate exercise price of the stock option being exercised and satisfying any requirements that may be imposed by the Plan Committee (provided that such shares are not subject to any pledge or other security interest and have been held by the participant for at least six months or such other period established by the Plan Committee to avoid adverse accounting treatment); or (3) by such other method as the Plan Committee may permit in its sole discretion, including, without limitation, (a) in other property having a fair market value on the date of exercise equal to the exercise price, (b) if there is a public market for the common stock shares at such time, through the delivery of irrevocable instructions to a broker to sell the common stock shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price of the stock option being exercised, or (c) through a “net exercise” procedure effected by withholding the minimum number of common stock shares needed to pay the exercise price and any applicable required withholding taxes. Any fractional shares of common stock will be settled in cash.

Stock Appreciation Rights

The Plan Committee may grant stock appreciation rights under the 2024 Plan with terms and conditions determined by the Plan Committee that are not inconsistent with the 2024 Plan. The Plan Committee also may award stock appreciation rights independent of any stock option. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares, or a combination of cash and shares, as determined by the Plan Committee) equal to the product of (1) the excess of (a) the fair market value on the exercise date of one share of common stock, over (b) the strike price per share of common stock covered by the stock appreciation right, times (2) the number of shares of common stock covered by the stock appreciation right, less any taxes required to be withheld. The strike price per share of common stock covered by a stock appreciation right will be determined by the Plan Committee at the time of grant but in no event may such amount be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards). The maximum term of a

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stock appreciation right will be ten years from the date of grant, except that if the term would expire during a blackout period, the term of the stock appreciation right will be extended to the 30th day after the end of the blackout period.

Restricted Shares and Restricted Stock Units

The Plan Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of common stock for each restricted stock unit, or, in the sole discretion of the Plan Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, subject to the other provisions of the 2024 Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including, without limitation, the right to vote such restricted shares of common stock, provided that any dividends payable on such restricted shares of common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse. To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of common stock) either in cash or, at the sole discretion of the Plan Committee, in shares of common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Plan Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Plan Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of the restrictions on such restricted stock units. A participant will have no rights or privileges as a stockholder as to restricted stock units.

Other Equity-Based Awards and Other Cash-Based Awards

The Plan Committee may grant other equity-based or cash-based awards under the 2024 Plan, with terms and conditions determined by the Plan Committee that are not inconsistent with the 2024 Plan.

Performance Compensation Awards

The Plan Committee has the authority, at or before the time of grant of any award, to designate such award as a performance compensation award. The Plan Committee has the sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of our performance (and/or our subsidiaries, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) or any other specific level of performance as determined in the Plan Committee's sole discretion. Following the completion of a performance period, the Plan Committee will review and certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and certify in writing that amount of the performance compensation awards earned for the period based upon the performance formula. In determining the actual amount of an individual participant’s performance compensation award for a performance period, the Plan Committee has the discretion to reduce or eliminate the amount of the performance compensation award. Unless otherwise provided in the applicable award agreement, the Plan Committee does not have the discretion to (1) grant or provide payment in respect of performance compensation awards for a performance period if the performance goals for such performance period have not been attained; or (2) increase a performance compensation award above the applicable limitations set forth in the 2024 Plan.

Effect of Certain Events on the 2024 Plan and Awards

In the event of (1) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of common stock or other securities, issuance of warrants or other rights to acquire shares of common stock or other securities, or other similar corporate transaction or event that affects the shares of common stock (including a Change in Control, as defined in the 2024 Plan); or (2) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Plan Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (1) or (2), an “Adjustment Event”), the Plan Committee will, in respect of any such Adjustment Event, make such proportionate substitution

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or adjustment, if any, as it deems equitable, to any or all of (a) the Absolute Share Limit, or any other limit applicable under the 2024 Plan with respect to the number of awards which may be granted thereunder; (b) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2024 Plan or any sub-plan; and (c) the terms of any outstanding award, including, without limitation, (i) the number of shares of common stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate; (ii) the exercise price or strike price with respect to any award; or (iii) any applicable performance measures (including, without limitation, performance criteria and performance goals); provided, that in the case of any “equity restructuring,” the Plan Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring. In connection with any Adjustment Event, the Plan Committee may, in its sole discretion, provide for any one or more of the following: (1) substitution or assumption of awards, acceleration of the exercisability of, lapse of restrictions on, or termination of, awards or a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (2) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding awards and payment to the holders of such awards that are vested as of such cancellation (including, without limitation, any awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Plan Committee in connection with such event) the value of such awards, if any, as determined by the Plan Committee (which value, if applicable, may be based upon the price per share of common stock received or to be received by other holders of our common stock in such event), including, without limitation, in the case of stock options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the stock option or stock appreciation right over the aggregate exercise price or strike price thereof, or, in the case of restricted stock, restricted stock units, or other equity-based awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award prior to cancellation of the underlying shares in respect thereof.

Nontransferability of Awards

No award will be permitted to be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Plan Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred without consideration, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue, or terminate the 2024 Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if (1) such approval is necessary to comply with any regulatory requirement applicable to the 2024 Plan or for changes in GAAP to new accounting standards; (2) it would materially increase the number of securities which may be issued under the 2024 Plan (except for adjustments in connection with certain corporate events); or (3) it would materially modify the requirements for participation in the 2024 Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent. The Plan Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a termination of a participant’s employment or service); provided, that, except as otherwise permitted in the 2024 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent; provided, further, that without stockholder approval, except as otherwise permitted in the 2024 Plan, (1) no amendment or modification may reduce the exercise price of any stock option or the strike price of any stock appreciation right; (2) the Plan Committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new stock option or stock appreciation right (with a lower exercise price or strike

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price, as the case may be) or other award or cash payment that is greater than the value of the canceled stock option or stock appreciation right; and (3) the Plan Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

Dividends and Dividend Equivalents

The Plan Committee in its sole discretion may provide as part of an award dividends or dividend equivalents, on such terms and conditions as may be determined by the Plan Committee in its sole discretion; provided, that (1) no dividends or dividend equivalents will be payable in respect of outstanding stock options or stock appreciation rights and (2) dividends and dividend equivalents shall be subject to the same restrictions and risks of forfeiture (including any service-based or performance-based vesting conditions) as the awards to which they relate and paid within 15 days after such awards are earned and become payable or distributable.

Clawback/Repayment

All awards are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (1) any clawback, forfeiture, or other similar policy adopted by our Board or the Plan Committee and as in effect from time to time and (2) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the participant will be required to repay any such excess amount to the Company.

Detrimental Activity

If a participant has engaged in any detrimental activity, as defined in the 2024 Plan, as determined by the Plan Committee, the Plan Committee may, in its sole discretion, provide for one or more of the following: (1) cancellation of any or all of such participant’s outstanding awards; or (2) forfeiture by the participant of any gain realized on the vesting or exercise of awards, and repayment of any such gain promptly to the Company.

Certain Material U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete or constitute tax advice to participants. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, and the satisfaction of our tax reporting obligations.

Non-Qualified Stock Options. A participant will not be subject to tax at the time a non-qualified stock option is granted, and no tax deduction will then be available to us. Upon the exercise of a non-qualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the participant’s ordinary income and we will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will generally be treated by the participant or transferee of the non-qualified stock option as either capital gain or capital loss.

Incentive Stock Options. A participant will not be subject to regular income tax at the time an incentive stock option is granted or exercised, and no tax deduction will then be available to us; however, the participant may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the incentive stock option over the exercise price. Upon disposition of the shares acquired upon exercise of an incentive stock option, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the participant has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by us at all times from the grant date until the date three months before the

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date of exercise (one year in the case of permanent disability). If the participant disposes of the shares without satisfying both the holding period and employment requirements, the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the incentive stock option is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We are not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Stock Appreciation Rights. A participant granted a stock appreciation right will generally recognize ordinary income on the date the stock appreciation right is exercised in an amount equal to the difference between the stock appreciation right’s exercise price and the fair market value of the shares underlying the stock appreciation right on the date of exercise.

Restricted Stock. Following a grant of restricted stock, unless the participant makes a timely election under Section 83(b) of the Code, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the restricted stock on the date of vesting of the shares over the purchase price, if any, paid for the shares. Any further gain or loss from the subsequent sale of such restricted stock constitutes capital gain or loss. If the participant makes a timely election under Section 83(b), the individual is taxed, at ordinary income rates, on the excess of the fair market value of the restricted stock on the date of grant over the purchase price, if any, paid for the shares, and any further gain or loss on the subsequent sale of the stock constitutes a capital gain or loss. Restricted Stock Units. A participant generally will recognize no income upon the receipt of an award of RSUs. Upon the settlement of RSUs, the participant generally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any shares received in respect of vested RSUs.

Section 280G of the Internal Revenue Code. If awards under the 2024 Plan are granted, vest or are paid contingent on a change in control or a subsequent termination of employment, some or all of the value of the award may be considered an “excess parachute payment” under Section 280G of the Code, which would result in the imposition of a 20 percent federal excise tax on the recipients of the excess parachute payments and a loss of our deduction for the excess parachute payments.

Section 409A of the Internal Revenue Code. Section 409A of the Code contains certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2024 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the participant may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A of the Code fails to comply with provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. In addition, certain states have laws similar to Section 409A of the Code and, as a result, failure to comply with such similar laws may result in additional state income, penalty and interest charges.

New Plan Benefits

As of the date of this Proxy Statement, the Committee has not approved any awards under the 2024 Plan. Because all awards under the 2024 Plan are discretionary with the Compensation Committee, neither the number nor types of future 2024 Plan awards to be received by or allocated to particular Participants or groups of Participants is presently determinable. Information regarding awards made under the 2015 Plan during fiscal 2024 to the Company’s named executive officers is provided under the caption “FISCAL 2024 LONG-TERM EQUITY INCENTIVE GRANTS” on page 58 of this proxy statement.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the 2024 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable regarding approval of the 2024 Plan by our stockholders.

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Ownership of Securities

Ownership of Securities

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of September 30, 2024 by (1) each person known to us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise noted, the address for each beneficial owner listed below is c/o Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238.

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding

Principal Stockholder:

Capital World Investors(1)	21,426,852	13.7%
333 South Hope Street, 55th Floor Los Angeles, CA 90071

The Vanguard Group(2)	15,915,269	10.2%
100 Vanguard Blvd. Malvern, PA 19355

BlackRock Inc(3)	13,484,693	8.7%
55 East 52nd Street New York, NY 10055

FMR LLC(4)	12,708,112	8.2%
245 Summer Street Boston, MA 02210

Wellington Management Group LLP(5)	6,473,543	4.2%
280 Congress Street Boston, MA 02210

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Ownership of Securities

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding

Directors and Named Executive Officers:
GEORGE L. HOLM(6)(7)	2,988,875	1.9%
H. PATRICK HATCHER (7)	77,081	*
PATRICK T. HAGERTY(7)	292,236	*
CRAIG H. HOSKINS(7)	277,210	*
SCOTT E. MCPHERSON(7)	178,300	*
BARBARA J. BECK(7)	15,548	*
DANIELLE M. BROWN	—	*
WILLIAM F. DAWSON, JR.(7)	19,397	*
MANUEL A. FERNANDEZ(7)	32,097	*
LAURA FLANAGAN(7)	17,307	*
MATTHEW C. FLANIGAN(7)	32,548	*
KIMBERLY S. GRANT(7)	10,184	*
JEFFREY M. OVERLY(7)	19,397	*
DAVID V. SINGER(7)	12,185	*
RANDALL N. SPRATT(7)	26,897	*
WARREN M. THOMPSON(7)	12,400	*
Directors and executive officers as a group (19 persons)(8)	4,324,160	2.8%

* Less than 1%

(1)
Based on a Schedule 13G/A filed with the SEC on February 9, 2024, reflects 21,426,852 shares of our common stock held by Capital World Investors (“CWI”), a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.”
(2)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024, reflects 15,915,269 shares of our common stock held by The Vanguard Group Inc.
(3)
Based on a Schedule 13G/A filed with the SEC on January 25, 2024, reflects 13,484,693 shares of our common stock held by BlackRock Inc.
(4)
Based on a Schedule 13G/A filed with the SEC on February 9, 2024, reflects 12,708,112 shares of our common stock held by FMR LLC.
(5)
Based on a Schedule 13G/A filed with the SEC on February 8, 2024, reflects 6,473,543 shares of our common stock held by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers. Wellington Investment Advisors Holding LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.
(6)
Includes an aggregate of 531,556 shares held by trusts of which Mr. Holm’s children are the beneficiaries and for which Mr. Holm’s wife acts as trustee. Mr. Holm may be deemed to beneficially own such shares.
(7)
The number of shares beneficially owned includes shares of common stock issuable upon exercise of options that are currently exercisable or upon vesting of restricted stock units and deferred stock units within 60 days after September 30, 2024, as follows: Mr. Holm (738,801), Mr. Hagerty (102,329), Ms. Beck (2,768), Mr. Dawson (2,768), Mr. Fernandez (4,305), Ms. Flanagan (2,768), Mr. Flanigan (2,768), Ms. Grant (2,768), Mr. Overly (2,768), Mr. Singer (2,768), Mr. Spratt (2,768) and Mr. Thompson (2,768). The number of shares beneficially owned also includes shares of restricted stock as follows: Mr. Holm (247,297), Mr. Hatcher (59,618), Mr. Hagerty (59,208), Mr. Hoskins (100,931) and Mr. McPherson (47,271). The number of shares beneficially owned by certain directors includes vested deferred stock units as follows: Ms. Beck (12,780), Mr. Dawson (12,886), Mr. Fernandez (27,792), Ms. Grant (3,280) and Mr. Overly (16,629).
(8)
Includes 892,363 shares of common stock issuable upon exercise of options that are currently exercisable, 73,367 vested deferred stock units granted to certain directors, 29,217 restricted stock units and deferred stock units granted to directors that will vest within 60 days after September 30, 2024 and 629,776 shares of restricted stock.

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Instructions for the Virtual Annual Meeting

Instructions for the
Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting and there will be no physical meeting location. The Annual Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting.

You are entitled to participate in the virtual Annual Meeting if you were a stockholder of record as of the close of business on September 30, 2024 or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote during the meeting.

To attend the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/PFGC2024 and enter the 16-digit control number included on your proxy card or voting instruction form. The virtual Annual Meeting will start at 8:00 a.m., Eastern Time, on Wednesday, November 20, 2024. We encourage you to access the meeting prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access will be available starting at 7:45 a.m., Eastern Time, on November 20, 2024.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection from wherever they intend to participate in the virtual Annual Meeting.

While we strongly encourage you to vote your shares prior to the meeting, stockholders may also vote during the meeting. Once logged in, you will be able to vote your shares by clicking the “Vote Here!” button.

Stockholders may submit written questions once logged into the virtual platform. Questions pertinent to meeting matters will be answered during the question and answer portion of meeting, subject to a time limit prescribed by the Rules of Conduct that will be posted to the virtual meeting platform on the day of the Annual Meeting. The Rules of Conduct will also provide additional information about the relevancy requirements of questions to meeting matters.

If you are unable to attend the meeting, you may appoint a designee to attend in your place. Please contact Investor Relations at 804-287-8108 to learn how to properly appoint a designee.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/PFGC2024.

A webcast replay will be posted to our Investor Relations website at http://investors.pfgc.com following the Annual Meeting.

2024 Proxy Statement	93

Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such reports and written representations from our executive officers, directors, and 10% stockholders, we believe that our executive officers, directors, and 10% stockholders complied with all Section 16(a) filing requirements during fiscal 2024, except that one Form 4 was inadvertently filed late on January 4, 2024 on behalf of Patrick T. Hagerty; one Form 4 was inadvertently filed late on January 4, 2024 on behalf of Scott E. McPherson; and one Form 4 was inadvertently filed late on January 4, 2024 on behalf of Craig H. Hoskins.

94

GENERAL INFORMATION

General Information

Questions and Answers about Voting and the Annual Meeting

WHY AM I BEING PROVIDED WITH THESE MATERIALS?

The Board of Directors has delivered these proxy materials to you in connection with its solicitation of proxies to be voted at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares in person using the virtual Annual Meeting platform described under “Instructions for the Virtual Annual Meeting.”

WHAT AM I VOTING ON?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
Proposal No. 1: Election of the 12 director nominees listed in this Proxy Statement.
•
Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025.
•
Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers.
•
Proposal No. 4: Approval of the Performance Food Group Company 2024 Omnibus Incentive Plan.

WHO IS ENTITLED TO VOTE?

Stockholders as of the close of business on September 30, 2024 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 155,845,347 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

•
Held directly in your name as “stockholder of record” (also referred to as the “registered stockholder”);
•
Held for you in an account with a broker, bank or other nominee (also referred to as shares held in “street name”)—Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or other nominee how to vote their shares; and
•
Held for you by us as restricted shares under our 2015 Omnibus Incentive Plan.

WHAT CONSTITUTES A QUORUM?

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting must be present online on the virtual meeting platform or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and broker shares that include “broker non-votes” are counted as present for purposes of determining a quorum.

WHAT IS A “BROKER NON-VOTE”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 (Election of Directors), 3 (Non-Binding Vote to Approve Executive Compensation) and 4 (Approval of 2024 Omnibus Incentive Plan) are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

2024 Proxy Statement	95

GENERAL INFORMATION

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

OUR BOARD RECOMMENDS THAT YOU VOTE YOUR SHARES:
PROPOSAL NO. 1 Election of Directors

Under our Bylaws, directors are elected by a majority of the votes cast, which means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” that nominee. Any director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election is required to tender his or her resignation to our Board in accordance with our Board policy. The Nominating and Corporate Governance Committee will consider the offer and recommend to the Board whether to accept the offer. The full Board will consider all factors it deems relevant to our best interests, make a determination and publicly disclose its decision and rationale within 90 days after confirmation of the election results.

Abstentions and broker non-votes will not be counted as votes cast for purposes of Proposal No. 1; therefore, they will have no effect on this proposal.

“FOR” each of the director nominees set forth in this Proxy Statement.
PROPOSAL NO. 2 Ratification of the Independent Registered Public Accounting Firm

The selection of the independent registered public accounting firm will be ratified by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy entitled to vote. For purposes of Proposal No. 2, abstentions will have the effect of a vote “against” the proposal.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025.
PROPOSAL NO. 3 Non-Binding Vote to Approve Executive Compensation

The advisory, non-binding vote regarding the compensation of our named executive officers will be approved by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote. For purposes of Proposal No. 3, abstentions will have the effect of a vote “against” the proposal; whereas, broker non-votes will not be counted as votes cast for purposes of Proposal No. 3 and, therefore, will have no effect on this proposal.

The proposal to approve the executive compensation of our named executive officers is not binding upon the Company, the Board or the Compensation Committee. Nevertheless, the Board and the Compensation Committee value the opinion expressed by stockholders through their vote on Proposal No. 3. Accordingly, the Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers.

96

GENERAL INFORMATION

PROPOSAL NO. 4 Approval of 2024 Omnibus Incentive Plan

The 2024 Omnibus Incentive Plan will be approved by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote. For purposes of Proposal No. 4, abstentions will have the effect of a vote “against” the proposal; whereas, broker non-votes will not be counted as votes cast for purposes of Proposal No. 4 and, therefore, will have no effect on this proposal.

“FOR” the approval of the 2024 Omnibus Incentive Plan

If you just sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the four proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

WHO WILL COUNT THE VOTE?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE VIRTUAL ANNUAL MEETING?

If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the virtual Annual Meeting. Specifically, you may authorize a proxy:

•
By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.
•
By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.
•
By Mail—You may vote by mail by signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on November 19, 2024, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than November 19, 2024.

HOW DO I VOTE MY SHARES DURING THE VIRTUAL ANNUAL MEETING?

If you are a stockholder of record and prefer to vote your shares during the virtual Annual Meeting, you can by entering the 16-digit control number included on your proxy card once logged in to the virtual platform at www.virtualshareholdermeeting.com/PFGC2024.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD ON OR ABOUT THE SAME TIME?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.

2024 Proxy Statement	97

GENERAL INFORMATION

MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. Whether you have voted by Internet, telephone, or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to our Secretary, provided such statement is received no later than November 19, 2024;
•
voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on November 19, 2024;
•
submitting a properly signed proxy card that has a later date than your previous vote and that is received no later than November 19, 2024; or
•
attending the virtual Annual Meeting online and voting (attendance at the virtual Annual Meeting without voting will not change your vote or revoke your proxy).

If you hold shares in street name, please refer to information from your bank, broker, or other nominee on how to revoke or submit new voting instructions.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Stockholder Proposals for the 2025 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2025 Annual Meeting, the proposal should be mailed by certified mail return receipt requested, to our Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

PROPOSALS FOR BUSINESS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (RULE 14A-8)

SEC rules permit stockholders to submit proposals for inclusion in our proxy statement if the stockholder and the proposal meet the requirements specified in Rule 14a-8 of the Exchange Act. Proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy statement for the 2025 Annual Meeting must be received by our Secretary no later than June 12, 2025.

DIRECTOR NOMINEES FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (PROXY ACCESS)

Our Bylaws permit a stockholder (or group of stockholders (up to 20)) who has owned a significant amount of Company common stock (at least 3%) for a significant amount of time (at least three years) to submit director nominees (the greater of two or up to 20% of the Board) for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. To be included in the Company’s proxy statement for the 2025 Annual Meeting, the proposing stockholder(s) must send notice and the required information to the Secretary so that it is received not earlier than May 13, 2025, nor later than June 12, 2025.

98

GENERAL INFORMATION

OTHER BUSINESS PROPOSALS/NOMINEES

Our Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted either under proxy access or Rule 14a-8. To be timely, a stockholder’s notice must be delivered to the Secretary and received on or after July 23, 2025, but not later than August 22, 2025.

Other Business

The Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors, A. Brent King Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website (www.pfgc.com) and click on “Financial Info” under the “Investors” heading. Information on, or that can be accessed through, our website is not, and shall not be deemed to be, part of this Proxy Statement or incorporated into any other filing we make with the SEC. Copies of our Annual Report on Form 10-K for the year ended June 29, 2024, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Secretary
Performance Food Group Company
12500 West Creek Parkway
Richmond, Virginia 23238

2024 Proxy Statement	99

Appendix A Reconciliation of Non-GAAP Items

Appendix A

Reconciliation of Non-GAAP Items

This Proxy Statement includes several financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and are not indicative of net income as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate PFG’s liquidity or financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation.

Management measures operating performance based on our Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction and other adjustment items permitted in calculating covenant compliance under PFG’s credit agreement and indenture (other than certain pro forma adjustments permitted under our credit agreement and indenture relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indenture, PFG’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indenture).

Management also uses Adjusted Diluted EPS, which is calculated by adjusting the most directly comparable GAAP financial measure by excluding the same items excluded in PFG’s calculation of Adjusted EBITDA, as well as amortization of intangible assets, to the extent that each such item was included in the applicable GAAP financial measure. For business combinations, the Company generally allocates a portion of the purchase price to intangible assets and such intangible assets contribute to revenue generation. The amount of the allocation is based on estimates and assumptions made by management and is subject to amortization over the useful lives of the intangible assets. The amount of the purchase price from an acquisition allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition, and thus the Company does not believe it is reflective of ongoing operations. Intangible asset amortization excluded from Adjusted Diluted EPS represents the entire amount recorded within the Company’s GAAP financial statements and the revenue generated by the associated intangible assets has not been excluded from Adjusted Diluted EPS. Intangible asset amortization is excluded from Adjusted Diluted EPS because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised.

PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry.

The following tables include a reconciliation of non-GAAP financial measures to the applicable most comparable GAAP financial measures.

A-1

Appendix A Reconciliation of Non-GAAP Items

PERFORMANCE FOOD GROUP COMPANY

Non-GAAP Reconciliation (Unaudited)

	Fiscal Year Ended
($ in millions, except share and per share data)	June 29, 2024	July 1, 2023	$ Change	% Change

Net income (GAAP)	$435.9	$397.2	$38.7	9.7%
Interest expense, net	232.2	218.0	14.2	6.5
Income tax expense	160.9	146.8	14.1	9.6
Depreciation	355.2	315.7	39.5	12.5
Amortization of intangible assets	201.5	181.0	20.5	11.3
Change in LIFO reserve(A)	62.3	39.2	23.1	58.9
Stock based compensation expense	41.9	43.3	(1.4)	(3.2)
Loss (gain) on fuel derivatives	(1.8)	5.7	(7.5)	(131.6)
Acquisition, integration & reorganization expenses(B)	23.7	10.6	13.1	123.6
Other Adjustments(C)	(5.7)	5.9	(11.6)	(196.6)
Adjusted EBITDA (Non-GAAP)	$1,506.1	$1,363.4	$142.7	10.5%

Diluted Earnings Per Share (GAAP)	$2.79	$2.54	$0.25	9.8%
Impact of amortization of intangible assets	1.29	1.16	0.13	11.21
Impact of change in LIFO reserve	0.40	0.25	0.15	60.0
Impact of stock based compensation expense	0.27	0.28	(0.01)	(3.6)
Impact of loss (gain) on fuel derivatives	(0.01)	0.03	(0.04)	(133.3)
Impact of acquisition, integration & reorganization charges	0.15	0.07	0.08	114.3
Impact of other adjustments	(0.03)	0.04	(0.07)	(175.0)
Tax impact of above adjustments	(0.56)	(0.49)	(0.07)	14.3
Adjusted Diluted Earnings Per Share (Non-GAAP)	$4.30	$3.88	$0.42	10.8%

(A)
Includes increases (decreases) in the LIFO inventory reserve of $3.8 million for Foodservice and $58.5 million for Convenience for fiscal 2024 compared to $(19.2) million for Foodservice and $58.4 million for Convenience for fiscal 2023.
(B)
Includes professional fees and other costs related to completed and abandoned acquisitions, costs of integrating certain of our facilities, and facility closing costs.
(C)
Includes asset impairments, gains and losses on the disposal of fixed assets, amounts related to favorable and unfavorable leases, foreign currency transaction gains and losses, franchise tax expense, and other adjustments permitted under our credit agreement and indenture.

2024 Proxy Statement	A-2

Appendix B 2024 Omnibus Incentive Plan

APPENDIX B

2024 Omnibus Incentive Plan

PERFORMANCE FOOD GROUP COMPANY
2024 OMNIBUS INCENTIVE PLAN

1.
PURPOSE.

The purpose of the Performance Food Group Company 2024 Omnibus Incentive Plan is to provide a means through which the Company and other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2.
DEFINITIONS.

The following definitions shall be applicable throughout the Plan.

“Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

“Adjustment Event” has the meaning given such term in Section 12(a) of the Plan.

“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, Other Cash-Based Award, and Performance Compensation Award granted under the Plan.

“Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

“Board” means the Board of Directors of the Company.

“Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination, or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

B-1

Appendix B 2024 Omnibus Incentive Plan

“Change in Control” means:

(i)
the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) representing 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this definition of “Change in Control”, (A) the provisions of this paragraph (i) shall not be applicable to a transaction in which a corporation becomes the owner of all the Company's outstanding securities in a transaction that would not be a Change in Control under paragraph (iv) of this “Change in Control” definition and (B) the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);
(ii)
during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or
(iii)
the sale, transfer, or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company; or
(iv)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and in which no Person acquires 50% or more of the combined voting power of the securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

“Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

“Company” means Performance Food Group Company, a Delaware corporation, and any successor thereto.

“Company Group” means, collectively, the Company and any of its Subsidiaries.

“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

“Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

2024 Proxy Statement	B-2

Appendix B 2024 Omnibus Incentive Plan

“Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

“Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company (or designee) in its sole and absolute discretion.

“Effective Date” has the meaning given such term in Section 3 of the Plan.

“Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

“Fair Market Value” means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock; provided, however, as to any Awards granted on or with a Date of Grant of the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price at which the Common Stock is offered to the public in connection with such initial public offering.

“GAAP” has the meaning given such term in Section 7(d) of the Plan.

“Immediate Family Members” has the meaning given such term in Section 14(b) of the Plan.

“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

“Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

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Appendix B 2024 Omnibus Incentive Plan

“Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

“Option” means an Award granted under Section 7 of the Plan.

“Option Period” has the meaning given such term in Section 7(c) of the Plan.

“Other Cash-Based Award” means an Award granted under Section 10 of the Plan that is payable without reference to the value of Common Stock.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Compensation Award that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock and/or (ii) measured by reference to the value of Common Stock.

“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

“Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” means the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

“Permitted Transferee” has the meaning given such term in Section 14(b) of the Plan.

“Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

“Plan” means this Performance Food Group Company 2024 Omnibus Incentive Plan, as it may be amended and restated from time to time.

“Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

“Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

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Appendix B 2024 Omnibus Incentive Plan

“SAR Period” has the meaning given such term in Section 8(c) of the Plan.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

“Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

“Strike Price” has the meaning given such term in Section 8(b) of the Plan.

“Subsidiary” means, with respect to any specified Person:

(i)
any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii)
any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

“Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.

3.
Effective Date; Duration.

The Board approved the Plan on October 2, 2024. The Plan shall become effective upon its approval by the Company's stockholders and thereafter shall continue in effect through November 20, 2034 unless terminated earlier under Section 13 of the Plan; provided,however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.
Administration.
(a)
The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemption provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)
Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of

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Appendix B 2024 Omnibus Incentive Plan

Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting of Awards and waive any conditions or restrictions imposed with respect to Awards or the shares of Common Stock issued pursuant to Awards; (x) adopt Sub-Plans; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)
Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.
(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, the Company, any other member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)
No member of the Board or the Committee or any employee or agent of the Company or any Subsidiary (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s or any Subsidiary’s organizational documents. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s or any Subsidiary’s organizational documents, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.
(f)
Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

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Appendix B 2024 Omnibus Incentive Plan

5.
Grant of Awards; Shares Subject to the Plan; Limitations.
(a)
The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b)
Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 6,944,434 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan, which includes 4,200,000 additional shares authorized under the 2024 Plan and any shares remaining available for future grants under the 2015 Omnibus Incentive Plan as of the Effective Date; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 1,000,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 1,000,000 shares of Common Stock may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share-denominated Performance Compensation Award is paid in cash, other securities, other Awards, or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $1,500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $10,000,000.
(c)
Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the Exercise Price, or taxes relating to an Award, and shares equal to the number of shares surrendered in payment of any Exercise Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed. Notwithstanding the foregoing, shares of Common Stock subject to an Award of Options or SARs granted under the Plan may not again be made available for issuance under the Plan if such shares of Common Stock are: (i) delivered to or withheld by the Company in payment of the (x) Exercise Price or (y) taxes relating to the Options or SARs, or (ii) repurchased on the open market with the proceeds of an Option exercise.
(d)
Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)
Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.
(f)
Notwithstanding any other provision of the Plan to the contrary, Awards (or any installment or portion thereof) granted under the Plan (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next

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Appendix B 2024 Omnibus Incentive Plan

annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (ii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5(b) (subject to adjustment under Section 12), (iii) Substitute Awards and (iv) shares of Common Stock issued in lieu of fully vested cash obligations.
6.
Eligibility.

Participation in the Plan shall be limited to Eligible Persons.

7.
Options.
(a)
General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)
Vesting and Expiration; Termination.
(i)
Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.
(ii)
Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).
(d)
Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the

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Appendix B 2024 Omnibus Incentive Plan

terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that is needed to pay the Exercise Price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Any fractional shares of Common Stock shall be settled in cash. Any fractional shares of Common Stock shall be settled in cash.
(e)
Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.
(f)
Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.
Stock Appreciation Rights.
(a)
General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)
Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)
Vesting and Expiration; Termination.
(i)
A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30thday following the expiration of such prohibition.
(ii)
Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding

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Appendix B 2024 Omnibus Incentive Plan

vested SAR shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).
(c)
Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(d)
Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.
Restricted Stock and Restricted Stock Units.
(a)
General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)
Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that, dividends payable on shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.
(c)
Vesting; Termination.
(i)
Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that, notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.
(ii)
Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock or Restricted Stock Units, as applicable, have vested, (A) all vesting with respect to such Participant’s Restricted Stock or Restricted Stock Units, as applicable, shall cease and (B) unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
(d)
Issuance of Restricted Stock and Settlement of Restricted Stock Units.
(i)
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such

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Appendix B 2024 Omnibus Incentive Plan

shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)
Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).
(e)
Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE PERFORMANCE FOOD GROUP COMPANY 2024 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN PERFORMANCE FOOD GROUP COMPANY AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PERFORMANCE FOOD GROUP COMPANY.

10.
Other Equity-Based Awards and Other Cash-Based Awards.

The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(c) of the Plan.

11.
Performance Compensation Awards.
(a)
General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award.
(b)
Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of

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Appendix B 2024 Omnibus Incentive Plan

Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e).
(c)
Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) or any other specific level of performance as determined in the Committee’s sole discretion. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.
(d)
Modification of Performance Goal(s). The Committee shall have sole discretion to make alterations to the governing Performance Criteria without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall at any time specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any events in the Committee’s sole discretion.
(e)
Payment of Performance Compensation Awards.
(i)
Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii)
Limitation. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(iii)
Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iv)
Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.
(f)
Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

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Appendix B 2024 Omnibus Incentive Plan

12.
Changes in Capital Structure and Similar Events.

Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a)
General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan, and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (II) the Exercise Price or Strike Price with respect to any Award, or (III) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 12 shall be conclusive and binding for all purposes.
(b)
Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:
(i)
substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of, Awards, or a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(ii)
subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c)
Other Requirements. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing

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Appendix B 2024 Omnibus Incentive Plan

purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, and (iii) deliver customary transfer documentation as reasonably determined by the Committee.
13.
Amendments and Termination.
(a)
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) of the Plan without stockholder approval.
(b)
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
14.
General.
(a)
Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)
Nontransferability.
(i)
Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or any other member of the Company Group;provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.
(ii)
Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and

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Appendix B 2024 Omnibus Incentive Plan

the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)
The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)
Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards, or other property on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, or reinvestment in additional shares of Common Stock, Restricted Stock, or other Awards; provided, that (i) no dividends, dividend equivalents, or other similar payments shall be payable in respect of outstanding Options or SARs and (ii) dividends and dividend equivalents shall be subject to the same restrictions and risks of forfeiture (including any service-based or performance-based vesting conditions) as the Awards to which they relate and be paid within fifteen (15) days after the Awards to which they relate are earned and become payable or distributable.
(d)
Tax Withholding.
(i)
A Participant shall be required to pay to the Service Recipient or any other member of the Company Group, and the Service Recipient or any other member of the Company Group shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities, or other property issuable or deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities, or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.
(ii)
Without limiting the generality of clause (i) above, the Committee may (but is not obligated to), in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.
(e)
Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

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Appendix B 2024 Omnibus Incentive Plan

(f)
No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any other member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.
(g)
International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.
(h)
Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.
(i)
Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.
(j)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.
(k)
Government and Other Regulations.
(i)
The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem

2024 Proxy Statement	B-16

Appendix B 2024 Omnibus Incentive Plan

advisable under the Plan, the applicable Award Agreement, the Federal securities laws, the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)
The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.
(l)
No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(m)
Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(n)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(o)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any other member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

B-17

Appendix B 2024 Omnibus Incentive Plan

(p)
Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company or any other member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.
(q)
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(r)
Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.
(s)
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(t)
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(u)
Section 409A of the Code.
(i)
Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)
Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)
Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
(v)
Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (A) any clawback, forfeiture, or other similar policy adopted by the Board or Committee and as in effect from time to time, and (B) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason

2024 Proxy Statement	B-18

Appendix B 2024 Omnibus Incentive Plan

(including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
(w)
Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:
(i)
cancellation of any or all of such Participant’s outstanding Awards; or
(ii)
forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.
(x)
Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
(y)
Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

B-19

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© 2024 Performance Food Group Company

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Scan to view materials & vote performance food group company 12500 west creek parkway richmond, va 23238 vote by internet before the meeting - go to www.proxyvote.com or scan the qr barcode above use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on november 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - go to www.virtualshareholdermeeting.com/pfgc2024 you may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote by phone - 1-800-690-6903 use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on november 19, 2024. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing, c/o broadridge, 51 mercedes way, edgewood, ny 11717. Your signed and dated proxy card must be received by 11:59 p.m. Eastern time on november 19, 2024 to be counted. Electronic delivery of future proxy materials if you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. O vote, mark blocks below in blue or black ink as follows: 57379-p18946 keep this portion for your records detach and return this portion only this proxy card is valid only when signed and dated. Performance food group company the board of directors recommends you vote for each director nominee.1. To elect the twelve director nominees. Nominees:1a. George l. Holm1b. Manuel a. Fernandez 1c. Barbara j. Beck 1d. Danielle m. Brown 1e. William f. Dawson, jr. 1f. Laura flanagan 1g. Matthew c. Flanigan 1h. Kimberly s. Grant 1i. Jeffrey m. Overly 1j. David v. Singer for against abstain 1k. Randall n. Spratt 1l. Warren m. Thompson for against abstain the board of directors recommends you vote for proposals 2, 3 and 4. For against abstain 2. To ratify the appointment of deloitte & touche llp as our independent registered public accounting firm for fiscal 2025. 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. 4. To approve the pfg 2024 omnibus incentive plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [please sign within box] date signature (joint owners) date

Important notice regarding the availability of proxy materials for the annual meeting of stockholders: the notice of annual meeting of stockholders, proxy statement and annual report are available at www.proxyvote.com. V57380-p18946 performance food group company annual meeting of stockholders november 20, 2024 8:00 am eastern time this proxy is solicited by the board of directors the stockholder(s) hereby appoint(s) george l. Holm and a. Brent king, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of performance food group company that the stockholder(s) is/are entitled to vote if personally present at the annual meeting of stockholders to be held virtually on november 20, 2024 at 8:00 am eastern time at www.virtualshareholdermeeting.com/pfgc2024 and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the proxy materials for the annual meeting of stockholders. The stockholder(s) hereby revoke(s) all proxies heretofore given by the stockholder(s) to vote at the annual meeting of stockholders and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein on the reverse side. If no direction is made but the proxy card is signed, this proxy will be voted for the election of each of the director nominees listed on the reverse side and for proposals 2, 3 and 4. It will be voted in the discretion of the proxies upon such other matters as may properly come before the annual meeting of stockholders. Continued and to be signed on reverse side